As filed with the Securities and Exchange Commission on April 27, 2011

File No. 333-73390

File No. 811-09337

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 14	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 34	☒

Columbus Life Insurance Company Separate Account 1

(Exact Name of Registrant)

Columbus Life Insurance Company

(Name of Depositor)

400 East Fourth Street

Cincinnati, Ohio 45202

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: 1-800-677-9595

The Western and Southern Life Insurance Company

400 Broadway

Cincinnati, Ohio 45202

(Name of Guarantor)

Please send copies of all communications to:
JONATHAN D. NIEMEYER, ESQ.	MARK J. MAHONEY, ESQ.
Columbus Life Insurance Company	M.S. 32
400 East Fourth Street	400 Broadway
Cincinnati, Ohio 45202	Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

☒ immediately upon filing pursuant to paragraph (b) of Rule 485

☐ on (date) pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐ on               pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

An Indefinite Amount of Interests in

Columbus Life Insurance Company Separate Account 1 under

Legacy Survivorship Variable Universal Life Policies

(Title of Securities Being Registered)

LEGACY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

Columbus Life Insurance Company	Prospectus
Separate Account 1	May 1, 2011

This prospectus describes the Legacy Survivorship Variable Universal Life flexible premium insurance policies and the investment options available to policy owners. It contains information you should know before purchasing a policy and selecting investment options. Please read this prospectus carefully and keep it for future reference.

Columbus Life Insurance Company issues the policies.

The policies may not be available in all states.  In addition, policy provisions may vary slightly from state to state according to state law.  Please read your policy carefully when you receive it. This prospectus is not part of the insurance policy. The insurance policy will be our contract with you.

Description of benefits in this prospectus depend on the policy being in force.  It is your responsibility to pay enough premium to keep the policy in force.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the policies or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This policy is not a deposit or obligation of any bank. No bank has guaranteed or endorsed the policy. The policy is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, the National Credit Union Share Insurance Fund or any other government agency.

Investments in variable life insurance policies involve investment risk, including possible loss of principal and earnings.

The policy is a flexible premium survivorship variable universal life insurance policy.  The amount or duration of the death benefit may be variable or fixed under specified conditions and may increase or decrease.  The cash value of the policy may increase or decrease in accordance with the experience of the separate account.  You could lose your entire investment, depending on the performance of the investment options.  If this occurs and a no-lapse guarantee is not in effect, there could be no death benefit absent additional payments made to keep the policy in force. (MA)

The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein.

No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund. (GA)

TABLE OF CONTENTS

RISK/BENEFIT SUMMARY	5
Policy Benefits	5
Policy Risks	6
Fund Company Risks	6
Fee Tables	7

GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT, AND INVESTMENT OPTIONS	11
Columbus Life Insurance Company	11
Guarantee of Insurance Obligations	11
Columbus Life Insurance Company Separate Account 1	11
Notice Regarding Producer Compensation	12
Sub-Account Investment Options	13
Voting Rights	17
Fixed Account	17

POLICY CHARGES	18
Premium Expense Charge	18
State Tax Charge	19
Cost of Insurance Charge	19
Per $1,000 Charge	20
Per Policy Charge	21
Mortality and Expense Risk Charge	21
Rider Charges	21
Surrender Charge	22
Transfer Fee	23
Withdrawal Fee	23
Administrative Fee	23

GENERAL DESCRIPTION OF THE POLICIES	24
Who Can Purchase a Policy	24
Allocation of Net Premiums and Transfers Among Investment Options	24
Market Timing	26
Dollar Cost Averaging Program	27
Automatic Rebalancing Program	27
Rider Benefits	28
Conversion and Policy Split Option	32
Policy Changes	32
Assignment of Policy	33
Contestability	33

PREMIUMS	34
Premium Payments	34
Planned Premium	34
Net Premium	35
Target Premium	35
Term No-Lapse Guarantee Premium	35

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DEATH BENEFIT	36
Death Benefit	36
Table Of Death Benefit Factors And Example Of Death Benefit Calculation	37
Suicide Exclusion	38
Effective Date of Coverage and Temporary Insurance	38
Changes to Coverage	39
Extended Coverage Period	39
Payment Options	40

POLICY VALUES AND VALUATION	41
Account Value	41
Net Cash Surrender Value	41
Valuation of the Sub-Accounts	41

SURRENDER AND PARTIAL WITHDRAWALS	43
Surrender	43
Partial Withdrawals	43
Canceling the Policy Without Penalty	43
Delay in Payment	44

LOANS	44

LAPSE AND REINSTATEMENT	45

TAXES	46
Tax Status of Policy	46
Modified Endowment Contract	46
Tax Consequences of Withdrawals and Loans	47
Accelerated Death Benefits	47
Extended Coverage	48
Policy Split Option	48
Tax Consequences on Insured’s Death	48
Death of Owner Who is Not the Insured	48
Transfers	48
Federal Estate and Gift Tax	49
Corporate and Qualified Retirement Plan Ownership	49
Withholding	50

LEGAL PROCEEDINGS	51

FINANCIAL STATEMENTS	51

TERMINOLOGY INDEX	52

STATEMENT OF ADDITIONAL INFORMATION	53

PERSONALIZED ILLUSTRATION	53

CONTACT US	53

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RISK/BENEFIT SUMMARY

Policy Benefits

The policy provides life insurance coverage on the lives of two insured persons until the younger insured’s age 120, so long as you do not surrender the policy or allow it to lapse.  The death benefit is payable on the death of the second insured to die.  You have a choice of two death benefit options. The specified amount option is less costly and allows you to focus on building a higher cash value.  The specified amount plus account value option allows you to focus on building a higher death benefit, but because it is more costly, your cash value will be less than under the specified amount option.  With either option, the death benefit will not be less than the “corridor” death benefit amount required by federal tax law. See the Death Benefit section of this prospectus.

Because this is a variable policy, you will invest the cash value of the policy in the available underlying funds.  A fixed account option, guaranteed by Columbus Life, is also available.  See the Sub-Account Investment Options and Fixed Account sections of this prospectus.  You will have access to the cash value of the policy through withdrawals and loans, subject to certain restrictions.  See the Surrender, Partial Withdrawals, and Loans sections of this prospectus.

The base policy includes a no-lapse guarantee which assures that your policy will not lapse during the first 20 policy years (or until the younger insured’s age 90, if earlier) so long as you pay a minimum amount of premium that we specify. Policy years are years measured from the date we issue the policy. See the Term No-Lapse Guarantee Premium section of this prospectus. In addition, if your policy is in force on the policy anniversary when the younger insured is (or would have been) age 120 (and you have a positive net cash surrender value), your policy will continue with a death benefit equal to the net cash surrender value until you surrender it or until the death of the second insured. A policy anniversary is a yearly anniversary of the date we issue the policy. See the Extended Coverage section of this prospectus.

Additional benefits may be available by rider.  See the Riders section of this prospectus.

You have a right to examine the policy when you receive it.  If you are not satisfied, you may return the policy to us or to one of our agents within 10 days, without incurring any charges.  In most states, however, you will bear the risk of investment gain or loss during this period.  See the Canceling the Policy Without Penalty section of this prospectus.

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Policy Risks

There are risks of investing in a variable universal life policy.  You bear the risk that the investment options you select will not perform well.  In other words, you bear the entire risk of loss of principal and earnings on amounts invested in the sub-accounts.  And, if your policy does not perform well you may have to make higher than planned premium payments to cover the monthly policy charges.  If you do not pay enough premium, you bear the risk that your policy will lapse.  See the Lapse and Reinstatement section of this prospectus.

Variable universal life is not suitable as a short-term savings vehicle.  Successful investment in the sub-accounts may depend on long-term investing. See the Investment Options section of this prospectus.  In addition, a surrender charge applies if the policy terminates during the first twelve policy years. See the Surrender Charge section of this prospectus.

There is a possibility of adverse tax consequences.  A policy could fail to qualify as life insurance if coverage extends beyond the younger insured’s age 120, or if excessive premiums are paid into the policy. We monitor premium payments and will generally reject any premium that would cause a policy to fail to qualify as life insurance.  Alternatively, your policy could be treated as a “modified endowment contract.” Withdrawals and loans are generally subject to income tax (to the extent of the gain in the contract) if the policy is a modified endowment contract, and a 10% federal tax penalty may apply to distributions, including loans. We will notify you if your policy has become a modified endowment contract. See the Taxes section of this prospectus.  You should consult a qualified tax advisor about the tax consequences of owning a policy.

Fund Company Risks

A comprehensive discussion of the risks of investing in each fund is included in the fund company prospectuses.  Some funds involve more risk than other funds. Please discuss these risks with your registered representative.

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Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy.  The first table describes the fees and expenses that you will pay at the time that you make premium payments, make withdrawals or surrender the policy, or transfer cash value between investment options.

Transaction Fees

Charge	When Charge is Deducted	Maximum Charge	Current Charge
Premium Expense Charge*	Receipt of premium	7.50% of each premium	6.50% of each premium
State Tax Charge**	Receipt of premium	3.0% of each premium	1.40% to 3.50% of each premium
Surrender Charge***	Full surrender or lapse during first 12 policy years	$36.21 per $1,000 of initial specified amount	$36.21 per $1,000 of initial specified amount
Withdrawal Fee	Each withdrawal after the first in a policy year	$50 per withdrawal	$50 per withdrawal
Transfer Fee	Each transfer from a sub-account after the twelfth in a policy year	$10 per transfer	$10 per transfer
Administrative Fee	Each request under the Estate Tax Repeal Rider, Accelerated Death Benefit Rider, and Accelerated Death Benefit Plus Rider	$150 per request	$150 per request
Net Interest Rate for Policy Loans****	Accrues on outstanding indebtedness daily	1% per annum of outstanding indebtedness	1% per annum of outstanding indebtedness
Overloan Protection Rider Charge	When benefits under the rider are elected	Overloan Protection Rider charge of 3.5% multiplied by the account value on the election date	Overloan Protection Rider charge of 3.5% multiplied by the account value on the election date

*Rates decline over a period of years and with higher premium payments.  See the Premium Expense Charge section of this prospectus.  Charge will be higher in Texas because the State Tax Charge is collected as a Premium Expense Charge.

**We charge the actual state tax charge rate for the state of your residence, as a percent of each premium. See the State Tax Charge section of this prospectus. Louisiana imposes a state tax charge of 3.23% and Nevada a charge of 5%.

***The maximum initial surrender charge for a particular policy varies by individual characteristics.  Surrender charges for all policies are level for the first five policy years and then decline over the next seven policy years, and disappear completely in the thirteenth policy year. See the Surrender Charge section of this prospectus.

****The net interest rate is the difference between the rate we charge on policy loans and the rate we credit on the loan account. The rate currently credited may change which would affect the net interest rate, but the net interest rate will not exceed 1%.  If indebtedness is not repaid, it will be deducted from the account value upon termination of the policy; or, if indebtedness is outstanding at the time of the second insured’s death, it will be deducted from the death benefit. See the Loans section of this prospectus.

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The next two tables describe the fees and expenses that you will pay periodically during the time that you own the policy, not including fund company fees and expenses.

Periodic Charges Other Than Fund Company Operating Expenses

That DO NOT Depend on Individual Characteristics of the Insureds

Charge	When Charge is Deducted	Maximum Charge (on an annual basis)	Current Charge (on an annual basis)
Per Policy Charge	Monthly	$108.00 flat fee	$90.00 flat fee
Mortality & Expense Risk Charge*	Monthly	0.90% of variable account value	0.70% of variable account value

* Rates can decline in year 13 depending on variable account value band.  See the Mortality and Expense Risk Charge section of this prospectus.

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Periodic Charges Other Than Fund Company Operating Expenses

That DO Depend on Individual Characteristics of the Insureds

Charge	When Charge is Deducted	Maximum Charge (on an annual basis)	Minimum Charge* (on an annual basis)	Annual charge for two 64-year old standard non- tobacco user insureds, one male, one female**
Cost of Insurance Charge***	Monthly	$1,000.00	$0.0003	$0.01
		per $1,000 of net amount at risk attributable to base policy specified amount
Per $1,000 Charge***	Monthly	$2.70	$0.72	$1.44
		per $1,000 of initial base policy specified amount
Optional Rider Charges***
Last Survivor Additional Life Rider
— Per $1,000	Monthly	$0.41	$0.00	$0.00
		per $1,000 of initial additional life rider face amount
— COI	Monthly	$1,000.00	$0.0002	$0.008
		per $1,000 of net amount at risk attributable to additional life rider face amount
Extended No-Lapse Guarantee Rider — COI	Monthly	$0.12	$0.12	$0.12
		per $1,000 of base policy specified amount plus additional life rider face amount
Extended Coverage Benefit Rider — COI
Enhanced Cash Value Rider — COI	Monthly during first policy year	$5.16	$0.24	$1.20
		per $1,000 of base policy specified amount
Other Insured Rider — COI	Monthly	$378.72	$0.84	Charge for a 64-year-old male standard non-tobacco user insured: $17.04
		per $1,000 of other insured benefit amount

*Minimum charges shown are for insured(s) that pose the least risk to us, and are for the first policy year only.  Most cost of insurance charges increase significantly each year.

**Charge shown is charge at issue.  Most cost of insurance charges increase each year as the insureds age, subject to the maximum charges shown.

***Most cost of insurance (“COI”) charges and per $1,000 (“Per $1,000”) charges vary based on individual characteristics. Minimum and maximum charges shown may not be representative of the charges that particular policy owners will pay. Maximum charges for substandard risk classes may be higher than those shown. You may obtain more information from your registered representative about cost of insurance charges and per $1,000 charges that would apply to your policy.

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The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the policy.  More detail concerning each fund’s fees and expenses is included in the prospectus for each fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including fees, distribution and/or services fees, and other expenses)	0.31%	1.92%

The minimum and maximum are based on management fees and other expenses incurred, before fee waivers or expense reimbursements, for the 12-month period ended December 31, 2010.

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GENERAL DESCRIPTION OF DEPOSITOR, REGISTRANT, AND INVESTMENT OPTIONS

Columbus Life Insurance Company

The Depositor is Columbus Life Insurance Company (Columbus Life), 400 East Fourth Street, Cincinnati, OH 45202.

Guarantee of Insurance Obligations

Insurance obligations under the policies issued by Columbus Life are guaranteed by The Western and Southern Life Insurance Company (WSLIC), an affiliate of Columbus Life.  Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and account values invested in the Fixed Account.  The guarantee does not guarantee account value or the investment performance of the variable investment options available under the policies.  The guarantee provides that policy owners can enforce the guarantee directly.

Columbus Life expects that the WSLIC guarantee will continue indefinitely.  However, if the guarantee terminates, the insurance obligations on policies issued prior to the termination of the guarantee would continue to be covered by the guarantee, including obligations arising from premium payments or other payments received after termination, until satisfied in full.  Policies issued after termination would not be covered by the guarantee.

WSLIC is a stock life insurance company incorporated under the laws of the State of Ohio on February 23, 1888.  WSLIC’s principal executive office is located at 400 Broadway, Cincinnati, Ohio 45202.  WSLIC is licensed in 43 states of the United States and the District of Columbia.  WSLIC is a wholly owned subsidiary of Western & Southern Financial Group, Inc.

Columbus Life Insurance Company Separate Account 1

The Registrant is Columbus Life Insurance Company Separate Account 1 (Separate Account 1). Separate Account 1 holds the investments allocated to the sub-accounts by policy owners.  It may also hold assets for the benefit of owners of certain other variable universal life insurance policies that it issues. Separate Account 1 invests the assets of each sub-account in an underlying fund.

Each sub-account buys shares of a fund at net asset value without a sales charge. Each sub-account reinvests dividends and capital gains distributions from a fund in the shares of that fund at net asset value without a sales charge. Each sub-account redeems fund shares attributable to a policy at net asset value to the extent necessary to make payment of death proceeds or other payments under the policy.

The income, gains, and losses credited to, or charged against, Separate Account 1 reflect Separate Account 1’s own investment experience and not the investment experience of Columbus Life’s other assets.  The assets of Separate Account 1 may not be used to pay any liabilities of Columbus

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Life other than those arising from the policies.  Columbus Life is obligated to pay all amounts guaranteed under the policies.

Notice Regarding Producer Compensation

Columbus Life may enter into marketing expense agreements with selected broker-dealers that distribute its products.  Marketing expense compensation is intended to reimburse the broker-dealer for expenses incurred in marketing Columbus Life variable universal life insurance products.  Marketing expense reimbursement, together with commission payments, will not exceed the maximum commission levels disclosed in the Statement of Additional Information.

A broker-dealer or financial institution that distributes our variable life contracts may receive additional compensation from us for training, marketing or other services provided.  Columbus Life may enter into focus sponsor agreements with selected broker-dealers that distribute its products.  Focus sponsor fees are intended to defray the broker-dealer’s costs of hosting conferences at which Columbus Life variable universal life products are marketed to registered representatives.  For example, Columbus Life may contribute to the cost of exhibitor fees, speaker fees, and conference meals.

Depending on the arrangements in place at any particular time, a broker-dealer, and the registered representatives associated with it, may have a financial incentive to recommend a particular variable life insurance contract.  This could be considered a conflict of interest.

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Sub-Account Investment Options

The funds listed on the next two pages are the sub-account investment options under this policy.

The fund advisors and sub-advisors do not guarantee that the funds will meet their investment objectives. More complete information about each fund, including information about its risks, performance and other investment strategies, is included in the prospectus of the fund. You may obtain copies of fund prospectuses from your registered representative, or from us by calling 1-800-677-9595.  You may also access fund prospectuses on our website at www.columbuslife.com under “Values and Performance.”  Please read each prospectus carefully before you make decisions about your investment options.

A fund may have a name and/or investment objective that is very similar to the name of a publicly available mutual fund managed by the same advisor or sub-advisor. The funds in which the sub-accounts invest are not publicly available and will not have the same performance as those publicly available mutual funds. Different performance will result from differences in various factors that affect the operation of a fund, such as implementation of investment policies, fund expenses and the size of the fund. In addition, the investment return of your policy will be less than the investment return of funds you select because you will pay policy charges.

We have entered into agreements between Columbus Life or Touchstone Securities, Inc. and the investment advisors or distributors of each of the funds.  Under the terms of these agreements, we will provide administrative, marketing and/or distribution services to the funds.  For these services, the funds or their investment advisors or distributors pay us fees equal to an annual rate ranging from 0.05% to 0.35% of the average net assets invested by the sub-account investment options in the funds.  These fees may be paid from the investment advisors’ assets or the funds under distribution and/or servicing plans adopted by the funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act).  In addition, we may receive marketing allowances from investment advisors to support training and distribution efforts.

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Sub-Account Investment Option	Type	Advisor/Sub-Advisor
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Basic Value Fund - Series II Shares	Large Cap Value	Invesco Advisers, Inc.
Invesco V.I. Capital Appreciation Fund - Series II Shares	Large Cap Growth
Invesco Van Kampen V.I. Capital Growth Fund – Series II Shares	Large Cap Growth
Invesco Van Kampen V.I. Comstock Fund- Series II Shares	Large Cap Value
Invesco V.I. Core Equity Fund - Series II Shares	Large Cap Blend
Invesco Van Kampen V.I. Mid-Cap Value Fund –Series II Shares	Mid-Cap Value
DWS Investments VIT Funds
DWS Equity 500 Index VIP - Class A DWS Small Cap Index VIP - Class A	Large Cap Blend Small Cap Blend	Deutsche Investment Management Americas Inc. Sub-Advisor: Northern Trust Investments, N.A.
Fidelity® Variable Insurance Products Funds
Fidelity® VIP Equity-Income Portfolio – Service Class 2	Large Cap Value	Fidelity Management & Research Company. FMR Co., Inc. (FMR) and other affiliates of FMR serve as sub-advisers for the funds.
Fidelity® VIP Contrafund® Portfolio – Service Class 2	Flexible Investment Strategy
Fidelity® VIP Growth & Income Portfolio – Service Class 2	Large Cap Blend
Fidelity® VIP Growth Portfolio – Service Class 2	Large Cap Growth
Fidelity® VIP Asset ManagerSM Portfolio – Service Class 2	Balanced
Fidelity® VIP Balanced Portfolio – Service Class 2	Balanced
Fidelity® VIP Mid Cap Portfolio – Service Class 2	Mid Cap Growth
Fidelity® VIP Money Market Portfolio – Initial Class	Money Market
Fidelity® Freedom 2010 Portfolio – Service Class 2	Total Return	Strategic Advisers, Inc.
Fidelity® Freedom 2015 Portfolio – Service Class 2	Total Return
Fidelity® Freedom 2020 Portfolio – Service Class 2	Total Return
Fidelity® Freedom 2025 Portfolio – Service Class 2	Total Return
Fidelity® Freedom 2030 Portfolio – Service Class 2	Total Return
Franklin Templeton Variable Insurance Products Trust
Franklin Growth and Income Securities Fund - Class 2	Large Cap Value	Franklin Advisers, Inc.
Franklin Income Securities Fund - Class 2	Balanced
Franklin U.S. Government Fund - Class 2	Fixed Income - Gov’t
Franklin Large Cap Growth Securities Fund - Class 2	Large Cap Growth
Templeton Foreign Securities Fund - Class 2	International Equity	Templeton Investment Counsel, LLC
Templeton Growth Securities Fund - Class 2	Global Equity	Templeton Global Advisors Limited
Mutual Shares Securities Fund - Class 2	Mid Cap Value	Franklin Mutual Advisers, LLC

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Janus Aspen Series
Janus Aspen Enterprise Portfolio – Service Shares	Mid Cap Growth	Janus Capital Management, LLC
Janus Aspen Forty Portfolio – Service Shares	Large Cap Growth
Janus Aspen Worldwide Portfolio – Service Shares	Global Equity
Oppenheimer Variable Account Funds
Oppenheimer Small- & Mid-Cap Growth Fund/VA – Service Class	Small and Mid Cap Growth	OppenheimerFunds, Inc.
Oppenheimer Global Strategic Income Fund/VA – Service Class	Multi-Sector Bond
(Oppenheimer) Panorama Series Fund, Inc.
Oppenheimer International Growth Fund/VA – Service Class	International Equity	OppenheimerFunds, Inc.
PIMCO Variable Insurance Trust
PIMCO VIT CommodityRealReturn® Strategy Portfolio –Advisor Class	Specialty	Pacific Investment Management Company LLC (“PIMCO”)
PIMCO VIT Total Return Portfolio –Advisor Class	Fixed Income -Intermediate-Term
Putnam Variable Trust
Putnam VT Growth and Income Fund - Class IB	Large Cap Value	Putnam Investment Management, LLC as adviser and Putnam Investments Limited as sub-manager for all funds. VT International Equity Fund, Putnam Advisory Company, LLC as sub-adviser
Putnam VT International Equity Fund - Class IB	International Stock
Putnam VT Small Cap Value Fund - Class IB	Small Cap Value
Rydex Variable Trust
Rydex|SGI VT Alternative Strategies Allocation Fund	Alternative Investment	Security Investors, LLC, dba Rydex Investments
Rydex|SGI VT Multi-Hedge Strategies Fund	Alternative Investment
Touchstone Variable Series Trust*
Touchstone VST Baron Small Cap Growth Fund	Small Cap Growth	BAMCO, Inc.
Touchstone VST Mid Cap Growth Fund	Mid Cap Growth	Westfield Capital Management Company, LLC
Touchstone VST Third Avenue Value Fund	All Cap Value	Third Avenue Management LLC
Touchstone VST High Yield Fund	Fixed Income — High Yield	Fort Washington Investment Advisors, Inc.
Touchstone VST Core Bond Fund	Fixed Income -Intermediate Term
Touchstone VST Money Market Fund	Money Market

15

Touchstone VST Large Cap Core Equity Fund	Large Cap Core	Todd Veredus Asset Management
Touchstone VST Conservative ETF	Conservative Allocation
Touchstone VST Moderate ETF	Moderate Allocation
Touchstone VST Aggressive ETF	Large Blend
Touchstone VST Enhanced ETF	Large Blend
The Universal Institutional Funds, Inc. (UIF)
UIF Emerging Markets Debt Portfolio – Class II	Emerging Markets

Morgan Stanley Investment Management Inc.; Sub-Advisors for UIF Emerging Markets Equity and UIF Global Real Estate Portfolios: Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited

UIF Emerging Markets Equity Portfolio - Class II	Emerging Markets
UIF Global Real Estate Portfolio – Class II	Global Specialty

*The advisor listed for each of the Touchstone Variable Series Trust funds is a sub-advisor to Touchstone Advisors, Inc.

Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. are affiliates of Columbus Life.  Touchstone Variable Series Trust is also an affiliate of Columbus Life.

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Voting Rights

Separate Account 1 is entitled to vote the fund shares it holds at any meeting of shareholders of the funds.  If you had an interest in a sub-account on the record date for a shareholder vote, we will ask you for voting instructions.  We will vote the number of fund shares represented by your interest in the sub-account according to your instructions.

If we do not receive voting instructions from you, we will vote the shares for which you are entitled to provide instructions in the same proportion as the voting instructions received from policy owners who provide instructions. If Columbus Life itself is entitled to vote at the shareholders meeting, it will vote its shares in the same manner.

We may disregard voting instructions to the extent permitted or required by law. If we disregard the voting instructions we receive, we will include a summary of our actions in our next report to you.

Fixed Account

The fixed account is an investment option under the policy.

Amounts allocated to the fixed account will earn a fixed rate of interest. We guarantee that this interest rate will never be less than an effective annual rate of at least 3%. We may, but are not required to, credit interest in excess of this rate.

Amounts allocated to the fixed account become part of Columbus Life’s general account assets.  The general account contains all of Columbus Life’s assets other than those in Columbus Life separate accounts.  General account assets support Columbus Life’s annuity and insurance obligations and are subject to the general liabilities of Columbus Life.

17

POLICY CHARGES

We assess charges to support the operation of your policy and Separate Account 1. We deduct some charges from your premium payments and others from your account value.  When we deduct charges from your account value, we deduct them pro rata from the sub-accounts and fixed account in which your account value is invested unless you have instructed us to deduct these charges from a specific sub-account or the fixed account.  The purpose of a charge is explained in the description of each charge below. We pay the state tax charge to the state of your residence. We pay federal taxes due to the Internal Revenue Service.  We pay distribution expenses to Touchstone Securities, Inc. and other broker-dealers.  We retain charges that pay for administrative expenses to offset our internal and external operating costs associated with the policies.  We retain charges that compensate us for risks we assume under the policies.

In addition, the funds pay management fees and expenses, and in some cases distribution fees, which are deducted from fund assets.  These charges to the funds are reflected in the daily net asset values of the funds and in the sub-account accumulation unit values. Fund company fees and expenses are described in more detail in the fund prospectuses.  Fund distribution fees are paid to Columbus Life and other insurance companies or their distributors.

Premium Charges

Premium Expense Charge

The premium expense charge partially covers our distribution expenses and federal taxes associated with the policy. We deduct the premium expense charge from each premium payment that we receive from you before we allocate the net premium to your investment options. The amount of the premium expense charge is determined by multiplying the applicable premium expense charge rate(s) by the premium (or proportionate part thereof).

Current Premium Expense Charge Rates

Policy Year	For Premium Received in a Policy Year Up to Target Premium	For Premium Received in a Policy Year In Excess of Target Premium

1-12	6.50%	3.25%
13+	2.50%	1.75%

Maximum Premium Expense Charge Rates

Policy Year	For Premium Received in a Policy Year Up to Target Premium	For Premium Received in a Policy Year In Excess of Target Premium

1-12	7.50%	4.25%
13+	3.50%	2.75%

At our option, we may charge rates different than the current rates shown above. However, the premium expense charge rates are guaranteed to be no more than the maximum rates shown above.

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State Tax Charge

The state tax charge covers state taxes on insurance premiums, which are estimated to range from 1.4% to 3.50%. We will deduct the state tax charge from each premium payment that we receive from you before we allocate the net premium to your investment options.  The amount of the state tax charge is determined by multiplying the state tax charge rate for your state times the premium.

Monthly Policy Charges

We deduct monthly policy charges on each monthly anniversary day. A monthly anniversary day is the day we issue the policy and each monthly anniversary of that date.  Monthly policy charges are deducted from your account value.

Cost of Insurance Charge

The cost of insurance charge compensates us for the insurance risk we assume under the base policy. The amount of the cost of insurance charge is determined by multiplying the current cost of insurance charge rate times the net amount at risk for the policy on the monthly anniversary day.

The net amount at risk for the policy is the amount of the death benefit for which we are at risk.  The net amount at risk on any monthly anniversary day is equal to:

(a)          The death benefit plus indebtedness, divided by 1.0024663; minus

(b)         The account value after deduction of monthly policy charges, other than the cost of insurance charge, on that monthly anniversary day.

The maximum guaranteed cost of insurance charge rates depend on the age, sex and risk class of each insured as of the date we issue the policy.  The maximum rate is different for each policy year.  Generally, the maximum rate increases each year over the life of a policy due to the increasing ages of the insureds.  The maximum rates for your policy are shown in your policy. We may change these maximum rates if your policy terminates and is later reinstated. The maximum monthly rate for any policy is $83.333333 per $1,000 of net amount at risk. We may charge current cost of insurance rates that are less than the maximum rates shown in your policy.  Your overall cost of insurance charges will be lower if a portion of your death benefit is provided under the Last Survivor Additional Life Rider (also known as Supplemental Coverage Rider or SCR).

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Per $1,000 Charge

The per $1,000 charge partially compensates us for issuing and distributing the policy. The amount of the per $1,000 charge is determined by multiplying the per $1,000 charge rate times the specified amount.  If the specified amount is decreased we will continue to calculate the per $1,000 charge as if the decrease had not occurred.

The per $1,000 charge rate depends on the age, sex and risk class of each insured as of the date we issue the policy. The maximum monthly per $1,000 charge rate we may charge is $0.22500 per $1,000 of initial base policy specified amount. The per $1,000 charge rate for your policy will be shown in your policy.

This per $1,000 charge does not apply to additional life rider specified amount.

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Per Policy Charge

The per policy charge partially compensates us for administering the policy. The maximum per policy charge is $9.00 per month. The current per policy charge is $7.50 per month.  The per policy charge is the same for all policies.  At our option, we may change the current per policy charge but we will not charge more than the maximum per policy charge.

Mortality and Expense Risk Charge

The mortality and expense risk charge partially compensates us for assuming the mortality risk and the expense risk associated with the policy. We assume a mortality risk that the insureds will not live as long as we expect and therefore the cost of charges that we collect before we pay the death benefit under the policy will be less than we expect. We take an expense risk that the costs of issuing and administering the policy will be greater than we expect. The amount of the mortality and expense risk charge is determined by multiplying the current applicable mortality and expense risk charge rate(s) from the table below (expressed as a monthly rate) times the applicable band(s) of variable account value on the monthly anniversary day. The variable account value is the value of your investment in the sub-accounts.

Policy Year	Variable Account Value Band	Current Annual Mortality and Expense Risk Charge Rate	Maximum Annual Mortality and Expense Risk Charge Rate

1 – 12	All Amounts	0.70%	0.90%

13 +	0 - $25,000	0.70%	0.90%
	$25,001 - $50,000	0.45%	0.65%
	$50,001 - $250,000	0.20%	0.40%
	$250,001 +	0.10%	0.30%

At our option, we may charge rates different than the current rates shown. However, the mortality and expense risk charge rates are guaranteed to be no more than the maximum rates shown.

Rider Charges

For any optional rider you add to your policy, there will be a cost of insurance charge and/or a per $1,000 charge.  The rider charge will be determined on each monthly anniversary day that the charge applies. The rider charge rates will be shown in your policy. See the Rider Benefits section of this prospectus.

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Transaction Charges

Surrender Charge

The surrender charge partially compensates us for issuing and distributing the policy. During the first 12 policy years, a surrender charge will be deducted from your account value if your policy is surrendered in full or terminates when a grace period ends without sufficient premium or loan repayment being paid to keep the policy in force. Surrender charges vary depending on ages and risk classes of the insureds when the policy is issued.  Surrender charge amounts are determined when we issue the policy and do not change even if there are policy changes, such as decreases.

The maximum surrender charges for any policy (shown as a percentage of initial annual target premium for the base policy) are shown in the table below.  The maximum target premium for any policy is $42.78 per $1,000 of specified amount.

Policy Year	1	2	3	4	5	6
Maximum Surrender Charge Rate	150.0%	150.0%	150.0%	150.0%	150.0%	148.3%

Policy Year	7	8	9	10	11	12
Maximum Surrender Charge Rate	128.3%	108.3%	88.3%	68.3%	47.9%	22.9%

The surrender charge remains at the initial level during the first five policy years. During policy years six through ten, the surrender charge reduces uniformly each month, reaching 1/3 of its initial value by the end of the tenth policy year.  During policy years 11 and 12, it decreases at an accelerated rate and disappears by the end of year 12. Your policy will show the surrender charge amounts, in dollars, which we would charge if you surrendered your policy in any month during the first 12 policy years.

This charge does not apply to additional life rider specified amount.

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Transfer Fee

We charge $10 per transfer for each transfer from a sub-account after the twelfth in a policy year as partial compensation for our administrative costs. We deduct this fee from your account value.

Withdrawal Fee

We charge $50 per withdrawal for each withdrawal after the first in a policy year as partial compensation for our administrative costs. We deduct this fee from your account value.

Administrative Fee

We may charge an administrative fee of up to $150 to process a request under certain riders that are automatically added to your policy.  See the Rider Benefits section of this prospectus.

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GENERAL DESCRIPTION OF THE POLICIES

The policy is a flexible premium survivorship variable universal life insurance policy. It is nonparticipating, which means it does not pay dividends.  The policy is a contract between you (the owner or joint owners) and Columbus Life.  The owner has all rights under the policy subject to any assignment and to the rights of an irrevocable beneficiary to consent to a change of beneficiary.  If there are joint owners, all joint owners must consent in writing to the exercise of any rights under the policy.

The policy provides life insurance coverage on the lives of two insured persons (the insureds).  The death benefit is payable on the second death to the person or persons you designate (the beneficiary(ies)).

Who Can Purchase a Policy

You can apply for a policy by contacting your insurance agent/financial representative. We will not issue a policy unless at least one of the insureds meets our underwriting standards. We will also not issue a policy that insures a person who will be age 80 or over or under 20 years of age on the date we approve the application.

When we review an application for a policy, we examine certain information bearing on the insurance risk we would undertake in order to provide the requested coverage on the proposed insureds’ lives.  Factors bearing on insurance risk include the proposed insureds’ occupations; avocations; medical histories including family medical histories; current health status including height, weight, blood pressure and chronic illness; and other factors such as tobacco usage and driving record.  After we evaluate this information, we place each insured in a risk class.  The risk classes we currently use are preferred non-tobacco user; preferred tobacco user; standard non-tobacco user; standard tobacco user; and various “substandard” classes involving higher risk. Policy charges that pay for the costs of insurance coverage vary by policy depending on the combined risk classes of the insureds, as well as on their ages and sexes.

Allocation of Net Premiums and Transfers Among Investment Options

You allocate your net premiums by specifying on your application the percentage of your net premiums you would like to allocate to each investment option. You may change your allocation instructions at any time by notifying us either by telephone or in writing. When we receive a premium payment from you, we allocate the net premium based on the most recent allocation instructions we have received from you.

After the initial premium has been allocated, or after your free look period, if later, you can transfer your account value among the sub-accounts or from the sub-accounts to the fixed account up to 12 times per policy year without charge. Each transfer must be at least $250 or the total value of the sub-account, if less than $250. We will charge you $10 for each additional transfer

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either among the sub-accounts or from the sub-accounts to the fixed account. You are also permitted to make 1 transfer from the fixed account per policy year.  There is no charge for this transfer. The minimum transfer from the fixed account is $250. In the first 4 policy years, you cannot transfer more than 25% of your interest in the fixed account in a policy year.

The above transfer rules do not apply to dollar cost averaging transfers or automatic rebalancing transfers.  All transfers requested on the same day will be considered a single transfer for purposes of these rules and transfer charges.

The rules below determine the valuation date on which we process a transaction. (Transactions are always processed at the accumulation unit value determined on the night of the valuation date on which we process the transaction, i.e., the “next-determined value.” See the Valuation of the Sub-Accounts section of this prospectus for information about valuation.)

•                  If we receive your premium payment or transfer instructions at our Processing Office in good order on a valuation date before the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time), we will process the transaction as of that valuation date.

•                  If not, we will process the transaction as of the next valuation date.

•                  Your initial premium payment will be allocated to a money market sub-account on the date we issue the policy (or the date we have received the initial premium and any required amendments to the application). It will be allocated to the investment options you select 15 days after the date it was allocated to a money market sub-account.

Good Order is considered complete information we require to process your application or any request.

In addition, we reserve the right to deposit premium in a money market sub-account for the duration of the free look period if such period exceeds 15 days.

The minimum allocation or transfer to a single investment option is 1% of the amount allocated or transferred.  All allocations or transfers to a single investment option must be in whole percentages.

If we accept premium payments for you from an employer or an employer plan, we will apply the premium to your policy according to our allocation rules as of the date we receive it in our office from your employer or employer plan.

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Market Timing

Frequent transfers among sub-accounts (“market timing”) can disrupt an underlying fund’s ability to process transactions. This may disadvantage other policy owners because the underlying funds may incur increased transaction costs that are passed on to other policy owners.  Accordingly, Columbus Life has a policy in place with respect to market timing transfers. Columbus Life will refuse to honor a transfer request made by any means other than ordinary U.S. mail that would result in a transfer into or out of any international or high yield sub-account of the Separate Account within five (5) business days of an opposite requested transfer or automatic rebalancing transfer into or out of the same sub-account.  There are no exceptions to this policy.  Currently, the Separate Account offers the following international and high yield sub-accounts:

•      Templeton Foreign Securities Fund

•      Janus Aspen Worldwide Portfolio

•      Oppenheimer International Growth Fund/VA

•      Touchstone VST High Yield Fund

•      UIF Emerging Markets Debt Portfolio

•      UIF Global Real Estate Portfolio

•      UIF Emerging Markets Equity Portfolio

Columbus Life believes this is an appropriate market timing policy for the Separate Account in light of contractual restrictions on free transfers (see the Transfers section of this prospectus) and historical transfer activity within the Separate Account.  However, Columbus Life’s policy may not be effective in deterring all market timers.  Specifically, Columbus Life has not adopted a market timing policy for funds that are not international or high yield funds.  As a result, market timing could occur in these funds and other policy owners could suffer the effects of market timing. Columbus Life reserves the right to modify its market timing policy on a prospective basis in the event transfer activity within the Separate Account reveals abusive practices that are not prohibited under the current policy.

In addition to the above policy, a policy owner may be considered to be engaged in market timing if an underlying fund detects activity that it deems to be market timing under its own policies and procedures that can be traced back to an individual policy owner. If the underlying fund were to refuse a net trade made by the Separate Account due to an order placed by the individual policy owner, the Separate Account could be required to remove the market timing trade from the net trade and reject the market timing trade.  The market timing trade will be canceled and the policy owner will be required to place another order on a subsequent business day (as permitted under Columbus Life’s market timing policy) in order to complete the trade.

If a policy owner is found to be engaged in market timing, the Separate Account may, in addition to rejecting a particular transfer, revoke a policy owner’s ability to make transfer requests by telephone, fax, or any other electronic means.

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Dollar Cost Averaging Program

Dollar cost averaging is a method of investing equal amounts of money at regular intervals by transferring amounts at regular intervals from a sub-account we designate, or from the fixed account, to the sub-accounts you select. Dollar cost averaging allows you to purchase more when prices are low and less when prices are high because you will be investing during both up and down markets. You should also consider your financial ability to maintain a consistent level of investment over time.

You may instruct us to make regular transfers of:

•                  A specific dollar amount

•                  A specific percentage of the source account (or a pro rata portion until source of funds is depleted)

•                  Earnings in the source account

You select the number (or duration), frequency and timing of your transfers, subject to the following rules:

•                  Dollar cost averaging transfers must continue for at least 12 months;

•                  Each transfer must be at least $100; and

•                  The allocation to each sub-account must be at least 1% of the transfer amount.

We currently do not charge a fee for this service. However, we may charge a fee in the future for dollar cost averaging transfers.

Dollar cost averaging transfers will stop if we complete the number of transfers you requested, you ask us to stop after using the program for 12 months, you do not have enough money in your account to complete the transfer, or we discontinue the program, where permitted by law. If we discontinue the program, we will complete the transfers you previously requested.

Automatic Rebalancing Program

Automatic rebalancing of assets among sub-accounts and the fixed account maintains your desired asset allocation by resetting the account balances to your desired allocations on a quarterly, semi-annual or annual basis.  This discipline has the effect of transferring money from accounts that have earned more to those that have not performed as well, thus “buying lower, selling higher,” and ensures that your overall allocation remains consistent with your personal investment strategy.  Automatic rebalancing may not be available if dollar cost averaging is in place.

We currently do not charge a fee for this service. However, we may charge a fee in the future for automatic rebalancing transfers.

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Rider Benefits

Certain riders are automatically issued with your policy, subject to certain issue age limits and underwriting requirements.  Riders may not be available in all states and rider benefits may vary by state.  There is no additional cost of insurance charge for these riders.  These riders are:

•            The Estate Protection Rider. This rider provides additional term insurance during the first four policy years in an amount equal to 125% of the specified amount of the policy.

•            The Estate Tax Repeal Rider. This rider provides a waiver of surrender charge on a full surrender or policy split during a one-year option period triggered by a full and permanent repeal of the federal estate tax being effective in 2010.  In order to be eligible to exercise the option you must have paid an amount of premium, as of each policy anniversary up to the date the option period begins, equal to 70% of the cumulative amount of target premium for the policy through that policy anniversary.  Specific rider terms and conditions apply, and may vary by state. We may charge an administrative fee not to exceed $150 to process a request under this rider.  We will waive the charge if the proceeds are used to purchase an annuity issued by Columbus Life or one of its affiliated life insurance companies.

•                  The Accelerated Death Benefit Rider, the Accelerated Death Benefit Plus Rider, or the Accelerated Death Benefit Life Plus Rider, if approved in your state, will automatically be issued with your policy.  These riders give you access to a portion of the death benefit of the policy in the form of an advance if you meet the requirements set forth in the riders.  The requirements to obtain an advance under each Rider are:

•                  Under the Accelerated Death Benefit Rider - insured has been diagnosed with a terminal illness.

•                  Under the Accelerated Death Benefit Plus Rider - insured has been diagnosed with a terminal illness, critical illness or has been confined to a nursing home.

•                  Under the Accelerated Death Benefit Life Plus Rider - insured has been diagnosed with a terminal illness, a medical condition specified in the rider, or a chronic illness, which is defined as being unable to perform 2 of 6 Activities of Daily Living, without assistance for a period of at least 90 days due to a loss of functional capacity.

Specific rider terms, conditions, and availability vary by state.  Interest will be charged on the amount of the advance.  Also, we may charge an administrative fee up to $150 per advance.  The advances made under this rider will be secured by a lien on the death benefit payable under the policy.  The lien may be increased if necessary to keep the policy in effect, subject to a maximum lien amount.

•            The Change of Insured Rider, for business-owned policies.  This rider permits the business owner to apply to replace the insured under the policy with a new insured. A change of insured is subject to underwriting requirements.  A change of insured will be treated as a surrender in full of the policy for tax purposes, which may result in taxable income.

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There are a number of optional insurance benefits that may be available to you by rider for an additional cost.  The availability of these riders may be limited by issue age and underwriting requirements.  These riders are:

•            The Last Survivor Additional Life Rider (also known as Supplemental Coverage Rider or SCR). This rider provides additional permanent insurance coverage (the “additional life rider face amount”) on the lives of the insureds, at a lower cost than the coverage provided under the base policy.  The additional life rider face amount will be added to the specified amount of the base policy in determining the death benefit. The coverage under this rider will be included in the net amount at risk for the policy and will be charged a monthly cost of insurance charge.  The current monthly cost of insurance charge rates for the portion of the net amount at risk that is attributable to this rider will be lower than the current monthly cost of insurance charge rates we charge for the base policy coverage.  (We guarantee the rates will never exceed the guaranteed maximum monthly cost of insurance charge rates shown in your policy.) We also charge a monthly per $1,000 charge for this rider not to exceed $0.03378 per $1,000 of additional life rider face amount.

•            The Extended No-Lapse Guarantee Rider. This rider provides a no-lapse guarantee that begins when the term no-lapse guarantee provision under the policy ends.  This no-lapse guarantee terminates on the day before the policy anniversary on which the younger insured is or would have been age 120. This no-lapse guarantee will have a different minimum monthly premium than the term no-lapse guarantee under the policy, and the minimum premium test will apply from the date we issue the policy.  You may have to pay more premium to meet the lifetime no-lapse guarantee minimum premium test than you had to pay to meet the term no-lapse guarantee minimum premium test. Availability of this rider may be limited by the amount of additional life rider face amount you have purchased. The monthly cost for this rider will be $0.01 per $1,000 of face amount (plus any additional life rider face amount), due on each monthly anniversary day beginning when the term no-lapse guarantee under the policy ends.

•            The Extended Coverage Benefit Rider. This rider replaces the extended coverage provision in the policy. If the policy is in force, and not in a grace period, on the policy anniversary on which the younger insured is or would have been age 120, the policy will continue and the amount of the death benefit will be equal to the greater of the specified amount (plus any additional life rider face amount) or the cash surrender value, less any indebtedness.

•            The Overloan Protection Rider. This rider will prevent your policy from lapsing due to excessive policy loans.  To receive the rider benefit, you must elect to receive it by sending us written notice and satisfy the following conditions:  (1) the insured is age 75 or older; (2) the policy is in its eleventh policy year or later; (3) the outstanding indebtedness is greater than 92.5% but less than 96% of the account value; and (4) the outstanding indebtedness must be greater than the Specified Amount.  Condition three (3) may be satisfied by repaying a portion of a loan.  Condition four (4) may be satisfied by reducing the Specified Amount.

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When the rider benefit is elected, your policy will be changed as follows:  (1) your death benefit will be Death Benefit Option 1; (2) you may not change the Specified Amount or the Death Benefit Option; (3) you may not make additional premium payments, though you may make loan repayments; (4) you may not make partial withdrawals or request additional loans; (5) no monthly policy charges will be deducted; (6) any attached riders with a separate charge, other than an Additional Life Rider, will terminate; (7) indebtedness will remain outstanding, but the policy loan interest rate will be set equal to the current loan crediting rate; and (8) for policies with more than one account option, all amounts not allocated to the Loan Account, if any, must be allocated to the Fixed Account.  Your new Specified Amount under the policy will equal 105% of:  (1) the Account Value on the date the benefit is elected; less (2) the rider charge.

There is a one-time charge for the rider equal to the Overloan Protection Rider Charge multiplied by the account value on the date you make an election to receive the rider benefit.  This charge will be deducted from your account value, but there will be no charge if the rider benefit is never elected.  We may charge less than the maximum rate shown on the Policy Schedule, and the charge may vary by the age of the insured on the date of election.

•                  The Enhanced Cash Value Rider.  This rider provides enhanced cash values in the first four policy years by reducing the base policy surrender charges in those years.  The lower surrender charges apply only to the initial specified amount.  Regular base policy surrender charges would apply to any increase. The benefit of this rider is an accounting benefit for business-owned policies that are permitted to deduct premium only to the extent of the policy’s cash value.  The charge for this rider is due on each monthly anniversary day during the first policy year.  The maximum monthly cost for the rider is $0.43 per $1,000 of base policy specified amount.  If the rider is in place, the maximum surrender charges for the initial specified amount for the first four policy years (shown as a percentage of initial annual target premium for the base policy) are shown in the table below.  The maximum target premium for any policy is $42.78 per $1,000 of specified amount.

Policy Year	1	2	3	4
Maximum Surrender Charge Rate	60%	82.5%	105%	137.5%

•            The Other Insured Rider. This rider allows you to purchase term insurance on the life of a single insured for a cost of insurance charge that depends on the age, sex and risk class of the other insured on the date the coverage is purchased. Multiple other insureds may be covered under the rider. Other insured coverage terminates on the day before the policy anniversary on which the other insured is age 95.  The rider includes a conversion privilege with respect to each Other Insured that will continue until the earlier of: 1) the day before the policy anniversary on which the Other Insured is age 79; 2) 60 days after an event causing termination of this rider under subsection (b) of the Termination of This Rider section.  This rider has a target premium associated with it. The maximum cost of insurance charge rate is

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$31.56 per $1,000 of the other insured benefit amount for a standard male tobacco user. The rate would be higher for a substandard rating.

Riders may not be available in all states and may be subject to age or other issue limitations.  Please consult with your insurance agent/registered representative.

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Conversion and Policy Split Option

In most states, you may convert the policy to a fixed policy within the first two policy years, or within 60 days of the later of notification of a change in the investment policy of Separate Account 1 or the effective date of such change.  In most states, we will transfer all of your variable account value into the fixed account at no charge, and the sub-accounts will no longer be available as investment options.  Policy charges will continue to apply.  In some states we will convert your policy to a different fixed benefit whole or universal life product offered by us or one of our affiliates.

In most states, you may elect to split the policy into two single life policies within 6 months of the date a final divorce decree of the insureds has been in effect for 6 months or the date of a change in federal tax law resulting in a repeal of the unlimited marital deduction or a 50% reduction in the maximum estate tax bracket.  The policy split option is subject to specific conditions of the policy.  Further, if the new policies would not be treated as life insurance for federal tax purposes, we can refuse to issue the new policies.  See the Taxes section of this prospectus.

Policy Changes

We may make changes to the policy, without prior approvals, in certain circumstances in order to comply with changes in the law.  In some states, you have the right to accept or reject certain types of changes. We will notify you of any changes we make to the policy.  This notice may be provided in the form of an amended prospectus.

We may adjust policy values and/or proceeds, without prior approval, if we discover there has been a misstatement in age or sex that resulted in us charging incorrect policy charges.

Separate Account 1 is currently operated as a unit investment trust. We may operate Separate Account 1 as a management investment company or any other form permitted by law. We may also deregister Separate Account 1 if registration with the SEC is no longer required.  We will obtain the approval of the SEC if required.

If applicable rules and regulations change and permit us to vote the shares of a fund directly, we may cease asking policy owners for voting instructions. We may also change the manner in which we calculate the number of shares for which you can provide voting instructions if the applicable rules and regulations change, or if our interpretation thereof changes.

We may add, delete or combine sub-accounts. We may also substitute a new fund or similar investment option for the fund in which a sub-account invests. A deletion or substitution of a fund may be triggered by unsatisfactory investment performance, a change in laws or regulations, a change in a fund’s investment strategies or restrictions, a change in the availability of the fund for investment, or any other reason. Before any substitution, we will obtain any required approvals, including approval from the SEC or from policy owners.

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We may impose additional tax charges against the sub-account accumulation unit values if additional federal, state or local taxes are imposed on Separate Account 1 or on the policy due to a change in tax laws or regulations.

Assignment of Policy

You may assign your policy. We will not be bound by an assignment until we receive and record written notice of the assignment at the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850. Your rights and the rights of your beneficiary will be affected by an assignment. We are not responsible for the validity or any tax consequences of an assignment.

Contestability

We may contest the validity of coverage under a policy, based on information provided in an application, within two years of the date the coverage became effective. (If you do not notify us of the death of the first insured that occurred during the two-year period, the policy may remain contestable with respect to that insured beyond the two-year period.) In some states, we may be able to contest, at any time, the validity of a policy for fraud.  We can deny a claim made under a policy if the terms and conditions of the policy are not satisfied.

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PREMIUMS

Premium Payments

Your initial premium payment must equal at least the minimum monthly premium for the term no-lapse guarantee.  See the Term No-Lapse Guarantee Premium section of this prospectus. Thereafter, you can vary the amount and frequency of your premium payments. However, if you do not pay enough premium to cover the monthly policy charges or, during a no-lapse guarantee period, to meet the no-lapse guarantee premium test, your policy will lapse after the applicable grace period ends.  See the Lapse and Reinstatement section of this prospectus.

The minimum amount of any premium payment we will accept is $50 unless you make premium payments through an automatic payment plan.  If you make payments through an automatic payment plan, we will accept amounts less than $50. There is no maximum premium payment except that we reserve the right to reject any premium payment if, in our opinion, accepting the payment would mean the policy would not qualify as life insurance under federal tax laws.

You may give the initial premium payment to your insurance agent/financial representative. You should send subsequent premium payments to the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850.  As an alternative to mailing payments, we currently offer the following automatic payment plans:

•                  Pre-authorized checking or savings account deductions (monthly, quarterly, semi-annually, annually)

•                  In some circumstances, employer or employer plan payments (weekly, bi-weekly, monthly)

If you set up an automatic payment plan, you may terminate it at any time.  If you set up a pre-authorized checking or savings account payment plan, we require four days’ notice to change the amount or the timing of the deduction.  If payments are made by an employer or employee plan, any changes to the payment plan must be made through the employer.

Planned Premium

Planned premium is what you tell us you plan to pay.  You may change the amount of your planned premium at any time.  If you have not set up an automatic payment plan, we will send you statements indicating when a planned premium payment is due. Your insurance agent/financial representative will provide you with an illustration showing the hypothetical effect of making planned premium payments at various hypothetical levels of sub-account performance. Generally, you would continue to make planned premium payments until the policy anniversary the younger insured is (or would have been) 120 years of age or until the second insured dies, if earlier. It is more likely that your policy will stay in force if you continue to make the planned premium

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payments, but paying planned premiums does not guarantee that your policy will not lapse. The amount you may need to pay to keep the policy in force may be higher than the planned premium.

Net Premium

Net premium is the amount of the premium you pay less the premium expense charge and state tax charge.  The net premium is the amount that will be allocated to the investment options.

Target Premium

Target premium is a level of premium we use to determine certain charges (or maximum charges) under a policy.  Target premium is independent of the amount of premium you pay or plan to pay under a policy.  The target premium depends on the age, sex and risk class of each insured on the date the policy is issued. Certain riders may also have a target premium associated with them, which will be included in the total target premium for the policy. If you add or remove rider coverage, target premium will increase or decrease if the rider has a target premium associated with it. If you decrease the specified amount of the policy, the target premium will decrease in proportion to the decrease in coverage.  The target premium will be shown in your policy.

Term No-Lapse Guarantee Premium

If you pay the minimum monthly premium for the term no-lapse guarantee on time, we guarantee your policy will not lapse until the earlier of 1) the policy anniversary prior to the date the younger insured is (or would have been) age 90 or 2) the 20th policy anniversary.  If you do not pay the minimum premiums on time, the amount needed to prevent the policy from lapsing will be the minimum monthly premium that should have been paid with interest accrued at 3%.  We will deduct withdrawals and indebtedness from your premium payments to determine if you have met the minimum premium test or not.

Payment of the minimum monthly premium does not guarantee that your policy will have a positive net cash surrender value after the guarantee period ends.  You may need to make significant additional premium payments in order to keep your policy in force after the term no-lapse guarantee ends.

The amount of the term no-lapse guarantee premium depends on the insureds’ risk classes, ages and sexes, and the amount of insurance coverage. We determine this minimum premium when we issue the policy, and redetermine it when you add or remove optional rider coverage, or when the face amount decreases.  If we increase or decrease the minimum premium, the new minimum premium applies from the redetermination date forward. The minimum premium will be shown in your policy.

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DEATH BENEFIT

Death Benefit

The minimum death benefit under any policy is the greater of:

1)              the specified amount of the policy; or

2)              the account value multiplied by the applicable death benefit factor.

The death benefit payable under your policy depends on the death benefit option you select.  Option 1 is the same as the minimum death benefit described above.  Option 2 is the greater of:

1)              the specified amount of the policy plus the account value; or

2)              the account value multiplied by the applicable death benefit factor.

The account value multiplied by the applicable death benefit factor is the “corridor”, or minimum, death benefit required by federal tax law.  See the Table Of Death Benefit Factors And Example Of Death Benefit Calculation section of this prospectus.

The amount of the death benefit is determined as of the date of the second insured’s death. Any indebtedness outstanding as of the second insured’s date of death will be deducted from the death benefit amounts described above. The death benefit will be paid when we have received proof of the death of the insured, and proof of the interest of the claimant, satisfactory to us.

The specified amount is a fixed amount of death benefit you select, subject to a minimum specified amount of $250,000.

The option 1 or option 2 death benefit is in effect only until the policy anniversary the younger insured is or would have been age 120.  After that date, the policy is continued under the extended coverage benefit.  See the Extended Coverage Period section of this prospectus.

The investment performance of the sub-accounts as well as the level of policy charges deducted from your policy will affect the value of the corridor death benefit and the value of the option 2 death benefit. Higher investment performance will mean a higher account value and therefore a higher corridor death benefit and a higher option 2 death benefit.  Higher levels of policy charges will reduce your account value. A lower account value will reduce these death benefit values.

The amount of the death benefit will be higher if you choose option 2 than if you choose option 1. However, your monthly cost of insurance charges will be higher if you choose option 2 because our net amount at risk will be higher. This means your account value will be less than if you had chosen option 1.

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Table Of Death Benefit Factors And Example Of Death Benefit Calculation

Federal tax law requires that the death benefit under a life insurance policy be no less than a “corridor” amount. The corridor amount is the account value multiplied by the applicable factor from the table below.  Death benefit factors depend on the age the younger insured is or would have been as of the date of the second death.

Younger Insured’s Age Last Policy Anniversary	Death Benefit Factor	Younger Insured’s Age Last Policy Anniversary	Death Benefit Factor

1 through 40	2.50	61	1.28
41	2.43	62	1.26
42	2.36	63	1.24
43	2.29	64	1.22
44	2.22	65	1.20
45	2.15	66	1.19
46	2.09	67	1.18
47	2.03	68	1.17
48	1.97	69	1.16
49	1.91	70	1.15
50	1.85	71	1.13
51	1.78	72	1.11
52	1.71	73	1.09
53	1.64	74	1.07
54	1.57	75 through 90	1.05
55	1.50	91	1.04
56	1.46	92	1.03
57	1.42	93	1.02
58	1.38	94	1.01
59	1.34	95 or higher	1.00
60	1.30

Following is an example of how we calculate the death benefit.

Option 1	Option 2

Facts:

•      The younger insured’s age is less than 40 years old as of the date of the second death (applicable death benefit factor = 2.50).

•      Policy’s specified amount is $250,000.

•      There have been no loans taken against the policy.

•      The account value is $125,000.

Under option 1, the death benefit would be the greater of $250,000 and $312,500 ($125,000 multiplied by 2.50).	Under option 2, the death benefit would be the greater of $375,000 ($250,000 plus $125,000) and $312,500 ($125,000 multiplied by 2.50).

Therefore, the death benefit would be $312,500.	Therefore, the death benefit would be $375,000.

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Suicide Exclusion

If death of either insured occurs within two years of the date we issue the policy (or date of reinstatement in most states) as a result of suicide, we will pay only a limited benefit equal to the premium payments paid less any indebtedness and any withdrawals (including withdrawal fees), and less the monthly costs of insurance on persons other than the insureds ever covered by rider.  We will pay you the net cash surrender value if it is greater.  If the first insured died by suicide, the surviving insured may use the benefit paid as a premium on a single life policy.

Effective Date of Coverage and Temporary Insurance

If we approve your application, the insurance coverage provided by your policy will be effective when you have received the policy, signed any applicable amendments to the application, and paid the required minimum initial premium while both insureds are alive and in the same health as indicated in the application. If we do not approve your application, we will notify you and return any premium you have paid.

You may be eligible for temporary insurance coverage between the date of your application and the effective date of your policy if you pay the required minimum initial premium with the application and meet certain underwriting standards.  The amount of temporary insurance coverage is subject to a maximum of $500,000. Such coverage will remain in effect for a maximum of 90 days and is subject to other restrictions.  The temporary insurance agreement is included in the application form.

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Changes to Coverage

You can request a decrease in the specified amount of your policy at any time after the first policy anniversary. You cannot decrease the specified amount below $250,000.  The minimum amount of any decrease is $25,000. Your monthly cost of insurance charges will be lower immediately following a decrease because our net amount at risk will be lower.  You may not increase the specified amount.

If you have additional life rider coverage, any requested decrease will be allocated proportionately between the base policy specified amount and additional life rider face amount. You may eliminate additional life rider face amount only after the base policy specified amount has been reduced to $250,000.

After the first policy year, you may change the death benefit option. We must approve any change in your death benefit option.  Changes in your death benefit option will be effective on the first monthly anniversary day after we approve your request.  If you change from option 1 to option 2, we will reduce the specified amount by the amount, if any, needed to keep the death benefit the same both before and after the change. We will not allow this change if it causes the new specified amount to fall below $250,000.  Your monthly cost of insurance charges will tend to be higher over the life of the policy if you change to option 2 because our net amount at risk will be higher.

If you change from option 2 to option 1, we will increase the specified amount by the amount, if any, needed to keep the death benefit the same both before and after the change. Your monthly cost of insurance charges will tend to be lower over the life of the policy if you change to option 1 because our net amount at risk will be lower.

Extended Coverage Period

If the policy is in force, and not in a grace period, on the policy anniversary on which the younger insured is age 120, the policy will continue under the extended coverage provision. We will permanently transfer all of your variable account value into the fixed account.  We will set the interest rate on any outstanding loans equal to the interest rate we pay on loan collateral.  We will no longer accept premium payments, allow loans, or deduct policy charges.  The death benefit will be revised to equal the net cash surrender value of the policy, or, if you have purchased the Extended Coverage Benefit Rider, the death benefit will be revised to equal the greater of the specified amount, less indebtedness, or the net cash surrender value of the policy.  You may make withdrawals or surrender the policy in full at any time during the extended coverage period. Partial withdrawals may reduce the death benefit.

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Payment Options

We will pay the death benefit in a lump sum or under an income plan you or the beneficiary selects. If neither you nor the beneficiary selects an income plan, we will make a lump-sum payment of the proceeds. We typically make this lump-sum payment to a special account maintained by us. We provide the beneficiary with a checkbook to access these funds from that special account.

If you or the beneficiary select an income plan, we will send you a separate written agreement putting the plan into effect. The following income plans are available in addition to other plans we may make available in the future or upon request:

Income Plan 1	Payments for Fixed Period — we make monthly payments for a fixed number of years.

Income Plan 2	Payments for Life—Guaranteed Period — we make monthly payments for a guaranteed period or the life of the payee, whichever is longer.

Income Plan 3	Payments of a Fixed Amount — we make monthly payments of a fixed amount until an amount equal to the proceeds plus accrued interest has been paid.

Income Plan 4	Life Annuity—No Guaranteed Period — we make monthly payments for the life of the payee.

Income Plan 5	Joint and Survivor — we make monthly payments as long as one of two payees is alive.

Minimum guaranteed payments under any of these income plans are calculated with a minimum effective annual interest rate of 3%.  In addition, minimum guaranteed payments under life income plans are based on the Annuity 2000 Table, with Projection Scale G, adjusted for age last birthday. Payments under an income plan do not vary with the investment experience of the sub-accounts.

While an insured is alive, you may select an income plan under which we will pay the death benefit of your policy. If the second insured dies and you have not selected an income plan, the beneficiary may select an income plan. If you select an income plan before the second insured’s death, the beneficiary may not change the income plan after the second insured’s death.

The income plan selected and the time when the income plan is selected can affect the tax consequences to you or the beneficiary. You should consult your tax advisor before selecting an income plan.

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POLICY VALUES AND VALUATION

Account Value

The policy’s account value is a cash value that you may withdraw, or borrow against, subject to certain limits and to the charges described in this prospectus. The account value is the sum of your interest in the sub-accounts, the fixed account and the loan account at any time.  The account value varies with the investment experience of the sub-accounts.  There is no guaranteed minimum account value.

Net Cash Surrender Value

The net cash surrender value is the account value less any outstanding indebtedness and less any surrender charge that would apply on a full surrender or termination of your policy.

Valuation of the Sub-Accounts

The value of your interest in a sub-account is measured in accumulation units. An accumulation unit is an accounting unit of measure. It is similar to a share of a mutual fund. The value of an accumulation unit (“accumulation unit value”) varies from day to day depending on the investment performance (and expenses) of the fund in which the sub-account is invested.

The accumulation unit value of each sub-account is calculated at the end of each valuation date. A valuation date is any day the New York Stock Exchange is open for business. The value of an accumulation unit at the close of any valuation date is determined for each sub-account by multiplying the accumulation unit value of the sub-account at the close of the immediately preceding valuation date by the “net investment factor” (described below). Depending upon investment performance of the underlying fund in which the sub-account is invested, the accumulation unit value may increase or decrease.

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The net investment factor for each sub-account for any valuation date is determined by dividing (a) by (b), where:

(a) equals:                                         (1) the net asset value per share of the underlying fund at the end of the current valuation date, plus

(2) the per share amount of any dividend or capital gain distribution made by the underlying fund on shares held in the sub-account if the “ex-dividend” date occurred between the end of the immediately preceding valuation date and the end of the current valuation date, plus or minus

(3) a per share charge or credit for any taxes incurred, which are determined by Columbus Life to have resulted from the investment operations of the sub-account between the end of the immediately preceding valuation date and the end of the current valuation date;

(b) is the net asset value per share of the underlying fund determined at the end of the immediately preceding valuation date.

When you allocate net premium or transfer amounts to a sub-account, your account value is credited with accumulation units. Other transactions, such as withdrawals and payments of monthly policy charges, will decrease the number of accumulation units. The number of accumulation units added to or subtracted from your account value is calculated by dividing the dollar amount of the transaction by the accumulation unit value for the sub-account at the close of trading on the valuation date when we process the transaction.

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SURRENDER AND PARTIAL WITHDRAWALS

Surrender

You may surrender your policy and withdraw all of your net cash surrender value. We assess a surrender charge if you surrender your policy in full during the first 12 policy years. A full surrender will terminate your policy. A full surrender of your policy may have tax consequences.

Partial Withdrawals

At any time after the first policy year, you can withdraw part of your net cash surrender value less any applicable withdrawal fees. We charge a fee of $50 for each withdrawal after the first in a policy year. Each withdrawal must be at least $500.

Withdrawals and related fees will reduce your account value. We deduct the amount withdrawn (and any applicable withdrawal fee) on a pro-rata basis from each of your investment options. No withdrawal may be made that would reduce your net cash surrender value below $250.

Except when your death benefit is death benefit option 2, a withdrawal may also reduce the specified amount of your policy. (If a withdrawal would cause the difference between the death benefit and the account value to increase after the withdrawal, our net amount at risk would increase.  To offset this increase, we will decrease the specified amount by the amount needed to keep that difference the same.) No withdrawal can reduce the specified amount of your policy below $250,000.

A withdrawal may have tax consequences. See the Taxes section of this prospectus.

Canceling the Policy without Penalty

You may cancel the policy within 10 days after you receive it. The period may be longer in some states. If you cancel your policy during this free look period, we will refund to you all premiums allocated to the fixed account, all charges we deducted from your policy, and the current value of premiums you allocated to the sub-accounts calculated on the day we receive your notice of cancellation. In some states we refund all premiums you paid.

To cancel your policy, you must return it either to us at the Columbus Life Variable Service Center, P.O. Box 2850, Cincinnati, Ohio 45201-2850, or to one of our agents, within the free look period.

After the free look period ends, you can surrender the policy for its net cash surrender value by notifying us in writing, but you cannot cancel the policy without incurring any charges.

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Delay in Payment

We will generally send payments and loan proceeds to you within 7 days of the date we process your surrender, withdrawal or loan request. We may delay payments from a sub-account for any of the following reasons:

•                  You have made a premium payment by check or preauthorized transfer that has not cleared the banking system.

•                  The New York Stock Exchange is closed on a day that it normally would be open.

•                  The Securities and Exchange Commission has determined that trading on the New York Stock Exchange is restricted.

•                  The Securities and Exchange Commission has determined that, because of an emergency, it is not reasonably practicable for the sub-accounts to sell securities or to fairly determine the value of their investments.

•                  The Securities and Exchange Commission permits us to postpone payments from the sub-accounts for your protection.

We may delay transfers from the sub-accounts for the same reasons.

We reserve the right to delay payments or transfers from the fixed account for up to 6 months or a shorter period if required by state law. We do not expect to delay payments from the fixed account and we will notify you if there will be a delay.

LOANS

You can borrow money from us by using your policy as the sole collateral for the loan. The most you can borrow against your policy is 90% of your net cash surrender value, less an amount equal to the monthly policy charges for the next two months.

If you borrow money, we will transfer an amount equal to the amount of the loan from each of your investment options on a pro-rata basis to your loan account. Your loan account holds the collateral for your loan. Because the amounts transferred to the loan account do not participate in the experience of the sub-accounts or the fixed account, a loan can have a negative effect on both the policy’s account value and death benefit, whether or not the loan is repaid.

We pay interest on your loan account. The minimum interest we pay is 3% annually.

We charge interest on the amounts you borrow at a maximum loan interest rate of 4% annually. The loan interest rate is fixed for the life of the loan. Interest is due on each policy anniversary and on the date the loan is repaid. If you do not pay the interest when it is due, we will treat it as an additional loan.

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You can repay all or part of your loan at any time while an insured is living. When you make a payment toward the principal amount of your loan, we transfer the amount of the loan payment from your loan account back to your investment options on a pro-rata basis according to your allocation instructions at that time. You must specifically designate a payment as a loan repayment or we will treat it as an additional premium payment instead.

If you do not repay the loan before the second insured dies, we will deduct the outstanding loan amount (“indebtedness”) when determining your death benefit. If you do not repay the loan before you surrender your policy, we will deduct the indebtedness to determine the net cash surrender value proceeds.

If the indebtedness causes your net cash surrender value to become negative, we can terminate your policy. We will tell you that we intend to terminate your policy by mailing a notice to you at least 61 days before we terminate your policy. The notice will tell you the minimum amount of loan repayment that you must pay to keep your policy in force. We will mail the notice to your address as shown on our records. If our records indicate that someone holds your policy as collateral, we will also mail a copy of the notice to that person’s address as shown on our records.

Note that if a policy is surrendered or lapses with outstanding indebtedness, the indebtedness will be deemed to be a distribution subject to ordinary income tax.

LAPSE AND REINSTATEMENT

If your net cash surrender value on a monthly anniversary day is not sufficient to pay the monthly policy charges for the current month, and your policy does not meet the minimum premium test under the no-lapse guarantee (during the no-lapse guarantee period) your policy will enter a grace period.  A grace period is a 61-day period that starts on the day after we mail you a notice.  We will mail grace period notices to you at your address as shown on our records.  We also mail these notices to anyone holding your policy as collateral as shown on our records at the collateral holder’s address as shown on our records.  The notice will tell you the amount of premium you need to pay to keep the policy in force.  The amount will be the lesser of 1) the amount needed under the no-lapse guarantee to keep the policy in force through the end of the grace period; or 2) the premium needed to pay the monthly policy charges due through the end of the grace period. If you have outstanding indebtedness, you will also have the option of making loan repayment sufficient to keep the policy in force.

If you do not pay the needed premium or loan repayment, your policy will lapse, or terminate, at the end of the 61-day grace period.  If you pay the needed premium or loan repayment, your policy will continue in force.  If the last surviving insured dies during the grace period, we will deduct the monthly charges due from the death benefit.

You may apply to reinstate the policy within five years (or a shorter period in some states) after the date it lapses.  The policy can be reinstated if either 1) both insureds are alive or 2) one insured

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is alive and the policy ended after the death of the other insured. In order to reinstate, we must approve your application for reinstatement, you must pay any past charges due plus charges for three months beyond the date of reinstatement, and you must repay or reinstate any indebtedness.

TAXES

Following is a summary of the material federal tax consequences to an owner and beneficiary of a policy. State and local taxes are not discussed herein. This summary is for your information.  We do not guarantee that the policy will always receive the tax treatment described.  This summary is general in nature. It is not tax advice.  You should consult a qualified tax advisor for more complete information.

This discussion is based on federal income tax law and interpretations in effect as of the date of this prospectus and is subject to later changes in such tax law or interpretations.  This discussion assumes that the policy owner is a natural person who is a U.S. citizen and resident.  The tax effects for an owner who is not a natural person, U.S. citizen or U.S. resident may be different than the effects discussed herein.

Tax Status of Policy

We intend for the policy to meet the definition of a “life insurance contract” under Section 7702 of the Internal Revenue Code (“Code”). The earnings in a policy meeting the definition of “life insurance contract” are tax-deferred until withdrawn. The death proceeds are generally excluded from the beneficiary’s gross income.  A policy could fail to qualify as a “life insurance contract” if excessive premiums are paid into the policy.  We monitor premium payments and will refuse to accept premiums that would cause the policy to fail to qualify as life insurance.

Modified Endowment Contract

A modified endowment contract (“MEC”) is a life insurance contract that is issued in exchange for a MEC, or a life insurance contract that does not satisfy the “7-pay test”.  The 7-pay test compares the actual premium paid in the first 7 policy years against a pre-determined premium amount as set forth in Code Section 7702A.  If there is a material change to a policy, such as a change in the policy’s death benefit, a policy may be subjected to a new 7-pay test to determine if the change has caused the policy to become a MEC. The new 7-pay test may be over the same, or a new, 7-year period.

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Tax Consequences of Withdrawals and Loans

Tax treatment of distributions depends on whether a policy is a modified endowment contract or not. The following table indicates the tax treatment loans and withdrawals ordinarily receive.

	Policy is Not a MEC	Policy is a MEC
Withdrawals	Deemed to be distribution of cost basis first, then earnings. Distributions of cost basis not subject to income tax.	Deemed to be distribution of earnings first, then cost basis. Distributions of earnings are subject to ordinary income tax.*
Loans	Not subject to income tax until policy is surrendered or lapses. Outstanding loan amount deemed to be distribution subject to ordinary income tax (in whole or in part) on surrender or lapse.	Loans are subject to ordinary income tax to the extent of any gain in the contract.*

* There will be an additional 10% penalty tax if the policy is a MEC and the distribution occurs before age 59 1/2, unless the policy owner is disabled (as defined under the Code), or if the distribution is part of a series of substantially equal periodic payments for the owner’s life (or life expectancy) or the joint lives (or joint life expectancies) of the owner and a beneficiary under the policy.

There may be exceptions to the above rules.  For example, if a policy is not a MEC, Code Section 7702 places certain restrictions on the amount of premium payments that may be made and the policy’s cash value that can accumulate relative to the death benefit.  When cash distributions are made during the first 15 years after a policy is issued, and such distributions cause a reduction in the death benefit, some or all of such distributions may be includible in income pursuant to Code Section 7702(f)(7).  Policy owners should carefully consider the consequences of initiating any changes in the terms of the policy. Under certain circumstances, a policy, as stated above, may become a MEC, or may become subject to a new 7-pay test as a result of a material change or reduction in benefits.

Accelerated Death Benefits

Whether or not a policy is a modified endowment contract, amounts received under an accelerated death benefit rider may be excludable from gross income under Section 101(g) in some circumstances, but such amounts are not always excludable.  We reserve the right to modify the accelerated death benefit rider as we deem necessary in order to comply with changes in federal tax law and to preserve the status of a policy as a life insurance contract.  You should consult a qualified tax advisor regarding the possible consequences of receiving an accelerated death benefit.

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Extended Coverage

Due to uncertainties in interpretations of current tax law, it is uncertain whether a policy will fail to qualify as a life insurance contract if coverage is continued beyond the younger insured’s age 120.  You should consult a qualified tax advisor regarding the possible tax consequences of continuing coverage beyond the insured’s age 120.

Policy Split Option

The policy split option permits a policy to be split into two single life policies upon the occurrence of certain events. It is not clear whether a policy split will be treated as a nontaxable exchange under Section 1035 of the Internal Revenue Code.  If a policy split is not treated as a nontaxable exchange, a split could result in the recognition of taxable income in an amount up to any gain in the policy at the time of the split.  In addition, it is not clear whether, in all circumstances, the resulting individual contracts would be treated as life insurance contracts for federal income tax purposes, and if so, whether they would be classified as modified endowment contracts.  Before the policy owner exercises rights provided by the policy split option, it is important to consult a qualified tax advisor regarding the possible consequences of a split.

Tax Consequences on Insured’s Death

Death proceeds payable to a beneficiary under a policy meeting the definition of a “life insurance contract” are generally excludable from the beneficiary’s gross income.

If the owner is an insured under the policy, the death benefit under the policy generally will be includible in the owner’s estate for purposes of federal estate tax if: (1) the proceeds were payable to or for the benefit of the owner’s estate; or (2) the owner held any “incident of ownership” in the policy at death or at any time within three years of death.  An “incident of ownership” is, in general, any right that may be exercised by the owner, such as the right to borrow on the policy, or the right to name a new beneficiary.

Death of Owner Who is Not the Insured

If the owner is not an insured under the policy, and the owner dies before the second insured, the value of the policy, as determined under U.S. Secretary of Treasury regulations, is includible in the owner’s estate for federal estate tax purposes.

Transfers

If a policy owner transfers ownership of a policy to another person, the transfer may be subject to federal gift tax.  In addition, if a policy owner transfers ownership to a person two or more generations younger than the owner, the transfer may be subject to generation-skipping transfer

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tax.  The generation-skipping transfer tax (“GST”) provisions generally apply to transfers that would be subject to the gift and estate tax rules.

Federal Estate and Gift Tax

Federal estate tax is integrated with federal gift tax under a unified rate schedule.

Higher Estate Tax Exemption and Lower Rates. The 2010 Tax Relief Act increases the basic exclusion amount to $5 million, indexed for inflation after 2011. 2010 Tax Relief Act §302(a). The 2010 Tax Relief Act also reduces the top estate tax rate to 35 percent, creating a flat 35 percent estate tax on estates above the basic exclusion amount. These rules apply with respect to estates of decedents dying after December 31, 2009, and before January 1, 2013. The increase in the estate tax basic exclusion amount should also increase the GST exemption, because the latter is determined with reference to the former. IRC § 2631(c). This increased GST exemption can be allocated to transfers made in 2010.

2010 Tax Relief Act in 2013 and Beyond. The 2010 Tax Relief Act reinstates the EGTRRA sunset rule for the changes made by the 2010 Tax Relief Act. 2010 Tax Relief Act §304. Therefore, if Congress does not make any further changes in the law, on January 1, 2013, the estate tax basic exclusion amount and gift tax exemption will return to $1 million, the GST exemption will return to $1 million indexed for inflation after 1997, the top estate tax rate will return to 55 percent (with a 5 percent surtax on certain very large estates), the top gift tax rate will return to 55 percent, and the GST tax rate will return to 55 percent.

Due to the complexity of these rules and the changes made in the federal estate, gift and generation-skipping tax laws under the 2010 Tax Relief Act and the Economic Growth and Tax Relief Reconciliation Act of 2001, you should consult a qualified tax advisor regarding such taxes.

Corporate and Qualified Retirement Plan Ownership

There are special tax issues for corporate and qualified retirement plan owners:

•                  If a policy is purchased by a trust or other entity that forms part of a qualified retirement plan that is qualified as a tax-favored plan under Code Section 401(a) for the benefit of participants covered under the plan, special tax treatment will apply to the policy.

•                  Using a policy to fund deferred compensation arrangements for employees has special tax consequences.

•                  Corporate ownership of a policy may affect an owner’s liability under the alternative minimum tax.

Policy owners should consult a qualified tax advisor regarding these matters.

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Withholding

Distributions from a policy (other than the payment of a tax-free death benefit under the policy) are generally subject to federal income tax withholding. An owner is generally permitted to elect not to have federal income taxes withheld if the owner notifies us in a timely manner of the election (and meets certain reporting requirements as to such election).  A distribution from a modified endowment contract may be subject to mandatory back-up withholding (which cannot be waived) if no taxpayer identification number is provided to Columbus Life or if the IRS notifies Columbus Life that back-up withholding is required.  The mandatory back-up withholding rate is currently 31% of the income that is distributed.

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LEGAL PROCEEDINGS

Columbus Life and its affiliates are or may become involved in various legal actions in the normal course of business.  Although there can be no assurances, as of the date of this prospectus, Columbus Life does not anticipate that the ultimate liability arising from potential, pending or threatened legal actions, after consideration of provisions made for estimated losses and costs of defense, will have a material adverse effect on the financial condition or operating results of Columbus Life.  As of the date of this prospectus, Columbus Life, Separate Account 1, and Touchstone Securities, Inc., are not involved in any legal or administrative proceedings that are material to the policies.

FINANCIAL STATEMENTS

The financial statements of Separate Account 1, and the financial statements (statutory-basis) of Columbus Life and WSLIC are included in the Statement of Additional Information. The financial statements of Columbus Life are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the policies. The financial statements of WSLIC are relevant only for the purpose of showing the ability of WSLIC, as guarantor, to meet its obligations under the guarantee.  The financial statements (statutory-basis) of Columbus Life and WSLIC do not show or contain any information about the investment performance of Separate Account 1.

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TERMINOLOGY INDEX

A

account value · 41

accumulation unit · 41

accumulation unit value · 41

additional life rider face amount · 29

C

cash value · 41

Columbus Life · 11

D

death benefit · 36

E

extended coverage · 39

F

fixed account · 17

free look · 43

G

good order · 25

grace period · 45

I

income plan · 40

indebtedness · 45

initial premium · 34

L

loan account · 44

M

monthly anniversary day · 19

N

net amount at risk · 19

net cash surrender value · 41

net premium · 35

P

planned premium · 34

policy anniversary · 5

policy years · 5

R

risk class · 24

S

Separate Account 1 · 11

specified amount   36

sub-accounts · 11

T

target premium · 35

term no-lapse guarantee · 35

V

valuation date · 41

variable account value · 21

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STATEMENT OF ADDITIONAL INFORMATION

A statement of additional information (SAI) contains more information about Separate Account 1.  The SAI is incorporated by reference into this prospectus.  You may request that we send you a free copy of the SAI, or you may access it on our website at www.columbuslife.com under “Values and Performance.”

PERSONALIZED ILLUSTRATION

We will provide a free personalized illustration of hypothetical death benefits, account values, and cash surrender values to you upon request.  After the policy is issued, we may charge a fee for each illustration after the first in a policy year.

CONTACT US

Call us at 1-800-677-9595

•                  for a free copy of the SAI

•                  to request a personalized illustration

•                  to request other information about the policy

•                  to inquire about your policy or to request policy transactions*

You may also write to Columbus Life Customer Service at P.O. Box 2850, Cincinnati, Ohio, 45201-2850.

*We have established security procedures for telephone transactions, such as recording telephone calls. We may also require a personal identification number or other identifying information. We will not be liable for losses due to unauthorized or fraudulent telephone instructions if we follow reasonable security procedures and reasonably believe the instructions are genuine.

You can review and copy other information about the policy, Columbus Life Insurance Company and Separate Account 1 (including the SAI) at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C.  For information about the operation of the public reference room, call the SEC at 1-202-942-8090.  Reports and other information about the Registrant are available on the Securities and Exchange Commission’s website at http://www.sec.gov.  You may obtain copies of the information, for a fee, by writing to the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street N.W., Washington, D.C. 20549-0102.

Investment Company Act File No. 811-09337.

Securities Act File No. 333-73390

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STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

LEGACY SURVIVORSHIP VARIABLE UNIVERSAL LIFE

PINNACLE II VARIABLE UNIVERSAL LIFE

ISSUED BY COLUMBUS LIFE INSURANCE COMPANY

THROUGH SEPARATE ACCOUNT 1 OF COLUMBUS LIFE INSURANCE COMPANY

This Statement of Additional Information (SAI) is not a prospectus.  It contains information in addition to the information set forth in the current prospectuses dated May 1, 2011 for the individual and survivorship variable universal life policies offered by Columbus Life Insurance Company through its Separate Account 1.  You should read this Statement of Additional Information in conjunction with the prospectus for the appropriate policy.  Unless otherwise noted, the terms used in this SAI have the same meanings as those set forth in the prospectuses.

You may request a free copy of the prospectus for a policy by calling Columbus Life Customer Service at 1-800-677-9595, or by writing to us at P.O. Box 2850, Cincinnati, Ohio 45201-2850.  You may also access a copy of the prospectus for each policy on our website at http://www.columbuslife.com under “Values and Performance.”

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY	3

ADMINISTRATION AND DISTRIBUTION OF THE POLICIES	4

TAXES	6

FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY

Columbus Life Insurance Company

Columbus Life Insurance Company (Columbus Life) is a stock life insurance company organized under the laws of the State of Ohio on September 8, 1986. It is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (WSLIC), a stock life insurance company organized under the laws of the State of Ohio on February 23, 1888, which is a wholly-owned subsidiary of Western-Southern Mutual Holding Company, a mutual holding company organized under the laws of the State of Ohio on September 19, 2000. Columbus Life issues insurance and annuity contracts and is located at 400 East Fourth Street, Cincinnati, Ohio 45202. Columbus Life is subject to supervision by the departments of insurance of the various states in which it is licensed to transact business.

Separate Account 1

Columbus Life established Columbus Life Insurance Company Separate Account 1 (Separate Account 1) under Ohio law on September 10, 1998. Separate Account 1 is registered with the SEC as a unit investment trust.

DWS, Fidelity Investments, Franklin Templeton, Invesco, Janus, Morgan Stanley, Oppenheimer, PIMCO, Putnam, Rydex|SGI, and Touchstone funds offer shares to Separate Account 1 and to other separate accounts of affiliated and unaffiliated life insurance companies to fund benefits under variable annuity contracts and variable life insurance policies, and may also offer shares to certain qualified plans.  Touchstone funds offer shares to the separate accounts of affiliated life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. We do not foresee any disadvantage to you arising out of these arrangements. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various purchasers of contracts and policies to conflict. For example, violation of the federal tax laws by one separate account investing in a fund could cause the contracts or policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken.

If a material irreconcilable conflict arises between separate accounts, a separate account may be required to withdraw its investment in a fund. If it becomes necessary for a separate account to replace its shares of a fund with another investment, the fund may have to liquidate portfolio securities on a disadvantageous basis. At the same time, the funds are subject to conditions imposed by the Securities and Exchange Commission that are designed to prevent or remedy any conflict of interest. These conditions require the Board of Trustees of each fund to monitor events in order to identify any material irreconcilable conflict that may possibly arise and to determine what action, if any, should be taken to remedy or eliminate the conflict.

The Western and Southern Life Insurance Company

The Western and Southern Life Insurance Company (WSLIC) is a stock life insurance company incorporated under the laws of the State of Ohio on February 23, 1888.  WSLIC’s principal executive office is located at 400 Broadway, Cincinnati, Ohio 45202.  WSLIC is licensed in 43 states of the United States and the District of Columbia.  WSLIC is an affiliate of Columbus Life.

3

ADMINISTRATION AND DISTRIBUTION OF THE POLICIES

Administration

Columbus Life has responsibility for administration of Separate Account 1 and the variable universal life insurance policies issued through the separate account.  Columbus Life has entered into a service agreement with WSLIC, an affiliated company, to provide certain services, including administrative services for the Separate Account and the policies.  Compensation for these services, which are paid by Columbus Life, is based on the charges and expenses incurred by the service provider, and will reflect actual costs to the extent reasonably possible.

Custodian

Columbus Life is the custodian of the assets of the Separate Account.  The shares are held in book-entry form.  Columbus Life maintains a record of all purchases and redemptions of shares of the underlying portfolios.

Underwriter

Touchstone Securities, Inc. (TSI) is the sole distributor of the policies.  TSI is a wholly-owned subsidiary of Western Southern Life Assurance Company (WSLAC) which is a wholly-owned subsidiary of WSLIC.  TSI is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (FINRA) and Securities Investor Protection Corporation (SIPC).

Sales

The policies will be sold by registered representatives of TSI, or other broker-dealers who have entered into agreements with TSI, who are licensed as insurance agents and appointed with Columbus Life. They are registered under the Securities Exchange Act of 1934 and are members of FINRA.

The offering of the policies is continuous. Columbus Life does not anticipate discontinuing offering the policies, although it reserves the right to do so.

We make payments to broker-dealer firms that distribute our policies in the form of commissions and other incentives.  Broker-dealers or registered representatives may be paid commission of up to 120% of the first year target premium and up to 3% of all premiums in excess of first year target premium.  Each year thereafter, Columbus Life may pay a commission of 3% or less on all premiums paid on a policy. Each year after the first, Columbus Life may also pay a service fee of 0.20% or less of the account value, less any indebtedness.  Other allowances and overrides may also be paid. Registered representatives who meet certain profitability and productivity thresholds may be eligible for additional compensation.

4

Sales commissions attributable to the Columbus Life individual and survivorship variable universal life policies (including certain policies that are no longer available for sale) paid by Columbus Life to TSI over the last three years are shown below.

	Sales	Amounts
For the Year Ended	Commissions Paid	Retained by Distributor

December 31, 2008	$976,247	$0
December 31, 2009	$402,835	$0
December 31, 2010	$297,876	$0

We may also make additional payments in the form or expense reimbursements or marketing allowances to the broker-dealers that distribute our policies in exchange for privileges, including additional or special access to broker-dealer sales staff, opportunities to provide and attend training and other conferences, and marketing enhancement of our policies.  The method for calculating any additional compensation may include consideration of the level of sales or assets attributable to the firm.  Not all broker-dealers receive additional compensation and the amount of compensation varies by firm.  The payments could be significant to a firm and, therefore, could be deemed to be a conflict of interest.  We generally choose to compensate broker-dealers that have a strong capacity to distribute our policies and that are willing to cooperate with our promotional efforts.

The following list includes the names of firms that received revenue sharing or similar payments of more than $5,000 with respect to life insurance sold for Columbus Life during the last calendar year:  Capital Analysts Incorporated and W&S Brokerage Services, Inc. (affiliates of Columbus Life).

5

TAXES

Your policy will be treated as “life insurance” for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”), and (b) for as long as the investments made by the mutual funds available for investment under the policy satisfy certain investment diversification requirements under Code Section 817(h).  We believe that the policy will meet the statutory definition of life insurance.  As a result, the death benefit payable under the policy will generally be excludable from the beneficiary’s gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured’s death. However, if the policy is transferred for valuable consideration, then a portion of the death benefit payable under the policy may be includable in the beneficiary’s gross income.

Your policy will generally be considered under the Code to be a “modified endowment contract” if the policy meets the requirements of Code Section 7702 but fails the “7-pay test” of Code Section 7702A. A life insurance policy will be classified as a modified endowment contract if premiums are paid more rapidly than allowed by the 7-pay test.  The 7-pay test is described in the Taxes section of each prospectus.

Diversification

As has been noted before, your policy will be treated as “life insurance” for federal income tax purposes only if, among other things, the investments made by the mutual funds available for investment under the policy satisfy certain investment diversification requirements under Code Section 817(h).

The U.S. Secretary of the Treasury has issued regulations that implement the investment diversification requirements of Code Section 817(h).  If there is a failure to comply with these regulations, your policy will be disqualified as a life insurance policy under Code Section 7702 and you will be subject to federal income tax on the income under the policy for the period of disqualification and for subsequent periods, unless the failure was inadvertent, is corrected, and you, as policy owner or the issuer pays an amount to the IRS.  Separate Account 1, through the funds, therefore intends to comply with these requirements.

In connection with the issuance of then temporary regulations, the U.S. Secretary of the Treasury has stated that it anticipated the issuance of guidelines that could describe certain circumstances in which your ability as the owner of your policy to direct your investments under the policy to particular sub-accounts within Separate Account 1 would cause you, rather than Columbus Life, to be treated as the owner of the assets of Separate Account 1.  If you were considered the owner of the assets of Separate Account 1, income and gains from Separate Account 1 would be included in your income for federal income tax purposes.  Columbus Life thus reserves the right to amend the policy in any way necessary to avoid any such result.

As of the date of this prospectus, however, no such guidelines have been issued, although the U.S. Secretary of the Treasury has informally suggested that any such guidelines could limit the number of investment funds or frequency of transfers among such funds.  If issued, these guidelines may be applied retroactively.

6

Taxation of Columbus Life

Columbus Life is taxed as a life insurance company under federal income tax laws.  Columbus Life does not initially expect to incur any income tax on the earnings or the realized capital gains attributable to Separate Account 1.  If, in the future, Columbus Life determines that Separate Account 1 may incur federal income taxes, then it may assess a charge against the sub-accounts for those taxes.  Any charge will reduce your policy’s account value.

We may have to pay state, local or other taxes in addition to premium taxes.  At present, these taxes are not substantial.  If they increase, charges may be made for such taxes when they are attributable to Separate Account 1 or allocable to your policy.

In addition, certain funds in which the sub-accounts are invested may elect to pass through to Columbus Life taxes withheld by foreign taxing jurisdictions of foreign source income.  Such an election may result in additional taxable income and income tax to Columbus Life, which could result in charges being made for such taxes.  The amount of the additional income tax, however, may be more than offset by credits for the foreign taxes withheld that are also passed through.  These credits may provide a benefit to Columbus Life.

FINANCIAL STATEMENTS

The financial statements of Separate Account 1 as of December 31, 2010, and for the periods indicated in the financial statements, the statutory-basis financial statements of Columbus Life as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the statutory-basis financial statements of The Western and Southern Life Insurance Company (WSLIC) as of December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, included in this SAI have been audited by Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, independent registered public accounting firm, as set forth in their reports included herein.  The financial statements audited by Ernst & Young LLP have been included herein in reliance on its reports given on the authority of such firm as experts in accounting and auditing.

The financial statements of Separate Account 1, and the financial statements (statutory-basis) of Columbus Life and WSLIC are included in this Statement of Additional Information. The financial statements of Columbus Life are relevant only for the purpose of showing the ability of Columbus Life to meet its contractual obligations under the policies. The financial statements of WSLIC are relevant only for the purpose of showing the ability of WSLIC, as guarantor, to meet its obligations under the guarantee.  The financial statements (statutory-basis) of Columbus Life and WSLIC do not show or contain any information about the investment performance of Separate Account 1.

7

Distributor

Touchstone Securities, Inc.*

303 Broadway, Suite 1100

Cincinnati, Ohio 45202

Columbus Life Variable Universal Life Service Center

P.O. Box 2850

Cincinnati, Ohio 45201-2850

(800) 677-9595

*A registered broker/dealer and member of FINRA and SIPC

STATEMENT OF
ADDITIONAL INFORMATION
May 1, 2011

FINANCIAL STATEMENTS

Columbus Life Insurance Company Separate Account 1

Year Ended December 31, 2010

With Report of Independent Registered Public Accounting Firm

Columbus Life Insurance Company Separate Account 1

Financial Statements

Year Ended December 31, 2010

Report of Independent Registered Public Accounting Firm

The Contract owners of Columbus Life Insurance Company Separate Account 1 and the Board of Directors of Columbus Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of Columbus Life Insurance Company Separate Account 1 (the Separate Account), comprised of the separate account divisions described in Note 2 to the financial statements, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those individual divisions operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures also included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting the Columbus Life Insurance Company Separate Account 1 at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP
Cincinnati, Ohio
April 25, 2011

1

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities

December 31, 2010

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Affiliated:
Touchstone Baron Small Cap Growth	$572,959	$—	$572,959	$24.37	(1)	11,413
				24.37	(2)	368
				24.37	(3)	9,935
				22.40	(4)	1,950
Touchstone Core Bond	2,392,483	—	2,392,483	16.18	(1)	138,485
				16.18	(2)	2,557
				16.18	(3)	5,887
				16.46	(4)	963
Touchstone Mid Cap Growth	1,693,063	—	1,693,063	22.74	(1)	35,601
				22.74	(2)	10,366
				22.74	(3)	16,093
				29.60	(4)	9,514
Touchstone High Yield	2,516,310	2	2,516,312	20.07	(1)	116,354
				20.07	(2)	1,541
				20.07	(3)	5,271
				18.47	(4)	2,410
Touchstone Large Cap Core Equity	5,359,792	(1)	5,359,791	12.32	(1)	395,482
				12.32	(2)	12,937
				12.32	(3)	14,324
				10.17	(4)	14,995
Touchstone Money Market	1,532,491	(4)	1,532,487	12.08	(1)	60,494
				12.08	(2)	3,463
				12.08	(3)	27,297
				11.54	(4)	37,249
Touchstone Third Avenue Value	1,323,135	—	1,323,135	21.56	(1)	42,044
				21.56	(2)	2,403
				21.56	(3)	11,424
				17.47	(4)	6,803
Touchstone Moderate ETF	372,040	—	372,040	10.62	(1)	18,642
				10.62	(2)	1,870
				10.62	(3)	9,863
				10.37	(4)	4,776
Touchstone Aggressive ETF	42,863	(2)	42,861	10.07	(2)	3,128
				10.07	(3)	1,126
Touchstone Enhanced ETF	25,546	(1)	25,545	9.77	(2)	2,478
				9.77	(3)	138
Touchstone Conservative ETF	829	—	829	11.01	(2)	35
				11.01	(3)	40
Non-Affiliated:
Alger Large Cap Growth	73,484	(4)	73,480	10.00	(4)	7,348
Alger Small Cap Growth	48,674	1	48,675	12.35	(4)	3,940
JP Morgan IT Mid Cap Value	2,743	—	2,743	16.37	(1)	70
				16.37	(2)	98
PIMCO Long-term U.S. Government Bond	45,130	8	45,138	21.88	(4)	2,063
PIMCO Commodity Real Return Strategy	6,172	3	6,175	19.99	(2)	125
				19.99	(3)	184
PIMCO Total Return	53,325	—	53,325	12.81	(2)	1,743
				12.81	(3)	2,421
Rydex Alternative Strategies	2,209	1	2,210	9.84	(2)	47
				9.84	(3)	178
Rydex VT Multi Hedge Strategies	3,483	—	3,483	10.99	(2)	239
				10.99	(3)	78

(1) Pinnacle

(2) Pinnacle II

(3) Legacy

(4) Flexible Premium

See accompanying notes

2

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities

December 31, 2010

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Initial Class:
Fidelity VIP Money Market	$574,323	$(1)	$574,322	$12.64	(1)	28,238
				12.64	(2)	16,725
				12.64	(3)	463
MFS Growth	53,139	—	53,139	10.65	(4)	4,990
MFS Investors Trust	14,057	—	14,057	10.88	(4)	1,292
Non-Affiliated Service Class:
Janus Enterprise	33,352	—	33,352	15.23	(1)	1,092
				15.23	(2)	93
				15.23	(3)	1,006
Janus Forty	275,625	—	275,625	15.72	(1)	10,854
				15.72	(2)	846
				15.72	(3)	5,836
Janus Worldwide Growth	78,115	—	78,115	10.50	(1)	4,070
				10.50	(2)	2,189
				10.50	(3)	1,179
MFS Core Equity	21,814	2	21,816	10.32	(1)	2,007
				10.32	(2)	77
				8.90	(4)	35
MFS Growth	20,609	1	20,610	12.14	(1)	1,194
				12.14	(2)	76
				12.14	(3)	427
MFS Mid Cap Growth	19,514	—	19,514	8.88	(1)	1,795
				8.88	(2)	13
				8.88	(3)	—
				6.77	(4)	510
MFS New Discovery	23,195	—	23,195	16.80	(1)	903
				16.80	(2)	55
				13.98	(4)	508
Oppenheimer Mid Cap	89,939	—	89,939	10.01	(1)	7,626
				10.01	(2)	790
				10.01	(3)	569
Oppenheimer Strategic Bond	1,064,783	(2)	1,064,781	19.39	(1)	23,776
				19.39	(2)	398
				19.39	(3)	30,736
Oppenheimer International Growth	752,529	—	752,529	17.35	(1)	20,383
				17.35	(2)	2,372
				17.35	(3)	20,610
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	159,076	2	159,078	15.34	(1)	8,445
				15.34	(2)	1,721
				13.46	(4)	234
Fidelity VIP Balanced	348,038	—	348,038	15.92	(1)	15,501
				15.92	(2)	1,357
				15.92	(3)	2,367
				13.86	(4)	3,032
Fidelity VIP Contrafund	980,409	—	980,409	18.64	(1)	25,933
				18.64	(2)	230
				18.64	(3)	22,124
				16.18	(4)	4,969
Fidelity VIP Equity-Income	639,808	—	639,808	13.21	(1)	24,487
				13.21	(2)	2,662
				13.21	(3)	19,462
				11.37	(4)	2,100

(1) Pinnacle

(2) Pinnacle II

(3) Legacy

(4) Flexible Premium

See accompanying notes

3

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2010

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Service Class 2 (continued):
Fidelity VIP Growth	$258,778	$—	$258,778	$11.08	(1)	16,291
				11.08	(2)	2,673
				11.08	(3)	2,644
				9.10	(4)	2,130
Fidelity VIP Growth & Income	454,443	—	454,443	12.63	(1)	17,407
				12.63	(2)	12,478
				12.63	(3)	4,655
				10.83	(4)	1,691
Fidelity VIP Mid Cap	1,221,020	1	1,221,021	27.84	(1)	21,992
				27.84	(2)	7,285
				27.84	(3)	11,678
				24.50	(4)	3,291
Fidelity VIP Freedom 2010	4,655	—	4,655	10.69	(2)	48
				10.69	(3)	387
Fidelity VIP Freedom 2015	8,700	—	8,700	10.55	(2)	825
Fidelity VIP Freedom 2020	8,021	—	8,021	10.25	(2)	511
				10.25	(3)	271
Fidelity VIP Freedom 2025	32,614	—	32,614	10.23	(2)	2,777
				10.23	(3)	410
Fidelity VIP Freedom 2030	24,739	—	24,739	9.85	(2)	2,172
				9.85	(3)	339
Non-Affilitated Series I:
Invesco VI Capital Appreciation	157,298	—	157,298	8.61	(4)	18,263
Invesco VI Government Securities	29,813	1	29,814	16.09	(4)	1,853
Non-Affiliated Class 1B:
Putnam Growth and Income	154,117	2	154,119	14.48	(1)	4,549
				14.48	(2)	1,199
				14.48	(3)	4,896
Putnam International Equity	257,727	—	257,727	18.13	(1)	2,840
				18.13	(2)	597
				18.13	(3)	3,420
				16.92	(4)	7,883
Putnam New Opportunities	757	—	757	16.90	(2)	45
Putnam Small Cap Value	268,404	—	268,404	20.08	(1)	4,706
				20.08	(2)	1,170
				20.08	(3)	7,490
Putnam Voyager	360	2	362	18.30	(2)	20
Non-Affilitated Series II:
Invesco VI Basic Value	121,190	—	121,190	13.40	(1)	4,851
				13.40	(2)	217
				13.40	(3)	3,976
Invesco VI Capital Appreciation	20,867	1	20,868	13.52	(1)	932
				13.52	(2)	205
				13.52	(3)	407
Invesco VI Core Equity	58,421	—	58,421	11.45	(1)	2,650
				11.45	(2)	1,112
				11.45	(3)	1,338
Non-Affiliated Class 2:
Franklin Growth & Income	216,751	1	216,752	15.63	(1)	5,369
				15.63	(2)	1,577
				15.63	(3)	6,923
Franklin Income	169,155	—	169,155	18.71	(1)	2,429
				18.71	(2)	1,049
				18.71	(3)	5,563
Franklin Mutual	272,620	—	272,620	16.40	(1)	7,938
				16.40	(2)	1,345
				16.40	(3)	7,336

(1) Pinnacle

(2) Pinnacle II

(3) Legacy

(4) Flexible Premium

See accompanying notes

4

Columbus Life Insurance Company Separate Account 1

Statements of Assets and Liabilities (continued)

December 31, 2010

		Receivable from
		(payable to) the
	Investments	general account
Division	at fair value	of Columbus Life	Net Assets	Unit Value		Units Outstanding
Non-Affiliated Class 2 (continued):
Franklin Large Cap Growth	$229,197	$1	$229,198	$14.92	(1)	6,889
				14.92	(2)	1,160
				14.92	(3)	7,314
Franklin U.S. Government	332,463	—	332,463	13.86	(1)	12,365
				13.86	(2)	2,221
				13.86	(3)	9,400
Templeton Foreign	700,194	—	700,194	21.93	(1)	18,947
				21.93	(2)	2,469
				21.93	(3)	10,511
Templeton Growth	166,488	—	166,488	17.16	(1)	7,682
				17.16	(2)	464
				17.16	(3)	1,559
Invesco Van Kampen Comstock	132,745	—	132,745	16.84	(1)	4,466
				16.84	(2)	192
				16.84	(3)	3,223
Invesco Van Kampen Capital Growth	34,387	1	34,388	16.50	(1)	1,941
				16.50	(2)	97
				16.50	(3)	46
Invesco Van Kampen U.S. Mid Cap Value	125	—	125	10.47	(2)	12
MS UIF Emerging Markets Equity	254,347	—	254,347	42.21	(1)	2,668
				42.21	(2)	367
				42.21	(3)	2,991
MS UIF Emerging Markets Debt	2,569	—	2,569	15.25	(1)	98
				15.25	(2)	71
MS UIF Global Real Estate	5,220	—	5,220	19.47	(1)	170
				19.47	(2)	99
Non-Affiliated Class A:
DWS Bond Porfolio	68,282	—	68,282	11.87	(1)	1,066
				11.87	(2)	1,229
				11.87	(3)	3,459
DWS VIT Equity 500 Index	2,821,808	2	2,821,810	12.61	(1)	154,166
				12.61	(2)	19,565
				12.61	(3)	46,082
				9.56	(4)	5,155
DWS VIT Small Cap Index	226,433	(1)	226,432	18.97	(1)	5,556
				18.97	(2)	1,024
				18.97	(3)	4,672
				15.99	(4)	815

(1) Pinnacle

(2) Pinnacle II

(3) Legacy

(4) Flexible Premium

See accompanying notes

5

Columbus Life Insurance Company Separate Account 1

Statements of Operations

Year Ended December 31, 2010

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Division	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Affiliated:
Touchstone Baron Small Cap Growth	$—	$3,486	$(3,486)	$5,977	$—	$111,217	$117,194	$113,708
Touchstone Core Bond	90,862	16,471	74,391	11,636	—	70,837	82,473	156,864
Touchstone Mid Cap Growth	3,448	8,756	(5,308)	(20,355)	—	339,488	319,133	313,825
Touchstone High Yield	218,033	18,048	199,985	18,636	—	81,917	100,553	300,538
Touchstone Large Cap Core Equity	93,298	33,801	59,497	(84,462)	—	603,923	519,461	578,958
Touchstone Money Market	1,851	9,198	(7,347)	—	—	10,632	10,632	3,285
Touchstone Third Avenue Value	77,025	7,075	69,950	(44,091)	—	204,796	160,705	230,655
Touchstone Moderate ETF	7,564	10,186	(2,622)	(1,030)	—	32,561	31,531	28,909
Touchstone Aggressive ETF	657	167	490	719	—	3,088	3,807	4,297
Touchstone Enhanced ETF	481	58	423	(228)	—	2,342	2,114	2,537
Touchstone Conservative ETF	18	4	14	15	—	19	34	48
Non-Affiliated:
Alger Large Cap Growth	533	642	(109)	458	—	7,902	8,360	8,251
Alger Small Cap Growth	—	394	(394)	884	—	9,239	10,123	9,729
JP Morgan IT Mid Cap Value	30	19	11	442	—	64	506	517
PIMCO Long-term U.S. Government Bond	3,581	625	2,956	(3,454)	—	(1,432)	(4,886)	(1,930)
PIMCO Commodity Real Return Strategy	857	34	823	(23)	—	395	372	1,195
PIMCO Total Return	2,330	263	2,067	125	91	(215)	1	2,068
Rydex VT Alternative Strategies	5	13	(8)	(12)	—	5	(7)	(15)
Rydex VT Multi Hedge Strategies	—	16	(16)	3	—	190	193	177
Non-Affiliated Initial Class:
Fidelity VIP Money Market	988	6,951	(5,963)	366	—	148	514	(5,449)
MFS Growth	61	456	(395)	825	—	6,345	7,170	6,775
MFS Investors Trust	169	125	44	(388)	—	1,651	1,263	1,307
Non-Affiliated Service Class:
Janus Enterprise	—	138	(138)	(448)	—	7,239	6,791	6,653
Janus Forty	603	1,693	(1,090)	(1,410)	—	22,900	21,490	20,400
Janus Worldwide Growth	349	413	(64)	(896)	—	11,524	10,628	10,564
MFS Core Equity	199	158	41	(366)	—	3,543	3,177	3,218
MFS Growth	—	138	(138)	(54)	—	2,787	2,733	2,595
MFS Mid Cap Growth	—	154	(154)	(5,968)	—	11,318	5,350	5,196
MFS New Discovery	—	161	(161)	526	—	6,358	6,884	6,723
Oppenheimer Mid Cap	—	531	(531)	(1,593)	—	21,387	19,794	19,263
Oppenheimer Strategic Bond	81,741	5,155	76,586	5,377	—	60,579	65,956	142,542
Oppenheimer International Growth	6,968	4,309	2,659	(36,763)	—	127,110	90,347	93,006
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	1,291	449	842	(831)	—	8,839	8,008	8,850
Fidelity VIP Balanced	6,562	1,903	4,659	(912)	—	47,346	46,434	51,093
Fidelity VIP Contrafund	9,523	5,708	3,815	(24,209)	—	161,854	137,645	141,460
Fidelity VIP Equity-Income	9,883	3,724	6,159	(39,543)	—	117,380	77,837	83,996
Fidelity VIP Growth	855	1,407	(552)	(689)	—	50,501	49,812	49,260
Fidelity VIP Growth & Income	1,953	2,269	(316)	(10,372)	—	66,701	56,329	56,013
Fidelity VIP Mid Cap	4,867	6,288	(1,421)	(6,663)	—	284,524	277,861	276,440
Fidelity VIP Freedom 2010	121	5	116	22	23	(10)	35	151
Fidelity VIP Freedom 2015	260	236	24	812	12	(108)	716	740
Fidelity VIP Freedom 2020	200	42	158	358	4	302	664	822
Fidelity VIP Freedom 2025	772	165	607	1,157	12	2,111	3,280	3,887
Fidelity VIP Freedom 2030	526	114	412	641	23	1,715	2,379	2,791
Non-Affilitated Series I:					—
Invesco VI Capital Appreciation	1,083	1,263	(180)	(2,200)	—	22,545	20,345	20,165
Invesco VI Government Securities	734	247	487	(1,496)	—	382	(1,114)	(627)
Non-Affiliated Class 1B:
Putnam Growth and Income	2,166	921	1,245	(5,937)	—	23,594	17,657	18,902
Putnam International Equity	7,937	2,001	5,936	(30,691)	—	49,363	18,672	24,608
Putnam New Opportunities	3	5	(2)	(23)	—	162	139	137
Putnam Small Cap Value	826	1,126	(300)	(13,719)	—	70,688	56,969	56,669
Putnam Voyager	8	4	4	51	—	32	83	87
Non-Affilitated Series II:
Invesco VI Basic Value	407	655	(248)	(22,901)	—	26,942	4,041	3,793
Invesco VI Capital Appreciation	80	94	(14)	889	—	1,579	2,468	2,454
Invesco VI Core Equity	386	343	43	641	—	4,017	4,658	4,701

See accompanying notes

6

Columbus Life Insurance Company Separate Account 1

Statements of Operations (continued)

Year Ended December 31, 2010

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Division	Reinvested dividends	Mortality and expense risk, and administrative charges	Net investment income (loss)	Realized gain (loss) on sale of investments	Realized gain distributions	Change in unrealized appreciation (depreciation) during the period	Net unrealized and realized gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Non-Affiliated Class 2:
Franklin Growth & Income	$5,592	$804	$4,788	$(7,079)	$—	$34,648	$27,569	$32,357
Franklin Income	10,410	896	9,514	(1,297)	—	9,905	8,608	18,122
Franklin Mutual	3,991	845	3,146	(4,081)	—	26,857	22,776	25,922
Franklin Large Cap Growth	1,667	1,326	341	(2,089)	—	23,957	21,868	22,209
Franklin U.S. Government	10,718	2,282	8,436	6,537	—	(3,067)	3,470	11,906
Templeton Foreign	12,210	3,011	9,199	(14,195)	—	64,790	50,595	59,794
Templeton Growth	2,245	702	1,543	(6,755)	—	17,647	10,892	12,435
Invesco Van Kampen Comstock	171	1,075	(904)	(2,377)	—	20,934	18,557	17,653
Invesco Van Kampen Capital Growth	—	138	(138)	1,099	—	4,815	5,914	5,776
Invesco Van Kampen U.S. Mid Cap Value	1	—	1	16	—	1	17	18
MS UIF Emerging Markets Equity	1,077	1,193	(116)	21,969	—	17,047	39,016	38,900
MS UIF Emerging Markets Debt	75	12	63	26	—	48	74	137
MS UIF Global Real Estate	402	13	389	93	—	293	386	775
Non-Affiliated Class A:
DWS Bond Porfolio	2,962	281	2,681	(820)	—	2,357	1,537	4,218
DWS VIT Equity 500 Index	79,221	23,137	56,084	(196,964)	—	497,569	300,605	356,689
DWS VIT Small Cap Index	1,700	1,241	459	(2,056)	—	48,811	46,755	47,214

See accompanying notes

7

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2010

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Affiliated:
Touchstone Baron Small Cap Growth	$(3,486)	$5,977	$111,217	$113,708	$49,980	$(28,300)	$(23,093)	$(14,799)	$(15,788)	$(32,000)	$81,708	$491,250	$572,959
Touchstone Core Bond	74,391	11,636	70,837	156,864	48,081	(30,709)	(126,768)	124,380	(17,308)	(2,324)	154,540	2,237,943	2,392,483
Touchstone Mid Cap Growth	(5,308)	(20,355)	339,488	313,825	181,570	(57,403)	(81,330)	(30,515)	(32,539)	(20,217)	293,608	1,399,455	1,693,063
Touchstone High Yield	199,985	18,636	81,917	300,538	52,532	(46,915)	(127,164)	(500,649)	(23,274)	(645,470)	(344,932)	2,861,244	2,516,312
Touchstone Large Cap Core Equity	59,497	(84,462)	603,923	578,958	108,153	(73,446)	(322,559)	(76,516)	(35,987)	(400,355)	178,603	5,181,188	5,359,791
Touchstone Money Market	(7,347)	—	10,632	3,285	427,075	(96,578)	(135,019)	271,784	(51,646)	415,616	418,901	1,113,586	1,532,487
Touchstone Third Avenue Value	69,950	(44,091)	204,796	230,655	103,110	(56,515)	(65,794)	(27,808)	(24,216)	(71,223)	159,432	1,163,703	1,323,135
Touchstone Moderate ETF	(2,622)	(1,030)	32,561	28,909	61,262	(74,676)	(23,910)	40,051	(38,568)	(35,841)	(6,932)	378,972	372,040
Touchstone Aggressive ETF	490	719	3,088	4,297	8,244	(1,016)	(119)	11,802	(1,371)	17,540	21,837	21,024	42,861
Touchstone Enhanced ETF	423	(228)	2,342	2,537	6,219	(1,040)	(327)	107	(398)	4,561	7,098	18,447	25,545
Touchstone Conservative ETF	14	15	19	48	633	(76)	(60)	22	(165)	354	402	427	829
Non-Affiliated:
Alger Large Cap Growth	(109)	458	7,902	8,251	—	(6,755)	(1,574)	(2,108)	(943)	(11,380)	(3,129)	76,609	73,480
Alger Small Cap Growth	(394)	884	9,239	9,729	—	(3,127)	(26)	(1,055)	(763)	(4,971)	4,758	43,917	48,675
JP Morgan IT Mid Cap Value	11	442	64	517	—	(186)	—	(1,569)	(91)	(1,846)	(1,329)	4,072	2,743
PIMCO Long-term U.S. Government Bond	2,956	(3,454)	(1,432)	(1,930)	5,337	(5,041)	(2,458)	7,636	(978)	4,496	2,566	42,572	45,138
PIMCO Commodity Real Return Strategy	823	(23)	395	1,195	1,043	(150)	(19)	40	(301)	613	1,808	4,367	6,175
PIMCO Total Return	2,067	216	(215)	2,068	5,280	(1,402)	—	45,088	(1,917)	47,049	49,117	4,208	53,325
Rydex VT Alternative Strategies	(8)	(12)	5	(15)	823	(156)	(280)	104	(295)	196	181	2,029	2,210
Rydex VT Multi Hedge Strategies	(16)	3	190	177	841	(112)	—	2,189	(153)	2,765	2,942	541	3,483
Non-Affiliated Initial Class:
Fidelity VIP Money Market	(5,963)	366	148	(5,449)	108,912	(56,436)	(42,705)	29,058	(21,549)	17,280	11,831	562,491	574,322
MFS Growth	(395)	825	6,345	6,775	—	(3,979)	(2,240)	(88)	(469)	(6,776)	(1)	53,140	53,139
MFS Investors Trust	44	(388)	1,651	1,307	—	(1,625)	—	(214)	(212)	(2,051)	(744)	14,801	14,057
Non-Affiliated Service Class:
Janus Enterprise	(138)	(448)	7,239	6,653	3,606	(1,529)	(2,745)	(846)	(733)	(2,247)	4,406	28,946	33,352
Janus Forty	(1,090)	(1,410)	22,900	20,400	25,826	(11,116)	(16,027)	30,068	(7,296)	21,455	41,855	233,770	275,625
Janus Worldwide Growth	(64)	(896)	11,524	10,564	11,863	(3,693)	(5,322)	7,973	(2,833)	7,988	18,552	59,563	78,115
MFS Core Equity	41	(366)	3,543	3,218	—	(2,084)	—	(1,941)	(538)	(4,563)	(1,345)	23,161	21,816
MFS Growth	(138)	(54)	2,787	2,595	—	(1,226)	(1,172)	(13)	(631)	(3,042)	(447)	21,057	20,610
MFS Mid Cap Growth	(154)	(5,968)	11,318	5,196	226	(1,358)	(1,964)	(10,499)	(668)	(14,263)	(9,067)	28,581	19,514
MFS New Discovery	(161)	526	6,358	6,723	102	(1,035)	(5,121)	(2,872)	(483)	(9,409)	(2,686)	25,881	23,195
Oppenheimer Mid Cap	(531)	(1,593)	21,387	19,263	7,008	(3,455)	(5,149)	(1,728)	(2,083)	(5,407)	13,856	76,083	89,939
Oppenheimer Strategic Bond	76,586	5,377	60,579	142,542	117,917	(41,612)	(22,505)	(12,420)	(27,053)	14,327	156,869	907,912	1,064,781
Oppenheimer International Growth	2,659	(36,763)	127,110	93,006	67,997	(33,429)	(32,406)	(2,586)	(20,588)	(21,012)	71,994	680,535	752,529

See accompanying notes

8

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year Ended December 31, 2010

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	$842	$(831)	$8,839	$8,850	$5,727	$(4,057)	$(6,112)	$89,810	$(2,404)	$82,964	$91,814	$67,264	$159,078
Fidelity VIP Balanced	4,659	(912)	47,346	51,093	33,754	(17,892)	(18,034)	908	(6,864)	(8,128)	42,965	305,073	348,038
Fidelity VIP Contrafund	3,815	(24,209)	161,854	141,460	96,536	(47,040)	(48,496)	(5,654)	(27,460)	(32,114)	109,346	871,063	980,409
Fidelity VIP Equity-Income	6,159	(39,543)	117,380	83,996	53,026	(30,682)	(23,760)	(27,546)	(17,277)	(46,239)	37,757	602,051	639,808
Fidelity VIP Growth	(552)	(689)	50,501	49,260	28,991	(9,715)	(17,931)	(7,610)	(6,016)	(12,281)	36,979	221,799	258,778
Fidelity VIP Growth & Income	(316)	(10,372)	66,701	56,013	40,489	(16,168)	(21,988)	194	(8,075)	(5,548)	50,465	403,978	454,443
Fidelity VIP Mid Cap	(1,421)	(6,663)	284,524	276,440	89,578	(42,300)	(29,138)	(59,242)	(23,840)	(64,942)	211,498	1,009,523	1,221,021
Fidelity VIP Freedom 2010	116	45	(10)	151	442	(134)	—	4,054	(164)	4,198	4,349	306	4,655
Fidelity VIP Freedom 2015	24	824	(108)	740	2,708	(2,826)	—	3,303	(1,134)	2,051	2,791	5,909	8,700
Fidelity VIP Freedom 2020	158	362	302	822	4,766	(1,460)	—	584	(917)	2,973	3,795	4,226	8,021
Fidelity VIP Freedom 2025	607	1,169	2,111	3,887	13,813	(2,858)	—	1,236	(3,412)	8,779	12,666	19,948	32,614
Fidelity VIP Freedom 2030	412	664	1,715	2,791	8,685	(1,545)	(1,049)	3,276	(1,704)	7,663	10,454	14,285	24,739
Non-Affilitated Series I:
Invesco VI Capital Appreciation	(180)	(2,200)	22,545	20,165	19,924	(13,574)	(6,403)	(2,334)	(2,117)	(4,504)	15,661	141,637	157,298
Invesco VI Government Securities	487	(1,496)	382	(627)	4,814	(1,639)	—	13,188	(275)	16,088	15,461	14,353	29,814
Non-Affiliated Class 1B:
Putnam Growth and Income	1,245	(5,937)	23,594	18,902	16,813	(9,088)	(6,006)	(2,318)	(4,727)	(5,326)	13,576	140,543	154,119
Putnam International Equity	5,936	(30,691)	49,363	24,608	28,142	(12,878)	(4,230)	1,013	(5,710)	6,337	30,945	226,782	257,727
Putnam New Opportunities	(2)	(23)	162	137	—	(46)	(161)	—	(76)	(283)	(146)	903	757
Putnam Small Cap Value	(300)	(13,719)	70,688	56,669	18,565	(7,692)	(30,813)	(34,327)	(6,311)	(60,578)	(3,909)	272,313	268,404
Putnam Voyager	4	51	32	87	—	(44)	(212)	—	(74)	(330)	(243)	605	362
Non-Affilitated Series II:
Invesco VI Basic Value	(248)	(22,901)	26,942	3,793	11,215	(4,161)	(1,683)	8,736	(3,072)	11,035	14,828	106,362	121,190
Invesco VI Capital Appreciation	(14)	889	1,579	2,454	6,082	(1,166)	(72)	2,594	(978)	6,460	8,914	11,954	20,868
Invesco VI Core Equity	43	641	4,017	4,701	1,726	(2,096)	(810)	2,313	(1,794)	(661)	4,040	54,381	58,421
Non-Affiliated Class 2:
Franklin Growth & Income	4,788	(7,079)	34,648	32,357	16,333	(5,132)	(13,458)	42,181	(4,414)	35,510	67,867	148,885	216,752
Franklin Income	9,514	(1,297)	9,905	18,122	30,947	(8,806)	(5,244)	(7,648)	(6,014)	3,235	21,357	147,798	169,155
Franklin Mutual	3,146	(4,081)	26,857	25,922	25,496	(6,021)	(2,342)	(2,104)	(4,894)	10,135	36,057	236,563	272,620
Franklin Large Cap Growth	341	(2,089)	23,957	22,209	30,587	(12,159)	(9,169)	1,360	(7,134)	3,485	25,694	203,504	229,198
Franklin U.S. Government	8,436	6,537	(3,067)	11,906	42,933	(25,457)	(4,441)	11,448	(11,440)	13,043	24,949	307,514	332,463
Templeton Foreign	9,199	(14,195)	64,790	59,794	93,153	(26,201)	(55,685)	(2,023)	(14,730)	(5,486)	54,308	645,886	700,194
Templeton Growth	1,543	(6,755)	17,647	12,435	26,192	(4,781)	(1,163)	(24,616)	(3,394)	(7,762)	4,673	161,815	166,488
Invesco Van Kampen Comstock	(904)	(2,377)	20,934	17,653	17,042	(8,502)	(2,137)	(10,152)	(4,167)	(7,916)	9,737	123,008	132,745
Invesco Van Kampen Capital Growth	(138)	1,099	4,815	5,776	6,017	(1,366)	(132)	11,869	(706)	15,682	21,458	12,930	34,388
Invesco Van Kampen U.S. Mid Cap Value	1	16	1	18	144	(16)	(37)	3	(42)	52	70	55	125

See accompanying notes

9

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year Ended December 31, 2010

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Class 2 (continued):
MS UIF Emerging Markets Equity	$(116)	$21,969	$17,047	$38,900	$28,717	$(9,289)	$(5,281)	$60,602	$(6,055)	$68,694	$107,594	$146,753	$254,347
MS UIF Emerging Markets Debt	63	26	48	137	947	(125)	—	646	(125)	1,343	1,480	1,089	2,569
MS UIF Global Real Estate	389	93	293	775	1,050	(87)	(21)	2,212	(189)	2,965	3,740	1,480	5,220
Non-Affiliated Class A:
DWS Bond Porfolio	2,681	(820)	2,357	4,218	—	(1,726)	(374)	—	(1,622)	(3,722)	496	67,786	68,282
DWS VIT Equity 500 Index	56,084	(196,964)	497,569	356,689	237,636	(199,724)	(1,590,493)	(296,845)	(81,069)	(1,930,495)	(1,573,806)	4,395,616	2,821,810
DWS VIT Small Cap Index	459	(2,056)	48,811	47,214	28,329	(10,740)	(17,650)	7,397	(6,726)	610	47,824	178,608	226,432

See accompanying notes

10

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets

Year Ended December 31, 2009

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Affiliated:
Touchstone Baron Small Cap Growth	$(3,148)	$(247,740)	$384,455	$133,567	$59,935	$(24,445)	$(40,662)	$(105,217)	$(16,265)	$(126,654)	$6,913	$484,337	$491,250
Touchstone Core Bond	95,748	(36,257)	204,187	263,678	42,326	(33,972)	(5,791)	(275,279)	(16,133)	(288,849)	(25,171)	2,263,114	2,237,943
Touchstone Mid Cap Growth	(6,086)	(338,370)	745,472	401,016	190,738	(55,276)	(61,769)	(140,102)	(31,848)	(98,257)	302,759	1,096,696	1,399,455
Touchstone High Yield	148,351	(88,741)	863,474	923,084	90,761	(44,468)	(42,491)	(139,599)	(29,635)	(165,432)	757,652	2,103,592	2,861,244
Touchstone Large Cap Core Equity	32,104	354,436	619,293	1,005,833	118,957	(75,519)	(28,049)	463,455	(38,516)	440,328	1,446,161	3,735,027	5,181,188
Touchstone Money Market	2,360	—	(5,598)	(3,238)	604,816	(98,720)	(20,650)	(990,220)	(63,512)	(568,286)	(571,524)	1,685,110	1,113,586
Touchstone Third Avenue Value	14,991	(13,674)	285,712	287,029	134,487	(52,200)	(49,625)	(125,100)	(25,176)	(117,614)	169,415	994,288	1,163,703
Touchstone Moderate ETF	3,188	(21,169)	64,508	46,527	61,340	(68,974)	(3,111)	67,432	(39,716)	16,971	63,498	315,474	378,972
Touchstone Aggressive ETF	348	(1,529)	5,154	3,973	4,976	(960)	(21)	7,266	(1,160)	10,101	14,074	6,950	21,024
Touchstone Enhanced ETF	517	(1,683)	4,208	3,042	5,627	(749)	—	1,860	(240)	6,498	9,540	8,907	18,447
Touchstone Conservative ETF (May 1)*	13	14	2	29	469	(33)	—	71	(109)	398	427	—	427
Non-Affiliated:
Alger Large Cap Growth	(161)	(1,279)	27,495	26,055	—	(7,454)	(1,414)	(1,067)	(1,146)	(11,081)	14,974	61,635	76,609
Alger Small Cap Growth	(359)	1,434	13,515	14,590	—	(3,538)	(2,999)	(888)	(890)	(8,315)	6,275	37,642	43,917
JP Morgan IT Mid Cap Value (April 24)*	(37)	1,323	767	2,053	—	(218)	(4,639)	6,994	(118)	2,019	4,072	—	4,072
PIMCO Long-term U.S. Government Bond	3,178	1,550	(10,280)	(5,552)	8,682	(6,246)	(7,792)	(25,970)	(1,171)	(32,497)	(38,049)	80,621	42,572
PIMCO Commodity Real Return Strategy	329	167	52	548	406	(52)	—	3,581	(116)	3,819	4,367	—	4,367
PIMCO Total Return	124	84	(47)	161	1,106	(307)	—	3,587	(339)	4,047	4,208	—	4,208
Rydex VT Alternative Strategies	(5)	(3)	266	258	549	(80)	—	1,242	(182)	1,529	1,787	242	2,029
Rydex VT Multi Hedge Strategies (May 29)*	2	—	(2)	(0)	237	(16)	—	346	(26)	541	541	—	541
Non-Affiliated Initial Class:
Fidelity VIP Money Market	(4,708)	—	(185)	(4,893)	56,472	(61,643)	(984,247)	1,204,779	(32,041)	183,320	178,427	384,064	562,491
MFS Growth	(282)	613	14,601	14,932	—	(4,468)	(2,751)	(2,313)	(578)	(10,110)	4,822	48,318	53,140
MFS Investors Trust	124	(2,198)	5,204	3,130	1	(1,923)	(2,289)	(1,538)	(275)	(6,024)	(2,894)	17,695	14,801
Non-Affiliated Service Class:
Janus Enterprise	(156)	(3,410)	13,819	10,253	5,897	(1,785)	(4,344)	(4,313)	(902)	(5,447)	4,806	24,140	28,946
Janus Forty	(1,292)	4,856	71,001	74,565	33,325	(9,017)	(5,950)	(10,572)	(6,849)	937	75,502	158,268	233,770
Janus Worldwide Growth	317	(6,271)	21,442	15,488	7,804	(2,993)	(8,537)	(1,471)	(2,039)	(7,236)	8,252	51,311	59,563
MFS Core Equity	139	(1,124)	6,916	5,931	—	(2,094)	(1,693)	(124)	(655)	(4,566)	1,365	21,796	23,161
MFS Growth	(144)	(2,514)	9,312	6,654	—	(1,880)	(9,862)	(562)	(1,033)	(13,337)	(6,683)	27,740	21,057
MFS Mid Cap Growth	(192)	(6,867)	16,068	9,009	—	(1,808)	(343)	(4,608)	(1,116)	(7,875)	1,134	27,447	28,581
MFS New Discovery	(154)	(7,538)	17,503	9,811	—	(1,434)	(1,290)	(3,577)	(578)	(6,879)	2,932	22,949	25,881
Oppenheimer Aggressive Growth	(453)	(4,501)	24,135	19,181	9,921	(4,291)	(8,637)	1,676	(2,386)	(3,717)	15,464	60,619	76,083
Oppenheimer Strategic Bond	(1,647)	(79,742)	178,114	96,725	69,572	(41,421)	(5,707)	(196,641)	(28,536)	(202,733)	(106,008)	1,013,920	907,912
Oppenheimer International Growth	3,371	(14,945)	208,515	196,941	79,988	(27,441)	(22,741)	(22,404)	(20,178)	(12,776)	184,165	496,370	680,535

See accompanying notes

* - 2009 inception date of division

11

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year Ended December 31, 2009

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Service Class 2:
Fidelity VIP Asset Manager	$985	$2,713	$11,695	$15,393	$7,180	$(4,475)	$(1,349)	$(6,868)	$(2,682)	$(8,194)	$7,199	$60,065	$67,264
Fidelity VIP Balanced	3,758	784	97,256	101,798	37,970	(20,439)	(34,344)	(122,623)	(7,913)	(147,349)	(45,551)	350,624	305,073
Fidelity VIP Contrafund	4,068	(258,999)	495,750	240,819	113,761	(49,348)	(48,777)	(192,726)	(27,979)	(205,069)	35,750	835,313	871,063
Fidelity VIP Equity-Income	7,600	(158,427)	296,765	145,938	73,894	(29,723)	(35,831)	(91,756)	(18,176)	(101,592)	44,346	557,705	602,051
Fidelity VIP Growth	(699)	(14,755)	67,674	52,220	31,904	(11,984)	(7,935)	(5,399)	(6,383)	203	52,423	169,376	221,799
Fidelity VIP Growth & Income	1,253	(10,876)	92,608	82,985	46,245	(15,901)	(8,381)	1,308	(7,945)	15,326	98,311	305,667	403,978
Fidelity VIP Mid Cap	3,210	(177,032)	490,860	317,038	106,796	(42,362)	(75,867)	(175,267)	(24,431)	(211,131)	105,907	903,616	1,009,523
Fidelity VIP Freedom 2010 (May 1)*	10	26	10	46	442	(115)	—	88	(155)	260	306	—	306
Fidelity VIP Freedom 2015	79	(640)	1,708	1,147	2,518	(2,431)	—	2,855	(1,076)	1,866	3,013	2,896	5,909
Fidelity VIP Freedom 2020	127	(164)	589	552	4,180	(892)	(41)	317	(554)	3,010	3,562	664	4,226
Fidelity VIP Freedom 2025	570	(1,119)	3,974	3,425	12,560	(2,144)	—	2,687	(2,968)	10,135	13,560	6,388	19,948
Fidelity VIP Freedom 2030	227	(913)	3,447	2,761	8,941	(1,359)	—	680	(1,778)	6,484	9,245	5,040	14,285
Non-Affilitated Series I:
Invesco V.I. Capital Appreciation	(316)	(8,833)	34,463	25,314	24,244	(14,181)	(2,388)	(3,857)	(2,203)	1,615	26,929	114,708	141,637
Invesco V.I. Government Securities	558	1,341	(2,547)	(648)	2,190	(1,313)	(906)	(10,813)	(311)	(11,153)	(11,801)	26,154	14,353
Non-Affiliated Class 1B:
Putnam Growth and Income	2,331	(11,664)	41,645	32,312	23,150	(7,105)	(4,537)	(15)	(4,448)	7,045	39,357	101,186	140,543
Putnam International Equity	(1,855)	(134,683)	196,771	60,233	38,708	(13,241)	(24,796)	(77,357)	(6,184)	(82,870)	(22,637)	249,419	226,782
Putnam New Opportunities	(1)	(171)	307	135	—	(80)	(39)	(38)	(131)	(288)	(153)	1,056	903
Putnam Small Cap Value	2,703	(31,307)	95,637	67,033	30,343	(5,740)	(1,701)	(3,203)	(6,183)	13,516	80,549	191,764	272,313
Putnam Voyager	1	(837)	806	(30)	—	(65)	—	(1,044)	(113)	(1,222)	(1,252)	1,857	605
Non-Affilitated Series II:
Invesco V.I. Basic Value	598	(11,186)	44,724	34,136	11,041	(3,241)	—	338	(2,790)	5,348	39,484	66,878	106,362
Invesco V.I. Capital Appreciation	(81)	(5,818)	9,418	3,519	3,990	(1,910)	(6,269)	239	(976)	(4,926)	(1,407)	13,361	11,954
Invesco V.I. Core Equity	474	(2,387)	13,390	11,477	4,984	(1,924)	(4,158)	7,904	(1,613)	5,193	16,670	37,711	54,381
Non-Affiliated Class 2:
Franklin Growth & Income	5,429	(7,410)	32,087	30,106	10,839	(3,704)	(856)	1,311	(2,806)	4,784	34,890	113,995	148,885
Franklin Income	13,301	(38,059)	67,721	42,963	41,161	(12,256)	(7,513)	(62,331)	(6,937)	(47,876)	(4,913)	152,711	147,798
Franklin Mutual	3,410	(22,980)	69,546	49,976	19,024	(5,447)	(5,225)	(23,464)	(4,877)	(19,989)	29,987	206,576	236,563
Franklin Large Cap Growth	1,242	(5,256)	47,593	43,579	43,244	(9,875)	(3,733)	(1,268)	(7,037)	21,331	64,910	138,594	203,504
Franklin U.S. Government	9,270	10,263	(11,470)	8,063	64,153	(19,969)	(6,360)	(333,909)	(12,032)	(308,117)	(300,054)	607,568	307,514
Templeton Foreign	17,295	(52,333)	217,741	182,703	111,180	(24,292)	(8,796)	(134,784)	(16,077)	(72,769)	109,934	535,952	645,886
Templeton Growth	3,573	(7,596)	41,043	37,020	16,409	(4,194)	(6)	(2,300)	(3,133)	6,776	43,796	118,019	161,815
Invesco Van Kampen LIT Comstock	3,582	(9,415)	34,163	28,330	22,813	(7,758)	(6,149)	5,022	(4,242)	9,686	38,016	84,992	123,008
Invesco Van Kampen LIT Capital Growth	(365)	(32,972)	57,881	24,544	2,083	(1,089)	(366)	(94,104)	(1,306)	(94,782)	(70,238)	83,168	12,930
Invesco Van Kampen UIF Emerging Markets Equity	(768)	(92,959)	165,898	72,171	32,152	(7,769)	(2,115)	(63,685)	(4,671)	(46,088)	26,083	120,670	146,753

See accompanying notes

* - 2009 inception date of division

12

Columbus Life Insurance Company Separate Account 1

Statements of Changes in Net Assets (continued)

Year Ended December 31, 2009

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Division	Net investment income (loss)	Realized gains (losses)	Change in net unrealized appreciation (depreciation) during the period	Net increase (decrease) in net assets resulting from operations	Contributions from contract holders	Cost of insurance and benefits provided by riders	Contract terminations and benefits	Net transfers among investment options	Contract maintenance charges	Net increase (decrease) in net assets from contract related transactions	Net increase (decrease) in net assets	Net Assets, beginning of period	Net Assets, end of period
Non-Affiliated Class 2 (continued):
MS UIF Emerging Markets Debt	6	4	35	45	252	(16)	(5)	841	(28)	1,044	1,089	—	1,089
MS UIF Global Real Estate	(4)	125	148	269	889	(52)	(6)	555	(175)	1,211	1,480	—	1,480
MS UIF Mid Cap Value	1	7	12	20	63	(26)	—	22	(24)	35	55	—	55
Non-Affiliated Class A:
DWS Bond Porfolio	5,262	(1,701)	2,497	6,058	—	(1,933)	(25)	(2,457)	(1,951)	(6,366)	(308)	68,094	67,786
DWS VIT Equity 500 Index	71,456	(25,878)	787,630	833,208	368,938	(233,693)	(91,968)	161,568	(89,446)	115,399	948,607	3,447,009	4,395,616
DWS VIT Small Cap Index	2,480	(77,843)	106,773	31,410	40,104	(12,322)	(8,364)	(53,136)	(6,093)	(39,811)	(8,401)	187,009	178,608

See accompanying notes

* - 2009 inception date of division

13

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements

December 31, 2010

1.  Organization

Columbus Life Insurance Company Separate Account 1 (the “Separate Account”) is a unit investment trust registered under the Investment Company Act of 1940 (the “1940 Act”), established by the Columbus Life Insurance Company (the “Company”), a life insurance company that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account is a funding vehicle for individual variable universal life policies, and commenced operations on August 30, 1999 with the issuance of the first Columbus Life flexible premium (“Flexible Premium”) variable universal life insurance policy. The first Pinnacle variable universal life insurance policy (“Pinnacle”) was issued on March 19, 2001. The second Pinnacle variable universal life insurance policy (“Pinnacle II”) was issued on May 23, 2005. The first legacy survivorship universal life policy (“Legacy”) was issued on May 17, 2002. Pinnacle, Pinnacle II, and Legacy utilize the same unit values.

The contract holder’s account value in a Separate Account division will vary depending on the performance of the corresponding portfolio, also referred to as underlying fund. The Separate Account currently has 91 investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Refer to each portfolio’s prospectus for a description of investment objectives.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct. The variable annuity contracts are designed for individual investors and group plans that desire to accumulate capital on a tax-deferred basis for retirement or other long-term objectives. The variable annuity contracts are distributed across the United States through a network of broker-dealers and wholesalers.

2.  Significant Accounting Policies

The Separate Account’s portfolios (divisions, sometimes referred to as sub-accounts) are invested in corresponding shares of certain underlying funds (“Funds”) of the following mutual fund families:  the Touchstone Variable Series Trust (“Touchstone Funds”), Alger Funds (“Alger Funds”), J.P. Morgan Series II Trust (“JPMorgan Funds”) PIMCO Variable Insurance Trust (“PIMCO Funds”), Rydex/SGI Variable Trust (“Rydex/SGI Funds”), Variable Insurance Products Funds (“Fidelity VIP Funds”), Massachusetts Financial Services Variable Insurance Trust (“MFS Funds”), Janus Aspen Series Funds (“Janus Funds”), Oppenheimer Variable

14

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Account Funds and Oppenheimer Panorama Series Fund (“Oppenheimer Funds”), Invesco Van Kampen Life Variable Insurance (“Invesco Van Kampen VI Funds”), Putnam Variable Trust (“Putnam VT Funds”), Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton Funds”), Invesco Van Kampen Life Investment Trust Portfolios (“Invesco Van Kampen LIT Funds”), Van Kampen Universal Institutional Funds Portfolios (“Van Kampen UIF Funds”), and DWS Variable Series I and DWS Investments VIT Funds (“DWS Funds”). The Touchstone Funds are managed by Touchstone Advisors, Inc. The Alger Funds are managed by Alger, Inc. J.P. Morgan Investment Management, Inc. is the investment adviser to the JPMorgan Funds. The PIMCO Funds are managed by the Pacific Investment Management Company. The investment advisor for the Rydex SGI Funds is Security Investors LLC, Inc., dba Rydex SGI Investments. Fidelity VIP Funds are “series” type mutual funds managed by Fidelity Management and Research Company. The MFS Funds are managed by Massachusetts Financial Services Company. The Janus Funds are managed by the Janus Capital Group, Inc. The Oppenheimer Funds are managed by OppenheimerFunds, Inc. The Invesco Funds are managed by Invesco Investments, Inc. The investment adviser of the Putnam VT Funds is Putnam Investment Management, LLC.

The investment advisers of the Franklin Templeton Funds, are various affiliates of Franklin Resources, Inc., doing business as Franklin Templeton Investments, including Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, Templeton Investment Counsel, LLC, and Templeton Global Advisors Limited. Invesco Van Kampen Asset Management manages the Invesco VK LIT Funds. The Van Kampen UIF Funds are managed by Morgan Stanley Investment Management, Inc. The investment adviser for the DWS Funds is Deutsche Asset Management, Inc.

Basic Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles for separate accounts formed as unit investment trusts.

Investments

Each sub-account is an open-ended diversified management investment company. Investments are made in mutual funds, which value their investment securities at fair value as determined by the closing net asset value per share on December 31, 2010. Each sub-account’s value fluctuates on a day to day basis depending on the investment performance of the mutual fund in which it is invested.

15

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

A policyholder may also allocate funds to the fixed account, which is part of the general account of the Company. Due to exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (the “1933 Act”).

The Company’s general account has not been registered as an investment company under the 1940 Act. Sub-account transactions are recorded on the trade date and income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

The Separate Account’s investments area held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets.

Level 2 - inputs to the valuation methodology are observable, directly or indirectly.

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1.

Unit Value

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.

16

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

2.  Significant Accounting Policies (continued)

Taxes

Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”). The Separate Account is not taxed as a regulated investment company under Subchapter M of the IRC. Under the provisions of the policies, the Company has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

Use of Estimates

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Subsequent Events

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the Balance Sheet date. For non-recognized subsequent events that must be disclosed to keep financial statements from being misleading, the Company is required to disclose the nature of the events as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events though the issuance of these financial statements and determined that no additional disclosures are required.

17

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

3.  Purchases and Sales of Investments

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the periods ended December 31, 2010 (refer to the Statement of Changes in Net Assets for the applicable periods ended December 31, 2010 and the cost of shares held at December 31, 2010, for each division, were as follows:

	Purchases	Sales	Cost

Touchstone Variable Series Trust:
Baron Small Cap Growth Fund	$254,036	$284,594	$456,651
Core Bond Fund	457,242	471,704	2,295,341
Mid Cap Growth Fund	136,481	145,298	1,651,401
High Yield Bond Fund	710,878	1,373,231	2,519,079
Large Cap Core Equity Fund	82,144	482,501	6,070,580
Money Market Fund	1,226,660	807,620	1,527,458
Third Avenue Value Fund	63,615	132,130	1,563,281
Moderate ETF Fund	112,513	158,128	356,550
Aggressive ETF Fund	20,191	2,817	37,361
Enhanced ETF Fund	6,720	2,217	25,296
Conservative ETF Fund	615	265	808
The Alger Fund:
Large Cap Growth Portfolio	—	11,380	63,686
Small Cap Growth Portfolio	—	4,973	34,447
J.P. Morgan Insurance Trust:
Mid Cap Value Portfolio	—	1,866	1,912
PIMCO Variable Insurance Trust:
Long-Term U.S. Government Bond Portfolio	214,957	210,535	49,859
Commodity Real Return Strategy Portfolio	1,137	558	5,725
Total Return Portfolio	49,997	3,209	53,588
Rydex Variable Trust
Alternative Strategies	880	696	1,945
Multi Hedge Strategies	2,996	247	3,296
Fidelity Variable Insurance Products Funds:
Money Market Portfolio - Initial Class	158,032	147,556	574,359
Asset Manager Portfolio - Service Class 2	94,360	11,858	164,656
Balanced Portfolio - Service Class 2	29,111	38,019	369,223
Contrafund Portfolio - Service Class 2	79,860	112,596	1,017,679
Equity-Income Portfolio - Service Class 2	109,903	155,556	681,312
Growth Portfolio - Service Class 2	20,532	33,284	220,061
Growth & Income Portfolio - Service Class 2	44,932	52,612	476,701
Mid Cap Portfolio - Service Class 2	152,627	220,315	1,072,286
Freedom 2010 - Sevice Class 2	4,496	303	4,655
Freedom 2015 - Sevice Class 2	6,337	4,523	7,971
Freedom 2020 - Sevice Class 2	5,161	2,230	7,437
Freedom 2025 - Sevice Class 2	14,894	6,279	28,182
Freedom 2030 - Sevice Class 2	11,178	3,629	21,369
MFS Variable Insurance Trust:
Growth Series - Initial Class	—	6,775	41,900
Investors Trust Series - Initial Class	—	2,051	15,400
Core Equity Series - Service Class	1	4,720	21,307
Growth Series - Service Class	—	3,180	18,793
Mid Cap Growth Series - Service Class	—	14,389	22,981
New Discovery Series - Service Class	—	9,517	17,668

18

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

3.  Purchases and Sales of Investments (continued)

	Purchases	Sales	Cost

Janus Aspen Series:
Enterprise Portfolio - Service Shares	2,972	5,330	29,471
Forty Portfolio - Service Shares	88,896	62,640	243,641
Worldwide Growth Portfolio - Service Shares	18,576	11,001	73,446
Oppenheimer Variable Account Funds:
Oppenheimer Mid Cap Fund/VA - Service Class	4,783	10,363	84,360
Oppenheimer Strategic Bond Fund/VA - Service Class	121,839	105,363	1,002,986
Oppenheimer’s Panorama Series Fund, Inc.:
Oppenheimer International Growth Fund/VA - Service Class	239,495	269,087	697,706
Invesco Investments, Inc.:
Capital Appreciation Fund - Series I	12,590	17,101	156,509
Government Securities Fund - Series I	297,615	281,586	30,320
Basic Value Fund - Series II	49,375	38,994	140,486
Capital Appreciation Fund - Series II	9,786	3,420	16,840
Capital Growth Portfolio - Class II	18,119	2,574	24,649
Comstock Portfolio - Class II	17,996	26,988	127,248
Core Equity - Series II	10,457	11,459	52,530
Emerging Mid Cap Value Portfolio - Class II	151	99	112
Putnam Variable Trust:
Growth and Income Fund - Class IB	11,924	18,172	180,041
International Equity Fund - Class IB	218,289	212,714	230,436
New Opportunities Fund - Class IB	—	288	854
Small Cap Value Fund - Class IB	149,015	210,345	224,666
Voyager Fund - Class IB	—	334	407
Franklin Templeton Variable Insurance Products Trust:
Growth and Income Securities - Class 2	59,962	24,254	229,345
Income Securities - Class 2	25,800	23,463	166,918
Mutual Shares Securities Fund - Class 2	29,362	20,073	301,542
Large Cap Growth Securities Fund - Class 2	26,172	24,018	227,043
U.S. Government - Class 2	722,952	712,209	332,818
Templeton Foreign Securities Fund - Class 2	80,253	82,350	738,041
Templeton Growth Securities Fund - Class 2	27,219	35,620	185,613
Morgan Stanley The Universal Institutional Funds, Inc.:
Emerging Markets Equity Portfolio - Class II	213,421	144,196	213,950
Emerging Markets Debt Portfolio - Class II	1,604	273	2,487
Emerging Global Real Estate Portfolio - Class II	3,409	458	4,779
DWS Variable Series I:
Bond Portfolio - Class A	—	4,012	80,944
DWS Investments VIT Funds:
Equity 500 Index Fund - Class A	955,710	2,904,566	2,576,854
Small Cap Index Fund - Class A	34,319	33,858	201,660

19

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4.  Expenses and Related Party Transactions

The Company deducts a premium expense charge to cover the cost of distributing the policies. For Flexible Premium, the maximum premium expense charge is 5.50% of a premium payment, with the current premium expense charge at 4.75% of a premium payment. For Pinnacle, Pinnacle II and Legacy, for a Coverage Layer in a Coverage Year for the first 12 coverage years, the current premium expense charge is 6.50% of premium payments up to target premium, with a maximum of 7.50%. In a coverage year after the first 12 coverage years, the current premium expense charge is 2.50%, with a maximum of 3.50%. Premium payments in excess of target premium for a coverage layer in a coverage year for the first 12 coverage years, have a premium charge of 3.25%, with a maximum of 4.25%. In a coverage year after the first 12 coverage years for premium payments in excess of target premium, the current premium expense charge is 1.75%, with a maximum of 2.75%. The premium expense charge is deducted from each premium payment before the net premiums are allocated to the investment options.

For Flexible Premium, a tax charge is deducted to cover state taxes on insurance premiums and certain federal taxes. The tax charge is equal to the state premium tax rate for the state of residence plus .55% for certain federal taxes. The maximum tax charge is 3.50% of a premium payment. The tax charge is deducted from each premium payment before the net premiums are allocated to the investment options. For Pinnacle, Pinnacle II and Legacy, a state tax charge equal to the state premium tax rate for the state of residence is deducted from each premium payment before the net premiums are allocated to the investment options. The maximum state tax charge is 3.50% of a premium payment.

The Company also deducts from a contract owner’s account a monthly cost of insurance charge for providing policyholders with life insurance protection. The amount of the cost of insurance depends on the amount of insurance requested, and the age, gender and underwriting class of the insured. The cost of insurance is also affected by the account value, indebtedness and death benefit option. The maximum monthly cost of insurance charge for a policy is shown in the policy schedule. The Company may charge less than the maximum shown in the policy schedule.

The Company also deducts from a contract owner’s account an amount monthly to cover the cost of any additional benefits provided under the policy by rider. Both the cost of insurance charge and the charge for riders are deducted from a contract owner’s account on each monthly anniversary day.

The monthly expense charge covers the cost of record keeping and administering the policy. For Flexible Premium policies, the maximum monthly expense charge is $7 with the current monthly expense charge at $6. For Pinnacle, Pinnacle II and Legacy policies, the maximum monthly expense charge is $9 with the current monthly expense charge at $7.50. This charge is also deducted from a contract owner’s account on each monthly anniversary day.

20

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

4.  Expenses and Related Party Transactions (continued)

The Company also charges policies a fee in order to compensate for its assumption of mortality and expense risks. For Flexible Premium, the deduction is made daily on a pro rata basis from the accumulation unit values of each sub-account at an annual effective rate not to exceed 1.00%. For Pinnacle, Pinnacle II and Legacy, the deduction is made monthly as a direct charge to the policy at an annual effective rate not to exceed 0.90%. The monthly deduction can be charged on a pro-rata basis to each investment option or from a single investment option at the direction of the policyholder. As of December 31, 2010, the effective annual rate of the Flexible Premium charges is 0.90% and for each Pinnacle, Pinnacle II and Legacy effective annual rate charges are 0.70%.

A surrender charge is imposed by the Company if the policy is cancelled or, under certain circumstances, if the specified amount decreases during the first 14 years after the policy is issued, or during the first 14 years after any increase in the specified amount for Flexible Premium policies. For Pinnacle, Pinnacle II and Legacy policies, the surrender charge applies during the first 12 months since the policy date or since the date of any increase in Base Specified Amount, if the policy is cancelled or if the policy terminates at the end of a grace period. The amount of the charge depends upon the insured’s age, gender and underwriting class.

There is no charge for the first 12 transfers among sub-accounts each policy year. Additional transfers are $10 for each transfer in a policy year. The charge is deducted from the account value at the time of the transfer. There are no charges for transfers made in connection with the dollar cost averaging program and these transfers are not counted when determining the number of transfers made in a policy year.

There is no charge for the first withdrawal in a policy year. There is a withdrawal charge of $50 per withdrawal for each additional withdrawal. The amount of the charge is deducted from the account value.

21

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Changes in Units Outstanding

The following table shows a summary of changes in units outstanding for variable universal life insurance contracts for the periods ended December 31, 2010 and 2009:

Flexible Premium Variable Universal Life Insurance

	2010				2009
Division	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)

Touchstone Baron Small Cap Growth Fund	322	(290)	(76)	(44)	536	(825)	410	121
Touchstone Core Bond Fund	207	(136)	(3,676)	(3,605)	246	(247)	3,676	3,675
Touchstone Mid Cap Growth Fund	1,391	(1,010)	(237)	144	2,405	(2,337)	(202)	(134)
Touchstone High Yield Fund	331	(493)	(3,681)	(3,843)	553	(1,081)	3,878	3,350
Touchstone Large Cap Core Equity Fund	1,987	(2,627)	(503)	(1,143)	3,343	(2,367)	(597)	379
Touchstone Money Market Fund	3,990	(2,572)	19,658	21,076	5,450	(3,033)	244	2,661
Touchstone Third Avenue Value Fund	714	(619)	226	321	1,152	(1,682)	163	(367)
Touchstone Moderate ETF Fund	655	(497)	(108)	50	1,008	(766)	(215)	27

Alger Large Cap Growth Portfolio	—	(1,024)	(237)	(1,261)	—	(1,663)	142	(1,521)
Alger Small Cap Growth Portfolio	—	(369)	(105)	(474)	—	(1,058)	16	(1,042)

PIMCO VIT Long-Term U.S. Government Bond	246	(396)	61	(89)	539	(891)	(1,359)	(1,711)

Fidelity VIP Asset Manager Portfolio - Service Class 2	39	(263)	—	(224)	133	(173)	(641)	(681)
Fidelity VIP Balanced Portfolio - Service Class 2	403	(127)	(60)	216	234	(1,023)	(4,289)	(5,078)
Fidelity VIP Contrafund Portfolio - Service Class 2	526	(452)	52	126	883	(1,565)	(2,565)	(3,247)
Fidelity VIP Equity-Income Portfolio - Service Class 2	237	(664)	1	(426)	762	(856)	(93)	(187)
Fidelity VIP Growth Portfolio - Service Class 2	336	(226)	(13)	97	511	(606)	148	53
Fidelity VIP Growth & Income Portfolio - Service Class 2	209	(166)	(9)	34	416	(397)	(66)	(47)
Fidelity VIP Mid Cap Portfolio - Service Class 2	278	(243)	(132)	(97)	540	(931)	(2,032)	(2,423)

MFS VIT Growth Series - Initial Class	—	(705)	(9)	(714)	—	(1,192)	(181)	(1,373)
MFS VIT Investors Trust Series - Initial Class	—	(186)	(20)	(206)	—	(571)	(183)	(754)
MFS VIT Core Equity Series - Service Class	—	(3)	—	(3)	—	(5)	(9)	(14)
MFS VIT Mid Cap Growth Series - Service Class	—	(59)	—	(59)	—	(93)	3	(90)
MFS VIT New Discovery Series - Service Class	—	(26)	(2)	(28)	—	(30)	(4)	(34)

Invesco Capital Appreciation Fund - Series I	2,596	(2,878)	(270)	(552)	4,585	(3,714)	(348)	523
Invesco Government Securities Fund - Series I	298	(123)	743	918	176	(231)	(692)	(747)

Putnam VT International Equity Fund - Class IB	959	(721)	208	446	1,624	(1,779)	(2,819)	(2,974)

DWS VIT Equity 500 Index - Class A	648	(852)	(13,582)	(13,786)	1,167	(1,256)	13,919	13,830
DWS VIT Small Cap Index - Class A	159	(391)	(164)	(396)	303	(192)	(2,371)	(2,260)

22

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Changes in Units Outstanding (continued)

Pinnacle, Pinnacle II and Legacy Variable Universal Life

	2010				2009
Division	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)

Touchstone Baron Small Cap Growth Fund	2,097	(3,084)	(628)	(1,615)	4,157	(5,531)	(6,546)	(7,920)
Touchstone Core Bond Fund	2,848	(12,228)	12,168	2,788	3,814	(5,919)	(25,755)	(27,860)
Touchstone Mid Cap Growth Fund	7,441	(7,673)	(242)	(474)	12,232	(9,390)	(9,229)	(6,387)
Touchstone High Yield Fund	2,417	(11,233)	(22,823)	(31,639)	6,646	(10,842)	(11,429)	(15,625)
Touchstone Large Cap Core Equity Fund	7,733	(40,152)	(3,331)	(35,750)	12,824	(20,973)	57,472	49,323
Touchstone Money Market Fund	31,567	(21,604)	4,551	14,514	50,402	(17,115)	(84,575)	(51,288)
Touchstone Third Avenue Value Fund	5,011	(7,643)	(1,089)	(3,721)	10,134	(10,410)	(7,329)	(7,605)
Touchstone Moderate ETF Fund	5,475	(14,303)	4,152	(4,676)	7,938	(16,977)	9,940	901
Touchstone Aggressive ETF Fund	897	(291)	1,287	1,893	806	(351)	957	1,412
Touchstone Enhanced ETF Fund	700	(202)	12	510	850	(156)	170	864
Touchstone Conservative ETF Fund	60	(29)	2	33	66	(20)	(4)	42

PIMCO VIT Commodity Reat Return Strategy	63	(31)	5	37	36	(15)	251	272
PIMCO VIT Total Return	397	(284)	3,696	3,809	146	(78)	287	355

J.P. Morgan Insurance Trust Mid Cap Value Portfolio	—	(21)	(118)	(139)	—	(391)	698	307

Fidelity VIP Money Market Fund Portfolio - Initial Class	8,627	(10,114)	2,315	828	7,460	(88,970)	95,431	13,921
Fidelity VIP Asset Manager Portfolio - Service Class 2	373	(693)	5,894	5,574	665	(769)	(32)	(136)
Fidelity VIP Balanced Portfolio - Service Class 2	2,019	(3,017)	128	(870)	3,880	(5,119)	(7,548)	(8,787)
Fidelity VIP Contrafund Portfolio - Service Class 2	5,440	(7,414)	(141)	(2,115)	10,301	(11,037)	(12,700)	(13,436)
Fidelity VIP Equity-Income Portfolio - Service Class 2	4,232	(5,805)	(1,980)	(3,553)	9,259	(10,558)	(9,155)	(10,454)
Fidelity VIP Growth Portfolio - Service Class 2	2,777	(3,596)	(686)	(1,505)	4,794	(4,176)	(82)	536
Fidelity VIP Growth & Income Portfolio - Service Class 2	3,392	(4,167)	101	(674)	5,145	(4,560)	896	1,481
Fidelity VIP Mid Cap Portfolio - Service Class 2	3,517	(3,941)	(2,227)	(2,651)	6,837	(10,045)	(6,290)	(9,498)
Fidelity VIP Freedom 2010	45	(30)	388	403	65	(40)	7	32
Fidelity VIP Freedom 2015	280	(434)	347	193	350	(569)	464	245
Fidelity VIP Freedom 2020	505	(258)	64	311	737	(252)	(109)	376
Fidelity VIP Freedom 2025	1,491	(693)	138	936	2,087	(852)	80	1,315
Fidelity VIP Freedom 2030	978	(496)	349	831	1,498	(567)	(28)	903

MFS VIT Core Equity Series - Service Class	—	(301)	(205)	(506)	—	(802)	162	(640)
MFS VIT Growth Series - Service Class	—	(296)	(1)	(297)	—	(1,683)	69	(1,614)
MFS VIT Mid Cap Growth Series - Service Class	—	(523)	(1,389)	(1,912)	—	(678)	(730)	(1,408)
MFS VIT New Discovery Series - Service Class	—	(494)	(192)	(686)	—	(445)	(453)	(898)

Janus Aspen Mid Cap Growth	276	(407)	(63)	(194)	797	(936)	(351)	(490)
Janus Aspen Capital Appreciation	1,751	(2,345)	2,293	1,699	3,304	(2,424)	(699)	181
Janus Aspen Worldwide Growth	1,245	(1,288)	929	886	1,291	(2,454)	(582)	(1,745)

Oppenheimer Aggressive Growth	837	(1,382)	(135)	(680)	1,957	(2,595)	118	(520)
Oppenheimer Strategic Bond	6,735	(5,293)	(269)	1,173	5,599	(6,954)	(18,646)	(20,001)
Oppenheimer International Growth	4,376	(5,858)	(101)	(1,583)	7,896	(7,110)	(1,427)	(641)

Rydex Alternative Strategies	86	(77)	11	20	67	(33)	146	180
Rydex Multi Hedge Strategies	79	(27)	213	265	33	(5)	24	52

Invesco VI Basic Value Fund - Series II	899	(770)	426	555	1,407	(813)	9	603
Invesco VI Capital Appreciation Fund - Series II	504	(193)	214	525	501	(1,027)	170	(356)
Invesco VI Core Equity Fund - Series II	163	(479)	230	(86)	573	(1,166)	1,176	583
Invesco Van Kampen LIT Comstock Portfolio - Class II	1,150	(1,050)	(668)	(568)	2,553	(1,997)	397	953
Invesco Van Kampen LIT Capital Growth Portfolio - Class II	417	(162)	892	1,147	202	(333)	(8,912)	(9,043)
Invesco Van Kampen UIF Mid Cap Value Portfolio - Class II	15	(10)	—	5	11	(10)	5	6

23

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

5.  Changes in Units Outstanding (continued)

Pinnacle, Pinnacle II and Legacy Variable Universal Life

	2010				2009
Division	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)	Units Purchased	Units Redeemed	Transfers between Sub accounts	Net Increase (Decrease)

Putnam VT Growth and Income Fund - Class IB	1,302	(1,594)	(166)	(458)	2,875	(2,105)	(44)	726
Putnam VT International Equity Fund - Class IB	850	(780)	29	99	2,049	(2,393)	(1,869)	(2,213)
Putnam VT New Opportunities Fund - Class IB	—	(19)	—	(19)	—	(26)	(9)	(35)
Putnam VT Small Cap Value Fund - Class IB	1,079	(2,617)	(2,180)	(3,718)	3,017	(1,399)	(358)	1,260
Putnam VT Voyager Fund - Class IB	—	(20)	—	(20)	—	(20)	(141)	(161)

Franklin Templeton VIP Trust Growth & Income
Securities Fund - Class 2	1,116	(1,524)	3,161	2,753	1,359	(884)	1,006	1,481
Franklin Templeton VIP Trust Income
Securities Fund - Class 2	1,803	(1,200)	(463)	140	3,732	(2,390)	(4,911)	(3,569)
Franklin Templeton VIP Trust Mutual Shares
Securities Fund - Class 2	1,654	(923)	(147)	584	1,975	(1,413)	(2,177)	(1,615)
Franklin Templeton VIP Trust Large Cap Growth
Securities Fund - Class 2	2,217	(2,190)	114	141	4,528	(2,588)	(167)	1,773
Franklin Templeton VIP Trust U.S. Government
Fund - Class 2	3,149	(3,183)	662	628	5,833	(3,820)	(25,917)	(23,904)
Franklin Templeton VIP Trust Foreign
Securities Fund - Class 2	4,650	(4,982)	333	1	8,403	(3,987)	(8,795)	(4,379)
Franklin Templeton VIP Trust Growth
Securities Fund - Class 2	1,628	(638)	(1,415)	(425)	1,649	(745)	(460)	444

MS UIF Emerging Markets Equity Portfolio - Class II	786	(600)	1,704	1,890	1,609	(760)	(2,498)	(1,649)
MS UIF Emerging Markets Debt Portfolio - Class II	64	(17)	43	90	25	(5)	58	78
MS UIF Global Real Estate Portfolio - Class II	61	(18)	132	175	100	(26)	19	93

DWS Variable Series I Bond Portfolio - Class A	—	(345)	(1)	(346)	—	(495)	(150)	(645)

DWS VIT Equity 500 Index - Class A	20,426	(171,070)	(14,791)	(165,435)	45,673	(63,970)	11,499	(6,798)
DWS VIT Small Cap Index - Class A	1,598	(1,905)	686	379	3,687	(2,562)	(3,134)	(2,009)

24

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.  Financial Highlights

A summary of net assets, unit values and units outstanding for variable universal life insurance contracts, investment income and expense ratios, excluding expenses of the underlying funds, are presented for the periods ended December 31, 2010, 2009, 2008, 2007, and 2006.

Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

Expense ratio amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

Total return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

	At December 31, 2010				For the period ended December 31, 2010
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Division	Range	(000s)	Range	(000s)	Income Ratio	Range	Range
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$18.09 to $19.51	24	$22.40 to $24.37	$573	0.00%	0.00% to 0.90%	23.83% to 24.91%
Core Bond Fund	15.04 to 15.44	148	16.18 to 16.46	2,392	3.92%	0.00% to 0.90%	6.61% to 7.58%
Mid Cap Growth Fund	18.70 to 24.55	72	22.74 to 29.60	1,693	0.22%	0.00% to 0.90%	20.57% to 21.60%
High Yield Fund	16.54 to 17.81	126	18.47 to 20.07	2,516	8.11%	0.00% to 0.90%	11.67% to 12.69%
Large Cap Core Equity Fund	9.14 to 10.98	438	10.17 to 12.32	5,360	1.77%	0.00% to 0.90%	11.27% to 12.20%
Money Market Fund	11.62 to 12.06	129	11.54 to 12.08	1,532	0.14%	0.00% to 0.90%	(0.69)% to 0.17%
Third Avenue Value Fund	14.66 to 17.93	63	17.47 to 21.56	1,323	6.19%	0.00% to 0.90%	19.17% to 20.25%
Moderate ETF Fund	9.40 to 9.54	35	10.37 to 10.62	372	2.01%	0.00% to 0.90%	10.32% to 11.32%
Aggressive ETF Fund	8.90	4	10.07	43	2.06%	0.00% to 0.90%	13.15%
Enhanced ETF Fund	8.76	3	9.77	26	2.19%	0.00% to 0.90%	11.53%
Conservative ETF Fund	10.12	*-	11.01	1	2.87%	0.00% to 0.90%	8.79%
The Alger Fund
Large Cap Growth Portfolio	8.90	7	10.00	73	0.71%	0.90%	12.36%
Small Cap Growth Portfolio	9.95	4	12.35	49	0.00%	0.90%	24.12%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	13.26	*-	16.37	3	0.88%	0.00%	23.45%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	19.78	2	21.88	45	8.17%	0.90%	10.62%
Commodity Real Return Portfolio	16.05	*-	19.99	6	16.26%	0.90%	24.55%
Total Return Portfolio	11.85	4	12.81	53	8.10%	0.90%	8.10%
Rydex Variable Trust
Alternative Strategies Allocations	9.90	*-	9.84	2	0.24%	0.90%	-0.61%
Multi Hedge Strategies Allocations	10.35	*-	10.99	3	0.00%	0.90%	6.18%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.61	45	12.64	574	0.17%	0.00%	0.24%
Asset Manager Portfolio - Service Class 2	11.92 to 13.46	10	13.46 to 15.34	159	1.14%	0.00% to 0.90%	12.92% to 13.97%
Balanced Portfolio - Service Class 2	11.88 to 13.52	22	13.86 to 15.92	348	2.01%	0.00% to 0.90%	16.67% to 17.75%
Contrafund Portfolio - Service Class 2	13.96 to 15.94	53	16.18 to 18.64	980	1.03%	0.00% to 0.90%	15.90% to 16.94%
Equity-Income Portfolio - Service Class 2	9.98 to 11.50	49	11.37 to 13.21	640	1.59%	0.00% to 0.90%	13.93% to 14.87%
Growth Portfolio - Serivce Class 2	7.41 to 8.94	24	9.10 to 11.08	259	0.36%	0.00% to 0.90%	22.81% to 23.94%
Growth & Income Portfolio - Serivce Class 2	9.54 to 11.02	36	10.83 to 12.63	454	0.46%	0.00% to 0.90%	13.52% to 14.61%
Mid Cap Portfolio - Service Class 2	19.23 to 21.66	44	24.50 to 27.84	1,221	0.44%	0.00% to 0.90%	27.41% to 28.53%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

25

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.  Financial Highlights (continued)

	At December 31, 2010				For the period ended December 31, 2010
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Division	Range	(000s)	Range	(000s)	Income Ratio	Range	Range
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$9.50	*-	$10.69	$5	4.88%	0.00% to 0.90%	12.53%
Freedom 2015 - Service Class 2	9.35	1	10.55	9	3.56%	0.00% to 0.90%	12.83%
Freedom 2020 - Service Class 2	8.97	1	10.25	8	3.27%	0.00% to 0.90%	14.27%
Freedom 2025 - Service Class 2	8.86	3	10.23	33	2.94%	0.00% to 0.90%	15.46%
Freedom 2030 - Service Class 2	8.50	3	9.85	25	2.70%	0.00% to 0.90%	15.88%
MFS Variable Insurance Trust
Growth Series - Initial Class	9.32	5	10.65	53	0.11%	0.90%	14.27%
Investors Trust Series - Initial Class	9.88	1	10.88	14	1.17%	0.90%	10.12%
Core Equity Series - Service Class	7.69 to 8.86	2	8.90 to 10.32	22	0.88%	0.00% to 0.90%	15.73% to 16.48%
Growth Series - Service Class	10.56	2	12.14	21	0.11%	0.00%	14.96%
Mid Cap Growth Series - Service Class	5.29 to 6.87	2	6.77 to 8.88	20	0.00%	0.00% to 0.90%	27.98% to 29.26%
New Discovery Series - Service Class	10.37 to 12.36	1	13.98 to 16.80	23	0.00%	0.00% to 0.90%	34.81% to 35.92%
Janus Aspen Series
Enterprise Portfolio - Service Shares	12.13	2	15.23	33	0.00%	0.00%	25.56%
Forty Growth Portfolio - Service Shares	14.76	18	15.72	276	0.24%	0.00%	6.50%
Worldwide Growth Portfolio - Service Shares	9.09	7	10.50	78	0.51%	0.00%	15.51%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	7.87	9	10.01	90	0.00%	0.00%	27.19%
Strategic Bond Fund/VA - Service Class	16.90	55	19.39	1,065	8.29%	0.00%	14.73%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	15.14	43	17.35	753	0.97%	0.00%	14.60%
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	7.52	18	8.61	157	0.72%	0.90%	14.49%
V.I. Government Securities Fund - Series I	15.40	2	16.09	30	3.32%	0.90%	4.48%
V.I. Basic Value Fund - Series II	12.53	9	13.40	121	0.36%	0.00%	6.94%
V.I. Capital Appreciation Fund - Series II	11.73	2	13.52	21	0.72%	0.00%	15.26%
V.I. Core Equity Fund - Series II	10.49	5	11.45	58	0.68%	0.00%	9.15%
Van Kampen Comstock Portfolio	14.56	8	16.84	133	0.13%	0.00%	15.66%
Van Kampen Capital Growth Portfolio	13.80	2	16.50	34	0.00%	0.00%	19.57%
Van Kampen Mid Cap Value	8.57	*-	10.47	*-	1.11%	0.00%	22.17%
Putnam Variable Trust
Growth and Income Fund - Class IB	12.66	11	14.48	154	1.47%	0.00%	14.38%
International Equity Fund - Class IB	15.52 to 16.48	15	16.92 to 18.13	258	3.28%	0.00% to 0.90%	9.02% to 10.01%
New Opportunities Fund - Class IB	14.13	*-	16.90	1	0.36%	0.00%	19.60%
Small Cap Value Fund - Class IB	15.94	13	20.08	268	0.31%	0.00%	25.97%
Voyager Fund - Class IB	15.15	*-	18.30	*-	1.66%	0.00%	20.79%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	13.39	14	15.63	217	3.06%	0.00%	16.73%
Income Securities Fund - Class 2	16.60	9	18.71	169	6.57%	0.00%	12.71%
Mutual Shares Securities Fund - Class 2	14.75	17	16.40	273	1.57%	0.00%	11.19%
Large Cap Growth Securities Fund - Class 2	13.37	15	14.92	229	0.77%	0.00%	11.59%
U.S. Government Fund - Class 2	13.17	24	13.86	332	3.35%	0.00%	5.24%
Templeton Foreign Securities Fund - Class 2	20.23	32	21.93	700	1.81%	0.00%	8.40%
Templeton Growth Securities Fund - Class 2	15.97	10	17.16	166	1.37%	0.00%	7.45%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	35.49	6	42.21	254	0.54%	0.00%	18.93%
Van Kampen Emerging Markets Debt	13.90	*-	15.25	3	4.10%	0.00%	9.71%
Van Kampen Global Real Estate	15.92	*-	19.47	5	12.00%	0.00%	22.30%

DWS Variable Series I
Bond Portfolio - Class A	11.11	6	11.87	68	4.35%	0.00%	6.84%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	8.41 to 11.00	225	9.56 to 12.61	2,822	2.20%	0.00% to 0.90%	13.67% to 14.64%
Small Cap Index Fund - Class A	12.76 to 15.01	12	15.99 to 18.97	226	0.84%	0.00% to 0.90%	25.31% to 26.38%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

26

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.   Financial Highlights (continued)

	At December 31, 2009				For the period ended December 31, 2009
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Division	Range	(000s)	Range	(000s)	Income Ratio	Range	Range
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$13.73 to $14.68	25	$18.09 to $19.51	$491	0.00%	0.00% to 0.90%	31.76% to 32.90%
Core Bond Fund	13.09 to 13.56	149	15.04 to 15.44	2,238	4.87%	0.00% to 0.90%	13.86% to 14.90%
Mid Cap Growth Fund	13.45 to 17.82	72	18.70 to 24.55	1,399	0.10%	0.00% to 0.90%	37.77% to 39.03%
High Yield Fund	11.38 to 12.15	161	16.54 to 17.81	2,861	6.67%	0.00% to 0.90%	45.34% to 46.58%
Large Cap Core Equity Fund	7.44 to 8.85	475	9.14 to 10.98	5,181	1.40%	0.00% to 0.90%	22.85% to 24.07%
Money Market Fund	11.62 to 11.96	93	11.62 to 12.06	1,114	0.94%	0.00% to 0.90%	0.00% to 0.84%
Third Avenue Value Fund	11.26 to 13.65	66	14.66 to 17.93	1,164	1.97%	0.00% to 0.90%	30.20% to 31.36%
Moderate ETF Fund	8.08 to 8.13	40	9.40 to 9.54	379	3.33%	0.00% to 0.90%	16.34% to 17.34%
Aggressive ETF Fund	7.31	2	8.90	21	3.20%	0.00% to 0.90%	21.75%
Enhanced ETF Fund	7.17	2	8.76	18	3.97%	0.00% to 0.90%	22.18%
Conservative ETF Fund	9.05	*-	10.12	*-	6.37%	0.00% to 0.90%	11.82%
The Alger Fund
Large Cap Growth Portfolio	6.08	9	8.90	77	0.65%	0.90%	46.38%
Small Cap Growth Portfolio	6.90	4	9.95	44	0.00%	0.90%	44.20%
JP Morgan Insurance Trust
JP Morgan IT Mid Cap Value Portfolio	10.19	*-	13.26	4	0.00%	0.00%	30.13%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	20.87	2	19.78	43	5.97%	0.90%	(5.22%)
Commodity Real Return Portfolio	11.34	*-	16.05	4	15.48%	0.90%	41.53%
Total Return Portfolio	10.39	*-	11.85	4	6.32%	0.90%	14.05%
Rydex Variable Trust
Alternative Strategies Allocations	9.82	*-	9.90	2	0.00%	0.90%	0.51%
Multi Hedge Strategies Allocations	10.13	*-	10.35	1	1.02%	0.90%	2.17%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.52	45	12.61	562	1.01%	0.00%	0.72%
Asset Manager Portfolio - Service Class 2	9.34 to 10.45	5	11.92 to 13.46	67	2.23%	0.00% to 0.90%	27.62% to 28.80%
Balanced Portfolio - Service Class 2	8.66 to 9.77	23	11.88 to 13.52	305	1.76%	0.00% to 0.90%	37.18% to 38.38%
Contrafund Portfolio - Service Class 2	10.40 to 11.77	55	13.96 to 15.94	871	1.08%	0.00% to 0.90%	34.23% to 35.43%
Equity-Income Portfolio - Service Class 2	7.76 to 8.85	53	9.98 to 11.50	602	1.90%	0.00% to 0.90%	28.61% to 29.94%
Growth Portfolio - Serivce Class 2	5.85 to 6.99	25	7.41 to 8.94	222	0.29%	0.00% to 0.90%	26.67% to 27.90%
Growth & Income Portfolio - Serivce Class 2	7.58 to 8.68	37	9.54 to 11.02	404	0.88%	0.00% to 0.90%	25.86% to 26.96%
Mid Cap Portfolio - Service Class 2	13.88 to 15.50	47	19.23 to 21.66	1,010	0.91%	0.00% to 0.90%	38.54% to 39.74%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

27

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.  Financial Highlights (continued)

	At December 31, 2009				For the period ended December 31, 2009
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Division	Range	(000s)	Range	(000s)	Income Ratio	Range	Range
Fidelity Variable Insurance Products Funds (continued)
Freedom 2010 - Service Class 2	$7.66	*-	$9.50	$*-	7.16%	0.00% to 0.90%	24.02%
Freedom 2015 - Service Class 2	7.48	1	9.35	6	5.33%	0.00% to 0.90%	25.00%
Freedom 2020 - Service Class 2	6.98	*-	8.97	4	5.76%	0.00% to 0.90%	28.51%
Freedom 2025 - Service Class 2	6.83	2	8.86	20	4.93%	0.00% to 0.90%	29.15%
Freedom 2030 - Service Class 2	6.48	2	8.50	14	2.96%	0.00% to 0.90%	31.17%
MFS Variable Insurance Trust
Growth Series - Initial Class	6.83	6	9.32	53	0.31%	0.90%	36.46%
Investors Trust Series - Initial Class	7.86	1	9.88	15	1.63%	0.90%	25.70%
Core Equity Series - Service Class	5.86 to 6.68	3	7.69 to 8.86	23	1.31%	0.00% to 0.90%	31.23% to 32.63%
Growth Series - Service Class	7.69	2	10.56	21	0.04%	0.00%	37.32%
Mid Cap Growth Series - Service Class	3.78 to 4.87	4	5.29 to 6.87	29	0.00%	0.00% to 0.90%	39.95% to 41.07%
New Discovery Series - Service Class	6.42 to 7.59	2	10.37 to 12.36	26	0.00%	0.00% to 0.90%	61.53% to 62.85%
Janus Aspen Series
Enterprise Portfolio - Service Shares	8.40	2	12.13	29	0.00%	0.00%	44.40%
Forty Growth Portfolio - Service Shares	10.11	16	14.76	234	0.01%	0.00%	45.99%
Worldwide Growth Portfolio - Service Shares	6.62	7	9.09	60	1.13%	0.00%	37.31%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	5.95	10	7.87	76	0.00%	0.00%	32.27%
Strategic Bond Fund/VA - Service Class	14.27	53	16.90	908	0.35%	0.00%	18.43%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	10.89	45	15.14	681	1.14%	0.00%	39.03%
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	6.27	19	7.52	142	0.63%	0.90%	19.94%
V.I. Government Securities Fund - Series I	15.54	1	15.40	14	3.55%	0.90%	(0.90%)
V.I. Basic Value Fund - Series II	8.48	8	12.53	106	1.25%	0.00%	47.76%
V.I. Capital Appreciation Fund - Series II	9.72	1	11.73	12	0.23%	0.00%	20.68%
V.I. Core Equity Fund - Series II	8.19	5	10.49	54	1.67%	0.00%	28.08%
Van Kampen Comstock Portfolio	11.34	8	14.56	123	4.30%	0.00%	28.40%
Van Kampen Capital Growth Portfolio	8.33	1	13.80	13	0.00%	0.00%	65.67%
Van Kampen Mid Cap Value	6.16	*-	8.57	*-	1.91%	0.00%	39.12%
Putnam Variable Trust
Growth and Income Fund - Class IB	9.75	11	12.66	141	2.52%	0.00%	29.85%
International Equity Fund - Class IB	12.56 to 13.22	14	15.52 to 16.48	227	0.00%	0.00% to 0.90%	23.57% to 24.66%
New Opportunities Fund - Class IB	10.69	*-	14.13	1	0.38%	0.00%	32.18%
Small Cap Value Fund - Class IB	12.12	17	15.94	272	1.55%	0.00%	31.52%
Voyager Fund - Class IB	9.24	*-	15.15	1	0.47%	0.00%	63.43%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	10.58	11	13.39	149	4.49%	0.00%	26.56%
Income Securities Fund - Class 2	12.25	9	16.60	148	9.38%	0.00%	35.51%
Mutual Shares Securities Fund - Class 2	11.70	16	14.75	237	1.86%	0.00%	26.07%
Large Cap Growth Securities Fund - Class 2	10.31	15	13.37	204	1.33%	0.00%	29.68%
U.S. Government Fund - Class 2	12.77	23	13.17	308	2.46%	0.00%	3.13%
Templeton Foreign Securities Fund - Class 2	14.76	32	20.23	646	3.39%	0.00%	37.06%
Templeton Growth Securities Fund - Class 2	12.18	10	15.97	162	2.93%	0.00%	31.12%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	20.86	4	35.49	147	0.00%	0.00%	70.13%
Van Kampen Emerging Markets Debt	10.68	*-	13.90	1	1.46%	0.00%	30.15%
Van Kampen Global Real Estate	11.26	*-	15.92	1	0.00%	0.00%	41.39%
DWS Variable Series I
Bond Portfolio - Class A	10.10	7	11.11	68	8.14%	0.00%	10.00%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	6.72 to 8.70	404	8.41 to 11.00	4,396	2.44%	0.00% to 0.90%	25.15% to 26.44%
Small Cap Index Fund - Class A	10.17 to 11.86	12	12.76 to 15.01	179	1.96%	0.00% to 0.90%	25.47% to 26.56%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

28

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.  Financial Highlights (continued)

	At December 31, 2008				For the period ended December 31, 2008
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Division	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$20.88 to $22.12	33	$13.73 to $14.68	$484	0.00%	0.00% to 0.90%	(33.63%) to (34.24%)
Core Bond Fund	13.53 to 14.14	173	13.09 to 13.56	2,263	4.72%	0.00% to 0.90%	(3.25%) to (4.10%)
Mid Cap Growth Fund	22.31 to 29.83	78	13.45 to 17.82	1,097	4.38%	0.00% to 0.90%	(39.71%) to (40.26%)
High Yield Fund	15.15 to 16.02	173	11.38 to 12.15	2,104	7.11%	0.00% to 0.90%	(24.16%) to (24.88%)
Large Cap Core Equity Fund	11.58 to 13.66	425	7.44 to 8.85	3,735	4.00%	0.00% to 0.90%	(35.21%) to (35.75%)
Money Market Fund	11.38 to 11.61	141	11.62 to 11.96	1,685	2.87%	0.00% to 0.90%	2.11% to 3.01%
Third Avenue Value Fund	18.47 to 22.19	74	11.26 to 13.65	994	2.11%	0.00% to 0.90%	(38.49%) to (39.04%)
Moderate ETF Fund	10	39	8.08 to 8.13	315	4.17%	0.00% to 0.90%	(18.70%) to (19.20%)
Aggressive ETF Fund	10	1	7.31	7	6.12%	0.00% to 0.90%	(26.90%)
Enhanced ETF Fund	10.00	1	7.17	9	17.34%	0.00% to 0.90%	(28.30%)
The Alger Fund
Large Cap Growth Portfolio	11.4	10	6.08	62	0.26%	0.90%	(46.67%)
Small Cap Growth Portfolio	13.04	5	6.90	38	0.00%	0.90%	(47.09%)
JP Morgan Series II Trust
JP Morgan Mid Cap Value Portfolio	19.64	1	13.12	8	1.55%	0.00%	(33.20%)
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	17.95	4	20.87	81	4.61%	0.90%	16.27%
Rydex Variable Trust
Alternative Strategies Allocations	10	*-	9.82	*-	4.30%	0.90%	(1.80%)
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	12.15	31	12.52	384	2.96%	0.00%	(3.05%)
Asset Manager Portfolio - Service Class 2	13.26 to 14.70	6	9.34 to 10.45	60	9.13%	0.00% to 0.90%	(28.91%) to (29.56%)
Balanced Portfolio - Service Class 2	13.27 to 14.84	37	8.66 to 9.77	351	2.88%	0.00% to 0.90%	(34.74%) to (34.16%)
Contrafund Portfolio - Service Class 2	18.31 to 20.53	72	10.40 to 11.77	835	1.02%	0.00% to 0.90%	(42.67%) to (43.20%)
Equity-Income Portfolio - Service Class 2	13.69 to 15.48	63	7.76 to 8.85	558	2.67%	0.00% to 0.90%	(42.83%) to (43.32%)
Growth Portfolio - Serivce Class 2	11.20 to 13.27	25	5.85 to 6.99	169	0.68%	0.00% to 0.90%	(47.32%) to (47.77%)
Growth & Income Portfolio - Serivce Class 2	13.16 to 14.94	35	7.58 to 8.68	306	3.18%	0.00% to 0.90%	(41.90%) to (42.40%)
Mid Cap Portfolio - Service Class 2	23.19 to 25.66	59	13.88 to 15.50	904	4.98%	0.00% to 0.90%	(39.59%) to (40.15%)
Freedom 2015 - Service Class 2	10	*-	7.48	3	8.36%	0.00% to 0.90%	(25.20%)
Freedom 2020 - Service Class 2	10	*-	6.98	1	8.71%	0.00% to 0.90%	(30.20%)
Freedom 2025 - Service Class 2	10	1	6.83	6	9.50%	0.00% to 0.90%	(31.70%)
Freedom 2030 - Service Class 2	10	1	6.48	5	8.77%	0.00% to 0.90%	(35.20%)
MFS Variable Insurance Trust
Growth Series - Initial Class	11.01	7	$6.83	48	0.27%	0.90%	(37.97%)
Investors Trust Series - Initial Class	11.85	2	7.86	18	1.59%	0.90%	(33.67%)
Core Equity Series - Service Class	9.75 to 11.00	3	5.86 to6.68	22	0.60%	0.00% to 0.90%	(39.27%) to (39.59%)
Growth Series - Service Class	12.31	4	7.69	28	0.00%	0.00%	(37.53%)
Mid Cap Growth Series - Service Class	7.87 to 10.05	6	3.78 to 4.87	27	0.19%	0.00% to 0.90%	(51.54%) to (51.97%)
New Discovery Series - Service Class	10.72 to 12.54	3	6.42 to 7.59	23	7.00%	0.00% to 0.90%	(37.08%) to (40.11%)
Janus Aspen Series
Mid Cap Growth Portfolio - Service Shares	14.96	3	8.40	24	0.05%	0.00%	(43.85%)
Forty Growth Portfolio - Service Shares	18.15	16	10.11	158	0.01%	0.00%	(44.3%)
Worldwide Growth Portfolio - Service Shares	11.99	8	6.62	51	1.05%	0.00%	(44.79%)
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	11.72	10	5.95	61	0.00%	0.00%	(49.23%)
Strategic Bond Fund/VA - Service Class	16.69	71	14.27	1,014	4.49%	0.00%	(14.5%)
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	19.13	46	10.89	496	0.77%	0.00%	(43.07%)
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	11	18	6.27	115	0.00%	0.90%	(43.00%)
V.I. Government Securities Fund - Series I	13.96	2	15.54	26	4.24%	0.90%	11.32%
V.I. Basic Value Fund - Series II	17.63	8	8.48	67	2.76%	0.00%	(51.90%)
V.I. Capital Appreciation Fund - Series II	16.94	1	9.72	13	0.00%	0.00%	(42.62%)
V.I. Core Equity Fund - Series II	11.76	5	8.19	38	1.59%	0.00%	(30.36%)
Van Kampen Comstock Portfolio	17.66	7	11.34	85	3.08%	0.00%	(35.79%)
Van Kampen Capital Growth Portfolio	16.38	10	8.33	83	0.20%	0.00%	(49.15%)
Putnam Variable Trust
Growth and Income Fund - Class IB	15.91	10	9.75	101	7.46%	0.00%	(38.72%)
International Equity Fund - Class IB	22.62 to 23.59	19	12.56 to 13.22	249	8.08%	0.00% to 0.90%	(43.96%) to (44.47%)
New Opportunities Fund - Class IB	17.46	*-	10.69	1	0.00%	0.00%	(38.77%)
Small Cap Value Fund - Class IB	19.98	16	12.12	192	2.29%	0.00%	(39.34%)
Voyager Fund - Class IB	14.68	0	9.24	2	0.00%	0.00%	(37.06%)
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	16.32	11	10.58	114	4.17%	0.00%	(35.17%)
Income Securities Fund - Class 2	17.41	12	12.25	153	5.84%	0.00%	(29.64%)
Mutual Shares Securities Fund - Class 2	18.61	18	11.70	207	5.23%	0.00%	(37.13%)
Large Cap Growth Securities Fund - Class 2	15.74	13	10.31	139	4.14%	0.00%	(34.5%)
U.S. Government Fund - Class 2	11.87	48	12.77	608	6.66%	0.00%	7.58%)
Templeton Foreign Securities Fund - Class 2	24.76	36	14.76	536	3.28%	0.00%	(40.39%)
Templeton Growth Securities Fund - Class 2	21.13	10	12.18	118	1.96%	0.00%	(42.36%)

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not annualized

-* Less than 1,000

29

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.  Financial Highlights (continued)

	At December 31, 2008				For the period ended December 31, 2008
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Division	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	48.22	6	20.86	121	8.24%	0.00%	(56.74%)
DWS Variable Series I
Bond Portfolio - Class A	12.13	7	10.10	68	3.20%	0.00%	(16.74%)
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	10.79 to 13.85	397	6.72 to 8.70	3,447	8.94%	0.00% to 0.90%	(37.18%) to (37.72%)
Small Cap Index Fund - Class A	15.58 to 18.00	16	10.17 to 11.86	187	2.48%	0.00% to 0.90%	(34.11%) to (34.72%)

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

30

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.  Financial Highlights (continued)

	At December 31, 2007				For the period ended December 31, 2007
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Division	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$20.51 to $21.52	30	$20.88 to $22.12	$661	0.00%	0.00% to 0.90%	1.80% to 2.79%
Core Bond Fund	12.83 to 13.53	190	13.53 to 14.14	2,565	4.55%	0.00% to 0.90%	4.51% to 5.46%
Mid Cap Growth Fund	19.50 to 26.30	78	22.31 to 29.83	1,823	0.00%	0.00% to 0.90%	13.42% to 14.41%
High Yield Fund	15.02 to 15.74	170	15.15 to 16.02	2,713	8.87%	0.00% to 0.90%	0.87% to 1.78%
Large Cap Core Equity Fund	11.09 to 12.97	15	11.58 to 13.66	191	2.19%	0.00% to 0.90%	4.42% to 5.32%
Money Market Fund	10.92 to 11.04	75	11.38 to 11.61	867	4.64%	0.00% to 0.90%	4.21% to 5.16%
Third Avenue Value Fund	18.98 to 22.60	75	18.47 to 22.19	1,634	0.74%	0.00% to 0.90%	(1.81%) to (2.69%)
The Alger Fund
Large Cap Growth Portfolio	9.59	15	11.40	176	0.34%	0.90%	18.87%
Small Cap Growth Portfolio	11.22	9	13.04	113	0.00%	0.90%	16.22%
JP Morgan Series II Trust
JP Morgan Mid Cap Value Portfolio	19.17	1	19.64	13	0.48%	0.00%	2.45%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	16.50	3	17.95	51	4.45%	0.90%	8.79%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	11.55	28	12.15	337	5.09%	0.00%	5.19%
Asset Manager Portfolio - Service Class 2	11.62 to 12.77	6	13.26 to 14.70	89	5.74%	0.00% to 0.90%	14.11% to 15.11%
Balanced Portfolio - Service Class 2	12.32 to 13.65	35	13.27 to 14.84	504	3.11%	0.00% to 0.90%	7.71% to 8.72%
Contrafund Portfolio - Service Class 2	15.75 to 17.50	61	18.31 to 20.53	1,227	0.82%	0.00% to 0.90%	16.25% to 17.31%
Equity-Income Portfolio - Service Class 2	13.64 to 15.29	55	13.69 to 15.48	851	1.65%	0.00% to 0.90%	0.37% to 1.24%
Growth Portfolio - Serivce Class 2	8.92 to 10.47	22	11.20 to 13.27	290	0.46%	0.00% to 0.90%	25.56% to 26.74%
Growth & Income Portfolio - Serivce Class 2	11.87 to 13.35	38	13.16 to 14.94	568	1.40%	0.00% to 0.90%	10.87% to 11.91%
Mid Cap Portfolio - Service Class 2	20.29 to 22.25	58	23.19 to 25.66	1,464	0.52%	0.00% to 0.90%	14.29% to 15.33%
MFS Variable Insurance Trust
Growth Series - Initial Class	9.17	12	11.01	129	0.00%	0.90%	21.05%
Investors Trust Series - Initial Class	10.84	7	11.85	85	0.86%	0.90%	9.32%
Core Equity Series - Service Class	8.87 to 9.92	16	9.75 to 11.00	178	0.12%	0.00% to 0.90%	9.92% to 10.89%
Growth Series - Service Class	10.18	7	12.31	88	0.00%	0.00%	20.92%
Mid Cap Growth Series - Service Class	7.25 to 9.18	16	7.87 to 10.05	156	0.00%	0.00% to 0.90%	8.55% to 9.48%
New Discovery Series - Service Class	10.58 to 12.27	8	10.72 to 12.54	92	0.00%	0.00% to 0.90%	1.32% to 2.20%
Janus Aspen Series
Mid Cap Growth Portfolio - Service Shares	12.29	5	14.96	79	0.07%	0.00%	21.72%
Forty Growth Portfolio - Service Shares	13.29	8	18.15	152	0.17%	0.00%	36.57%
Worldwide Growth Portfolio - Service Shares	10.96	7	11.99	89	0.61%	0.00%	9.40%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	11.05	11	11.72	129	0.00%	0.00%	6.06%
Strategic Bond Fund/VA - Service Class	15.23	45	16.69	743	3.25%	0.00%	9.59%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	16.93	35	19.13	665	0.68%	0.00%	12.99%
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	9.91	17	11.00	189	0.00%	0.90%	11.00%
V.I. Government Securities Fund - Series I	13.25	1	13.96	18	4.13%	0.90%	5.36%
V.I. Basic Value Fund - Series II	17.39	7	17.63	126	0.41%	0.00%	1.38%
V.I. Capital Appreciation Fund - Series II	15.16	1	16.94	20	0.00%	0.00%	11.74%
V.I. Core Equity Fund - Series II	10.90	8	11.76	99	1.01%	0.00%	7.89%
Van Kampen Comstock Portfolio	18.08	8	17.66	148	1.54%	0.00%	(2.32%)
Van Kampen Capital Growth Portfolio	14.04	10	16.38	167	0.00%	0.00%	16.67%
Putnam Variable Trust
Growth and Income Fund - Class IB	16.93	7	15.91	117	1.39%	0.00%	(6.02%)
International Equity Fund - Class IB	21.06 to 21.77	19	22.62 to 23.59	441	2.82%	0.00% to 0.90%	7.41% to 8.36%
New Opportunities Fund - Class IB	16.51	*-	17.46	2	0.00%	0.00%	5.75%
Small Cap Value Fund - Class IB	22.90	10	19.98	204	0.61%	0.00%	(12.75%)
Voyager Fund - Class IB	13.91	1	14.68	8	0.00%	0.00%	5.54%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	16.95	9	16.32	153	2.34%	0.00%	(3.72%)
Income Securities Fund - Class 2	16.78	13	17.41	235	3.64%	0.00%	3.75%
Mutual Shares Securities Fund - Class 2	17.98	12	18.61	229	1.33%	0.00%	3.50%
Large Cap Growth Securities Fund - Class 2	14.82	13	15.74	202	0.77%	0.00%	6.21%
U.S. Government Fund - Class 2	11.13	26	11.87	314	4.96%	0.00%	6.65%
Templeton Foreign Securities Fund - Class 2	21.44	35	24.76	877	2.02%	0.00%	15.49%
Templeton Growth Securities Fund - Class 2	20.64	8	21.13	164	1.36%	0.00%	2.37%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	34.33	5	48.22	220	0.45%	0.00%	40.46%
DWS Variable Series I
Bond Portfolio - Class A	11.65	9	12.13	114	1.07%	0.00%	4.12%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	10.34 to 13.15	379	10.79 to 13.85	5,229	4.92%	0.00% to 0.90%	4.35% to 5.32%
Small Cap Index Fund - Class A	16.03 to 18.34	15	15.58 to 18.00	267	1.53%	0.00% to 0.90%	(1.85%) to (2.81%)

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

31

Columbus Life Insurance Company Separate Account 1

Notes to Financial Statements (continued)

6.  Financial Highlights (continued)

	At December 31, 2006				For the period ended December 31, 2006
	Beginning		Ending
	Unit Value	Units	Unit Value	Net Assets	Investment	Expense Ratio	Total Return
Division	Range	(000s)	Range	(000s)	Income Ratio (1)	Range (1)	Range (2)
Touchstone Variable Series Trust
Baron Small Cap Growth Fund	$17.49 to $18.19	29	$20.51 to $21.52	$617	0.00%	0.00% to 0.90%	17.21% to 18.26%
Core Bond Fund	12.33 to 13.12	181	12.83 to 13.53	2,319	4.38%	0.00% to 0.90%	3.13% to 4.05%
Mid Cap Growth Fund	16.78 to 22.84	77	19.50 to 26.30	1,567	0.00%	0.00% to 0.90%	15.14% to 16.18%
High Yield Fund	14.04 to 14.59	164	15.02 to 15.74	2,581	7.43%	0.00% to 0.90%	6.94% to 7.90%
Large Cap Core Equity Fund	8.84 to 10.24	15	11.09 to 12.97	189	2.51%	0.00% to 0.90%	25.45% to 26.57%
Money Market Fund	10.50 to 10.51	53	10.92 to 11.04	587	5.33%	0.00% to 0.90%	3.98% to 4.91%
Third Avenue Value Fund	16.53 to 19.50	75	18.98 to 22.60	1,665	1.15%	0.00% to 0.90%	14.84% to 15.87%
The Alger Fund
Large Cap Growth Portfolio	9.2	16	9.59	154	0.13%	0.90%	4.21%
Small Cap Growth Portfolio	9.43	9	11.22	105	0.00%	0.90%	18.95%
JP Morgan Series II Trust
JP Morgan Mid Cap Value Portfolio	16.4	2	19.17	38	3.01%	0.00%	16.84%
PIMCO Variable Insurance Trust
Long-Term U.S. Government Bond Portfolio	16.46	3	16.50	44	5.40%	0.90%	0.25%
Fidelity Variable Insurance Products Funds
Money Market Fund Portfolio - Initial Class	11.02	33	11.55	376	4.68%	0.00%	4.87%
Asset Manager Portfolio - Service Class 2	10.94 to 11.92	6	11.62 to 12.77	73	1.81%	0.00% to 0.90%	6.18% to 7.14%
Balanced Portfolio - Service Class 2	11.15 to 12.24	29	12.32 to 13.65	399	1.65%	0.00% to 0.90%	10.51% to 11.50%
Contrafund Portfolio - Service Class 2	14.26 to 15.71	51	15.75 to 17.50	885	1.04%	0.00% to 0.90%	10.44% to 11.43%
Equity-Income Portfolio - Service Class 2	11.47 to 12.75	58	13.64 to 15.29	872	4.17%	0.00% to 0.90%	18.86% to 19.93%
Growth Portfolio - Serivce Class 2	8.44 to 9.83	25	8.92 to 10.47	260	0.16%	0.00% to 0.90%	5.62% to 6.57%
Growth & Income Portfolio - Serivce Class 2	10.61 to 11.83	37	11.87 to 13.35	492	0.66%	0.00% to 0.90%	11.85% to 12.86%
Mid Cap Portfolio - Service Class 2	18.21 to 19.79	54	20.29 to 22.25	1,199	1.12%	0.00% to 0.90%	11.40% to 12.40%
MFS Variable Insurance Trust
Growth Series - Initial Class	8.57	13	9.17	117	0.00%	0.90%	6.93%
Investors Trust Series - Initial Class	9.68	8	10.84	82	0.52%	0.90%	11.99%
Core Equity Series - Service Class	7.89 to 8.74	27	8.87 to 9.92	271	0.17%	0.00% to 0.90%	12.49% to 13.50%
Growth Series - Service Class	9.46	8	10.18	84	0.00%	0.00%	7.61%
Mid Cap Growth Series - Service Class	7.16 to 8.97	27	7.25 to 9.18	246	3.41%	0.00% to 0.90%	1.39% to 2.30%
New Discovery Series - Service Class	9.45 to 10.86	9	10.58 to 12.27	110	1.81%	0.00% to 0.90%	11.93% to 12.93%
Janus Aspen Series
Mid Cap Growth Portfolio - Service Shares	10.84	5	12.29	65	0.00%	0.00%	13.31%
Forty Growth Portfolio - Service Shares	12.18	9	13.29	126	0.13%	0.00%	9.12%
Worldwide Growth Portfolio - Service Shares	9.29	10	10.96	110	1.44%	0.00%	17.94%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA - Service Class	10.76	10	11.05	111	0.00%	0.00%	2.70%
Strategic Bond Fund/VA - Service Class	14.2	38	15.23	585	3.48%	0.00%	7.23%
Oppenheimer’s Panorama Series Fund, Inc.
International Growth Fund/VA - Service Class	13.1	29	16.93	496	0.34%	0.00%	29.25%
Invesco Investments, Inc.
V.I. Capital Appreciation Fund - Series I	10.00	18	9.91	177	0.11%	0.90%	(0.90%)
V.I. Government Securities Fund - Series I	12.91	1	13.25	17	3.59%	0.90%	2.63%
V.I. Basic Value Fund - Series II	15.4	5	17.39	87	0.26%	0.00%	12.94%
V.I. Capital Appreciation Fund - Series II	14.29	1	15.16	17	0.00%	0.00%	6.06%
V.I. Core Equity Fund - Series II	13.23	8	10.90	86	1.02%	0.00%	(17.61%)
Van Kampen Comstock Portfolio	15.58	7	18.08	126	3.23%	0.00%	16.04%
Van Kampen Capital Growth Portfolio	13.68	9	14.04	133	0.00%	0.00%	2.63%
Putnam Variable Trust
Growth and Income Fund - Class IB	14.61	6	16.93	95	1.39%	0.00%	15.91%
International Equity Fund - Class IB	16.64 to 17.04	17	21.06 to 21.77	354	0.64%	0.00% to 0.90%	26.58% to 27.72%
New Opportunities Fund - Class IB	15.21	*-	16.51	*-	0.00%	0.00%	8.56%
Small Cap Value Fund - Class IB	19.52	8	22.90	173	0.37%	0.00%	17.29%
Voyager Fund - Class IB	13.2	*-	13.91	7	0.09%	0.00%	5.44%
Franklin Templeton Variable Insurance Products Trust
Growth & Income Securities Fund - Class 2	14.52	9	16.95	145	2.43%	0.00%	16.76%
Income Securities Fund - Class 2	14.19	7	16.78	121	3.03%	0.00%	18.24%
Mutual Shares Securities Fund - Class 2	15.19	7	17.98	134	2.18%	0.00%	18.38%
Large Cap Growth Securities Fund - Class 2	13.36	11	14.82	163	0.74%	0.00%	10.90%
U.S. Government Fund - Class 2	10.70	18	11.13	199	4.49%	0.00%	4.02%
Templeton Foreign Securities Fund - Class 2	17.66	32	21.44	681	1.12%	0.00%	21.44%
Templeton Growth Securities Fund - Class 2	16.95	6	20.64	126	1.17%	0.00%	21.81%
MS Van Kampen The Universal Institutional Funds
Van Kampen Emerging Markets Equity	25.03	4	34.33	121	0.70%	0.00%	37.17%
DWS Variable Series I
Bond Portfolio - Class A	11.12	5	11.65	63	0.92%	0.00%	4.72%
DWS Investments VIT Funds
Equity 500 Index Fund - Class A	9.03 to 11.39	39	10.34 to 13.15	5,084	1.96%	0.00% to 0.90%	14.49% to 15.52%
Small Cap Index Fund - Class A	13.77 to 15.61	11	16.03 to 18.34	198	1.16%	0.00% to 0.90%	16.45% to 17.49%

(1) Results for periods of less than one year have been annualized.

(2) Results for periods of less than one year have not been annualized

*- Less than 500

32

STATUTORY-BASIS FINANCIAL STATEMENTS AND SCHEDULES

Columbus Life Insurance Company
Years Ended December 31, 2010, 2009 and 2008
With Report of Independent Registered Public Accounting Firm

Columbus Life Insurance Company

Statutory-Basis Financial Statements and Schedules

Years Ended December 31, 2010, 2009 and 2008

Report of Independent Registered Public Accounting Firm

The Board of Directors

Columbus Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Columbus Life Insurance Company (the Company) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2010. Our audits also included the statutory-basis financial statement schedules listed in the contents page. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Columbus Life Insurance Company at December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Columbus Life Insurance Company at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 1 to the financial statements, in connection with implementing new statutory accounting practices in 2010, the Company changed its method of reporting securities lending transactions. In 2009, the Company changed its methods of accounting for other-than-temporary impairments of investments in loan-backed and structured securities and for deferred income tax assets. Further, in 2008, the Company changed its method of accounting for deferred tax assets and the valuation bases of its statutory reserves for certain insurance products.

Cincinnati, Ohio	/s/ Ernst & Young LLP
April 25, 2011

1

Columbus Life Insurance Company

Balance Sheets (Statutory-Basis)

	December 31
	2010	2009
	(in thousands)
Admitted Assets
Cash and invested assets:
Debt securities	$2,328,232	$2,224,567
Preferred and common stocks	52,827	43,420
Investment in common stock of subsidiary	8,173	5,831
Mortgage loans	71,980	66,855
Policy loans	73,464	75,836
Cash, cash equivalents and short-term investments	86,297	53,969
Receivable for securities	1,017	937
Securities lending reinvested collateral assets	16,875	—
Other invested assets	94,728	91,744
Total cash and invested assets	2,733,593	2,563,159

Investment income due and accrued	26,484	25,976
Premiums deferred and uncollected	8,073	4,424
Current federal income taxes recoverable from parent	1,395	2,408
Net deferred income tax asset	32,332	34,336
Other admitted assets	29,587	16,459
Separate account assets	84,800	72,363
Total admitted assets	$2,916,264	$2,719,125

Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,206,425	$2,136,685
Accident and health reserves	3,561	4,198
Liability for deposit-type contracts	174,175	131,635
Policy and contract claims	9,232	11,070
Dividends payable to policyholders	11,029	12,123
Premiums received in advance	132	129
Total policy and contract liabilities	2,404,554	2,295,840

General expense due and accrued	—	397
Transfer to (from) separate accounts due and accrued, net	(6,098)	(4,445)
Asset valuation reserve	24,522	11,811
Interest maintenance reserve	4,299	3,014
Other liabilities	39,030	27,811
Dividends to stockholders declared and unpaid	25,000	—
Payable for securities lending	81,628	40,743
Separate account liabilities	84,800	72,363
Total liabilities	2,657,735	2,447,534

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 10,000 shares	10,000	10,000
Paid-in surplus	81,816	81,816
Accumulated surplus	166,713	179,775
Total capital and surplus	258,529	271,591
Total liabilities and capital and surplus	$2,916,264	$2,719,125

See accompanying notes.

2

Columbus Life Insurance Company

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2010	2009	2008
	(in thousands)
Premiums and other revenues:
Premiums and annuity considerations	$191,643	$247,025	$204,608
Net investment income	144,807	138,309	142,339
Considerations for supplementary contracts with life contingencies	1,299	479	224
Amortization of the interest maintenance reserve	(286)	(210)	89
Fees from management of separate accounts	2,006	2,045	2,067
Other revenues	520	1,745	382
Total premiums and other revenues	339,989	389,393	349,709

Benefits paid or provided:
Death benefits	83,938	91,330	72,316
Annuity benefits	12,241	10,673	10,023
Disability and accident and health benefits	1,609	1,687	1,806
Surrender benefits	86,756	97,879	96,837
Payments on supplementary contracts with life contingencies	991	1,042	1,062
Other benefits	3,714	2,370	4,981
Increase (decrease) in policy reserves and other policyholders’ funds	69,103	93,013	53,158
Total benefits paid or provided	258,352	297,994	240,183

Insurance expenses and other deductions:
Commissions	18,991	20,818	26,218
General expenses	28,096	27,259	26,853
Net transfers to (from) separate account	7,200	10,371	21,955
Other deductions	1,865	3,087	(3,025)
Total insurance expenses and other deductions	56,152	61,535	72,001

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	25,485	29,864	37,525

Dividends to policyholders	10,572	12,048	11,901
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	14,913	17,816	25,624
Federal income tax expense (benefit), excluding tax on capital gains	(322)	(2,113)	(3,008)
Gain (loss) from operations before net realized capital gains (losses)	15,235	19,929	28,632
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(2,689)	(16,072)	(11,670)

Net income (loss)	$12,546	$3,857	$16,962

See accompanying notes.

3

Columbus Life Insurance Company

Statements of Changes in Capital and Surplus (Statutory-Basis)

Years Ended December 31, 2010, 2009 and 2008

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(in thousands)

Balance, January 1, 2008	$10,000	$41,600	$177,461	$229,061

Net income (loss)	—	—	16,962	16,962
Change in net deferred income tax	—	—	(10,744)	(10,744)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($4,710))	—	—	(14,482)	(14,482)
Net change in nonadmitted assets and related items	—	—	4,091	4,091
Change in asset valuation reserve	—	—	10,839	10,839
Change in deferred tax asset from permitted accounting practice	—	—	10,603	10,603
Changes in reserves on account of changes in valuation bases	—	—	12,627	12,627
Dividends to stockholder	—	—	(50,000)	(50,000)
Balance, December 31, 2008	10,000	41,600	157,357	208,957

Net income (loss)	—	—	3,857	3,857
Change in net deferred income tax	—	—	270	270
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $4,958)	—	—	10,035	10,035
Net change in nonadmitted assets and related items	—	—	(383)	(383)
Change in asset valuation reserve	—	—	(3,266)	(3,266)
Change in deferred tax asset from permitted accounting practice	—	—	(10,603)	(10,603)
Change in surplus from deferred tax asset (SSAP 10R)	—	—	17,946	17,946
Cumulative effect of change in accounting principle	—	—	4,562	4,562
Capital contribution	—	40,216	—	40,216
Balance, December 31, 2009	10,000	81,816	179,775	271,591

Net income (loss)	—	—	12,546	12,546
Change in net deferred income tax	—	—	318	318
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $5,535)	—	—	8,290	8,290
Net change in nonadmitted assets and related items	—	—	4,783	4,783
Change in asset valuation reserve	—	—	(12,711)	(12,711)
Change in surplus from deferred tax asset (SSAP 10R)	—	—	(1,288)	(1,288)
Dividends to stockholder	—	—	(25,000)	(25,000)
Balance, December 31, 2010	$10,000	$81,816	$166,713	$258,529

See accompanying notes.

4

Columbus Life Insurance Company

Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2010	2009	2008
	(in thousands)
Cash from Operations:
Premiums collected net of reinsurance	$194,225	$250,363	$205,426
Net investment income received	144,502	135,535	138,845
Benefits paid	(198,243)	(203,045)	(185,529)
Net transfers from (to) separate accounts	(8,807)	(11,209)	(21,278)
Commissions and expense paid	(48,948)	(49,119)	(55,409)
Dividends paid to policyholders	(11,666)	(11,293)	(11,555)
Federal income taxes recovered (paid)	2,139	12,648	(7,023)
Other, net	3,323	1,916	2,430
Net cash from (for) operations	76,525	125,796	65,907

Cash from Investments:
Proceeds from investments sold, matured or repaid:
Debt securities	215,750	362,611	630,458
Preferred and common stocks	16,950	101,474	19,184
Mortgage loans	11,591	6,965	7,455
Other invested assets	3,357	2,326	2,366
Net gains (losses) on cash, cash equivalents and short-term investments	—	—	(9)
Miscellaneous proceeds	4,941	5	—
Net proceeds from investments sold, matured or repaid	252,589	473,381	659,454

Cost of investments acquired:
Debt securities	(319,411)	(599,642)	(646,455)
Preferred and common stocks	(27,110)	(16,639)	(15,048)
Mortgage loans	(16,720)	(4,200)	—
Other invested assets	(17,779)	(546)	(51)
Miscellaneous applications	—	(13)	(1,945)
Total cost of investments acquired	(381,020)	(621,040)	(663,499)

Net change in policy and other loans	2,372	(2,735)	(22)
Net cash from (for) investments	(126,059)	(150,394)	(4,067)

Cash from Financing and Miscellaneous Sources:
Borrowed money	—	(24,693)	80
Net deposits on deposit-type contract funds and other insurance liabilities	(2,722)	53,131	(1,499)
Dividends paid to stockholder	—	—	(50,000)
Other cash provided (applied)	84,584	4,867	(8,498)
Net cash from (for) financing and miscellaneous sources	81,862	33,305	(59,917)

Net change in cash, cash equivalents and short-term investments	32,328	8,707	1,923
Cash, cash equivalents and short-term investments:
Beginning of year	53,969	45,262	43,339
End of year	$86,297	$53,969	$45,262

Cash flow information for non-cash transactions:
Capital contribution from parent in the form of common stock	$—	$40,216	$—
Dividends paid to Western and Southern Life Insurance Company in the form of debt securities	—	—	23,735

See accompanying notes.

5

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis)

December 31, 2010

1.  Nature of Operations and Significant Account Policies

Columbus Life Insurance Company (the Company), a stock life insurance company, is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern), a stock life insurance company. The Company is domiciled in Ohio.

The Company offers individual life, universal life and annuity contracts through general and independent agents and affiliated broker-dealers. The Company is licensed in 49 states and the District of Columbia. For the year ended December 31, 2010, approximately 51.0% of the gross premiums and annuity considerations for the Company were derived from Ohio, Florida, California, Pennsylvania, Texas, and Missouri.

Use of Estimates

The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department).  The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio.  The Department has the right to permit other specific practices that deviate from NAIC SAP.  Effective for the year ended December 31, 2008, the Company has received written approval from the Department to deviate from NAIC SAP by using a three year realization threshold and a fifteen percent of statutory capital and surplus threshold in applying SSAP 10, Income Taxes (SSAP 10), deferred tax asset admittance test, as described in Department Bulletin 2009-04.  At December 31, 2008, the statutory surplus of the Company using the permitted practice was $10.6 million greater than it would have been if NAIC SAP had been followed with respect to determining admitted deferred tax assets.  At December 31, 2009, the permitted practice for the deferred tax admittance test was no longer in effect.  Therefore, the Company reversed the $10.6 million increase to surplus as a result of the permitted practice.  At December 31, 2010, there are no differences in the Company’s net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Ohio. Accounting practices prescribed or permitted by the Department differ in some respects from U.S. generally accepted accounting principles (GAAP).  The more significant differences follow.

6

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

Investments

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss.  Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost.  For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.

7

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value.  Factors management considers for each identified security include the following:

•                  the extent and length of time the fair value has been below the book/adjusted carry value;

•                  the reasons for the decline in value;

•                  specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;

•                  for structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and our position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

•                  for all equity securities and other debt securities with credit related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carry value;

•                  for all other debt securities with interest related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carry value.

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made.  Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss.  If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in 5-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

8

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

Subsidiary

The accounts and operations of the Company’s subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred.  Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as “nonadmitted” (principally a portion of deferred tax assets), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus. Under GAAP, such assets are included in the balance sheets.

Premiums and Benefits

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

9

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

Reinsurance

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.  Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Deferred Income Taxes

Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more likely than not realization threshold.  Deferred tax assets (DTA) are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets (realization within one year and 10% prior to 2009), electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted.  Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more likely than not realization threshold.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

10

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

A reconciliation of capital and surplus and net income of the Company as determined in accordance with NAIC SAP to amounts determined in accordance with GAAP as of December 31 and for the years then ended is as follows:

	2010	2009
	(in thousands)
Capital and surplus as reported in the accompanying statutory-basis financial statements	$258,529	$271,591
Deferred policy acquisition costs	118,410	159,656
Policy reserves	9,811	(5,865)
Asset valuation and interest maintenance reserves	28,821	14,825
Income taxes	(89,338)	(61,949)
Net unrealized on available-for-sale securities	162,574	35,017
Other, net	(1,536)	31,792
Stockholder’s equity, GAAP basis	$487,271	$445,067

	2010	2009	2008
	(in thousands)
Net income (loss) as reported in the accompanying statutory-basis financial statements	$12,546	$3,857	$16,962
Deferred policy acquisition costs	(15,844)	(7,683)	(19,634)
Policy reserves	28,656	15,522	26,578
Income taxes	(7,103)	(10,779)	(1,712)
Interest maintenance reserve	1,285	3,084	(1,152)
Investment write-downs	38	5,326	(10,818)
Other invested assets adjustments	8,043	16,205	(11,110)
Other, net	(2,286)	(4,387)	(2,011)
Net income (loss), GAAP basis	$25,335	$21,145	$(2,897)

Other significant statutory accounting practices follow.

Investments

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost with amortization determined using the interest method.

11

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg, Trepp, dealer surveys or internal estimates and are based on the current interest rate and economic environment.  The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.

Unaffiliated common stocks, other than Federal Home Loan Bank (FHLB) stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.  FHLB stock is carried at cost and is restricted.  At December 31, 2010 and 2009, the Company owned $5.7 million and $4.8 million, of FHLB stock, respectively.  The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB.  See Note 9 for further description.

Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost.  All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value.  Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

There are no restrictions on unaffiliated common or preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

The Company’s non-insurance subsidiary is reported based on underlying audited GAAP equity.  The net change in the subsidiary’s equity is included in capital and surplus.

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee.  Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses.  Distributions from earnings of the investees are reported as net investment income when received.  Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments.  As a result, these investments are actively managed by Company management via detailed evaluation of the investment performance relative to risk.

12

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method.

Premiums

Life and accident and health premiums are recognized as revenue when due.  Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Policy Reserves

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

13

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

Policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method.  The following mortality tables and interest rates are used:

	Percentage of Reserves
	2010	2009
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/2% - 3%	1.7%	1.8%
1958 Commissioners Standard Ordinary, 2-1/2% - 4-1/2%	13.6	14.4
1980 Commissioners Standard Ordinary, 4% - 6%	47.4	49.0
2001 Commissioners Standard Ordinary, 4% - 4-1/2%	8.5	6.9
Annuities:
Various, 2-1/2% - 7-1/2%	27.7	26.8
Supplemental benefits:
Various, 2-1/2% - 7-1/2%	0.8	0.8
Other, 2% - 5-1/2%	0.3	0.3
	100.0%	100.0%

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1st for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates.  For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by one to twenty-five deaths per thousand.

As of December 31, 2010 and 2009, reserves of $35.9 million and $32.0 million, respectively, were recorded on inforce amounts of $2,246.3 million and $2,076.2 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department.  The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition.  Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

14

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.

Policy and Contract Claims

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2010 and 2009.  The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis.  These estimates are subject to the effects of trends in claim severity and frequency.  Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate.  The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Securities Lending

At December 31, 2010, the Company has loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by The Bank of New York Mellon, of which the fair value is $79.4 million.  At December 31, 2009, the Company had loaned various US Treasury securities and corporate bonds as part of a securities lending program administered by The Bank of New York Mellon, of which the fair value was $54.7 million.  The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities.  The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%.  If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company non-admits that portion of the loaned security.  At December 31, 2010 and 2009, the Company did not non-admit any portion of the loaned securities.  The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral.  Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by the Bank of New York Mellon, an unaffiliated agent.

15

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company.  Collateral managed by an unaffiliated agent is invested in cash equivalents and is included in securities lending reinvested collateral assets on the balance sheet at December 31, 2010.  At December 31, 2009, the collateral managed by an unaffiliated agent was not reported on the balance sheet because it was not available for the general use of the Company. (See the Accounting Changes section in Note 1 for further discussion).

At December 31, 2010, the collateral for all securities on loan could be requested to be returned on demand by the borrower.  At December 31, 2010, the fair value of the total collateral is $81.7 million, $64.7 million of which is managed by an affiliated agent and $17.0 million of which is managed by an unaffiliated agent.  At December 31, 2009, the fair value of the total collateral was $56.2 million, $40.6 million of which was managed by an affiliated agent and $15.6 million of which was managed by an unaffiliated agent.  The Company receives cash collateral in an amount in excess of the fair value of the securities loaned.  The Company reinvests the cash collateral primarily in investment-grade debt securities and cash equivalents.

The aggregate collateral broken out by maturity date is as follows:

	Amortized Cost	Fair Value
	(in thousands)
Open	$—	$—
30 Days or less	54,972	55,088
31 to 60 Days	3,009	3,007
61 to 90 Days	—	—
91 to 120 Days	—	—
121 to 180 Days	2,000	2,000
181 to 365 Days	1,004	1,004
1 to 2 Years	—	—
2 to 3 Years	—	—
Greater Than 3 Years	20,590	20,590
Total Collateral	$81,575	$81,689

At December 31, 2010, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $81.6 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.

16

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for non-guaranteed variable universal life contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value.  Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. All separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

Federal Income Taxes

Western and Southern files a consolidated income tax return with its eligible subsidiaries, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax sharing agreement. The benefits from losses of subsidiaries, which are utilized in the consolidated return, will be retained by the subsidiaries under the tax sharing agreement.  Western and Southern pays all federal income taxes due for all members of the consolidated group.  The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax sharing agreement.

The Company includes interest and penalties in the federal income tax line on the statements of operations.

Accounting Changes

Effective December 31, 2010, the Company adopted Statement of Statutory Accounting Principles No. 91-Revised, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R).  In accordance with SSAP 91R, the Company changed the method of reporting securities lending transactions.  SSAP 91R requires collateral received which may be sold or repledged to be reflected on the balance sheet, along with the obligation to return the collateral.  Collateral received which may not be sold or repledged is not recorded on the balance sheet.  For securities lending transactions reported on the balance sheet, the collateral received and the reinvestment of that collateral by an affiliated agent is reflected with the invested assets on the balance sheet based on the type of investment and an offsetting liability is recognized for the obligation to return the collateral.  The collateral received and the

17

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

reinvestment of that collateral by an unaffiliated agent must be reflected as a one-line entry on the balance sheet and an offsetting liability is recognized for the obligation to return the collateral.  Prior to the adoption of SSAP 91R, the Company did not reflect collateral reinvested by an unaffiliated agent on the balance sheet.  At December 31, 2010, SSAP 91R resulted in an increase in securities lending reinvested collateral assets of $16.9 million and an increase in the obligation to return the collateral of $16.9 million.

Effective December 31, 2010, the Company adopted Statement of Statutory Accounting Principles No. 100, Fair Value Measurements (SSAP 100).  SSAP 100 establishes a framework for measuring fair value under current statutory accounting pronouncements that require or permit fair value measurement.  SSAP 100 retains the price notion in the definition of fair value, but clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability.  SSAP 100 also clarifies that fair value measurement should be based on market, not entity specific, assumptions that include an adjustment for risk if the market would use such an adjustment in pricing.  SSAP 100 also establishes a three-level fair value measurement hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  The highest priority is given to quoted market prices and the lowest priority to unobservable inputs where there is little or no market activity for the asset or liability.  The adoption of SSAP 100 did not have a material impact on the Company’s financial statements.  See Note 3 for further information.

Effective July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43-Revised, Loan-backed and Structured Securities (SSAP 43R).  In accordance with SSAP 43R, the Company changed the method of evaluating and reporting loan-backed and structured securities for which an other-than-temporary impairment may exist.  SSAP 43R  requires loan-backed and structured securities in an unrealized loss position which the Company intends to sell or does not have the intent and ability to hold until recovery to be written down to fair value as a realized loss.  SSAP 43R requires loan-backed and structured securities in an unrealized loss position which the Company has the intent and ability to hold until recovery to be written down to the extent the present value of expected future cash flows is lower than the amortized cost.  SSAP 43R also requires a one time cumulative effect adjustment to change the amortized cost of loan-backed and structured securities to the present value of expected future cash flows at July 1, 2009, for securities still held where an other-than-temporary impairment was previously recognized under SSAP 43, Loan-backed and Structured Securities, or for securities where discounting to present value caused the expected future cash flows to be less than amortized cost at July 1, 2009.  As a result, the Company recorded a cumulative effect adjustment in the amount of $4.6 million through cumulative effect of change in accounting principle on the statements of changes in capital and surplus which represents the increase to unassigned surplus from the adoption of SSAP 43R.  The cumulative effect adjustment is net of federal income taxes of $2.4 million.  SSAP 43R resulted in an increase in bonds of $7.0 million and a decrease in deferred tax assets of $2.4 million.

18

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

Effective December 31, 2009, the Company adopted Statement of Statutory Accounting Principles 10R, Income Taxes — Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R).  SSAP 10R amends the deferred tax asset admittance test set forth in SSAP 10, Income Taxes, by using a three year realization threshold and a fifteen percent of statutory capital and surplus threshold in applying the standard.  The adoption of SSAP 10R resulted in an increase to statutory surplus of $17.9 million at December 31, 2009.  SSAP 10R is effective for 2009, 2010 and 2011 financial statements only.  SSAP 10 will be reinstated as authoritative guidance over the reporting of income taxes if subsequent guidance regarding the admissibility of deferred tax assets is not adopted before the end of the effective period.

For the year beginning January 1, 2009, the Company adopted Statement of Statutory Accounting Principles 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment (SSAP 99).  SSAP 99 supersedes guidance in SSAP 26, Bonds, excluding Loan-backed and Structured Securities, SSAP 32, Investments in Preferred Stock, SSAP 43, Loan-backed and Structured Securities, and amends SSAP 34, Investment Income Due and Accrued, by establishing guidance for the treatment of discounts related to particular securities following the recognition of an other-than-temporary impairment.  SSAP 99 establishes that the fair value of the security at the measurement date becomes the new cost basis of the security and that subsequent recoveries in fair value are to be amortized over the remaining life of the security in the prospective manner based on future estimated cash flows for debt securities and redeemable preferred stocks and based on the projected remaining period of principal repayment for loan-backed and structured securities.  This treatment is a change from previous guidance that did not permit recognition of recoveries in fair value until a security was sold or matured.  The adoption of SSAP 99 is prospective.

In 2008, the Company changed to the 2001 CSO mortality table from the 1980 CSO mortality table for determining statutory reserves for certain universal life policies issued after January 1, 2004.  SSAP No. 51, Life Contracts (SSAP 51), requires such a change in valuation basis to be recorded directly to surplus rather than as a part of the reserve change recognized in the statement of operations.  The Company has recorded $11.9 million directly as an increase to surplus as a result of the change in valuation basis through the changes in reserves on account of changes in valuation bases line on the statement of changes in capital and surplus.

In 2008, the Company began using updated mortality assumptions for certain life insurance contracts.  SSAP 51 requires such a change in valuation basis to be recorded directly to surplus rather than as a part of the reserve change recognized in the statement of operations.  The Company has recorded $0.6 million directly as an increase to surplus as a result of the change in valuation basis through the changes in reserves on account of changes in valuation bases line on the statement of changes in capital and surplus.

19

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Account Policies (continued)

Reclassifications

Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the 2010 financial statement presentation.

Subsequent Events

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the Balance Sheet date.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements on April 25, 2011.

20

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments

The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
At December 31, 2010:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$13,131	$593	$(194)	$13,530
Debt securities issued by states of the U.S. and political subdivisions of the states	31,902	710	(661)	31,951
Corporate securities	1,653,679	134,154	(9,771)	1,778,062
Commercial mortgage-backed securities	146,699	8,074	(216)	154,557
Residential mortgage-backed securities	428,964	13,269	(36,316)	405,917
Asset-backed securities	53,857	504	(4,211)	50,150
Total	$2,328,232	$157,304	$(51,369)	$2,434,167

At December 31, 2009:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$29,922	$546	$(94)	$30,374
Debt securities issued by states of the U.S. and political subdivisions of the states	21,525	276	(547)	21,254
Corporate securities	1,567,471	82,214	(24,657)	1,625,028
Commercial mortgage-backed securities	103,780	3,559	(317)	107,022
Residential mortgage-backed securities	460,003	8,531	(72,263)	396,271
Asset-backed securities	41,866	—	(4,695)	37,171
Total	$2,224,567	$95,126	$(102,573)	$2,217,120

21

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

At December 31, 2010 and 2009, the Company held unrated or less-than-investment grade corporate debt securities with a book value of $161.4 million and $169.2 million, respectively, and an aggregate fair value of $145.1 million and $139.1 million, respectively. Those holdings amounted to 6.9% and 7.6%, respectively, of the Company’s investments in debt securities and 5.5% and 6.2%, respectively, of the Company’s total admitted assets as of December 31, 2010 and 2009.  The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities.  The Company considers these evaluations in its overall investment strategy.

Unrealized gains and losses on investments in unaffiliated common stocks and common stock of subsidiary are reported directly in capital and surplus and do not affect net income.  The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks, are as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(in thousands)
At December 31, 2010:
Preferred stocks	$416	$225	$—	$641

Common stocks, unaffiliated	$46,398	$7,079	$(1,066)	$52,411
Common stocks, subsidiary	13,377	—	(5,204)	8,173
	$59,775	$7,079	$(6,270)	$60,584

At December 31, 2009:
Preferred stocks	$416	$26	$—	$442

Common stocks, unaffiliated	$44,977	$769	$(2,742)	$43,004
Common stocks, subsidiary	7,406	—	(1,575)	5,831
	$52,383	$769	$(4,317)	$48,835

22

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal To 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(in thousands)
At December 31, 2010:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(194)	$5,447	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(661)	19,196	—	—
Corporate securities	(4,293)	125,915	(5,478)	54,096
Commercial mortgage-backed securities	(216)	11,940	—	—
Residential mortgage-backed securities	(1,021)	30,375	(35,295)	162,897
Asset-backed securities	(1,584)	16,666	(2,627)	24,327
Total	$(7,969)	$209,539	$(43,400)	$241,320

Preferred stocks	$—	$—	$—	$—
Common stock, unaffiliated	$(813)	$3,120	$(253)	$1,016

23

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal To 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(in thousands)
At December 31, 2009:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(94)	$22,310	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(434)	8,216	(113)	1,886
Corporate securities	(3,382)	154,517	(21,275)	187,568
Commercial mortgage-backed securities	(194)	10,715	(123)	3,923
Residential mortgage-backed securities	(4,073)	49,517	(68,190)	187,304
Asset-backed securities	—	—	(4,695)	37,171
Total	$(8,177)	$245,275	$(94,396)	$417,852

Preferred stocks	$—	$—	$—	$—
Common stock, unaffiliated	$(2,742)	$28,111	$—	$—

Investments that are impaired at December 31, 2010 and 2009, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities and residential mortgage-backed securities.  The impairment of these securities has been deemed as temporary due to the assigned rating and the typical fair value fluctuations of these particular securities in the marketplace, as well as the Company’s intent and ability to hold the securities to recovery, or in the case of interest rate related declines, lack of intent to sell the securities.  For residential mortgage-backed securities, the determination of temporary impairment was also based on an evaluation of the present value of expected future cash flows, which were greater than the book adjusted/carrying values of the securities.  The aggregated unrealized loss is approximately 10.3% and 13.2% of the carrying value of these securities at December 31, 2010 and 2009, respectively.  At December 31, 2010, there were a total of 229 securities held that are considered temporarily impaired, 120 of which have been impaired for 12 months or longer.  At December 31, 2009, there were a total of 304 securities held that were considered temporarily impaired, 195 of which had been impaired for 12 months or longer.  The Company recorded other-than-temporary impairments on securities of $2.1 million, $18.0 million and $16.7 million for the years ended December 31, 2010, 2009 and 2008, respectively.

24

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

The following is a list of each loan-backed security with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2010, and the six month period ended December 31, 2009, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other- Than- Temporary Impairment
	(in thousands)
For the year ended December 31, 2010:

74922EAF6	$1,225	$1,188	$37	$1,188	$964	12/31/2010
75970JAJ5	3,289	2,829	460	2,829	1,732	9/30/2010
12668BYF4	874	822	52	822	641	9/30/2010
021468AG8	474	437	37	437	337	6/30/2010
02148JAD9	4,359	4,082	277	4,082	3,094	6/30/2010
45660L2V0	959	919	40	919	695	6/30/2010
46627MAA5	2,169	2,092	77	2,092	1,555	6/30/2010
52520QAG9	1,731	1,575	156	1,575	1,392	6/30/2010
61749EAF4	1,864	1,704	160	1,704	1,154	6/30/2010
61749WAK3	408	381	27	381	257	6/30/2010
75970JAJ5	3,378	3,309	69	3,309	1,954	6/30/2010
76112HAD9	4,082	3,624	458	3,624	2,823	6/30/2010
Total	$24,812	$22,962	$1,850	$22,962	$16,598

For the six month period ended December 31, 2009:

059469AF3	$1,491	$1,445	$46	$1,445	$1,029	12/31/2009
12668BYF4	919	874	45	874	688	12/31/2009
225470M67	471	437	34	437	316	12/31/2009
52522HAN2	488	433	55	433	306	12/31/2009
65538PAF5	1,692	1,654	38	1,654	1,192	12/31/2009
75970JAJ5	3,512	3,392	120	3,392	2,023	12/31/2009
761118MD7	9,410	8,972	438	8,972	6,329	12/31/2009
939344AR8	1,812	1,696	116	1,696	1,104	12/31/2009
93935WAD6	2,832	2,701	131	2,701	1,988	12/31/2009
00079CAE9	566	558	8	558	440	9/30/2009

25

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other-Than- Temporary Impairment	Fair Value	Date of Other- Than- Temporary Impairment
	(in thousands)
For the six month period ended December 31, 2009 (continued):

059515BF2	6,667	5,860	807	5,860	4,786	9/30/2009
12668WAU1	982	917	65	917	323	9/30/2009
32056FAG7	302	72	230	72	63	9/30/2009
52524MAV1	439	387	52	387	162	9/30/2009
Total	$31,583	$29,398	$2,185	$29,398	$20,749

The Company had no other-than-temporary impairments on loan-backed securities for the year ended December 31, 2010, and the six month period ended December 31, 2009, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2010, by contractual maturity, is as follows:

	Book/
	Adjusted	Fair
	Carrying Value	Value
	(in thousands)
Years to maturity:
One or less	$69,123	$70,368
After one through five	306,392	325,697
After five through ten	450,920	483,921
After ten	872,277	943,557
Mortgage-backed securities/Asset-backed securities	629,520	610,624
Total	$2,328,232	$2,434,167

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

26

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

Proceeds from sales of investments in debt securities during 2010, 2009, and 2008 were $63.6 million, $240.9 million and $169.3 million; gross gains of $2.4 million, $7.7 million and $1.4 million and gross losses of $0.7 million, $2.9 million, and $5.2 million were realized on these sales in 2010, 2009 and 2008, respectively.

Proceeds from sales of investments in equity securities during 2010, 2009 and 2008 were $16.9 million, $0.0 million, and $19.2 million; gross gains of $0.6 million, $0.0 million, and $0.1 million and gross losses of $3.2 million, $0.0 million, and $0.1 million were realized on these sales in 2010, 2009 and 2008, respectively.

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the year ended December 31:

	2010	2009	2008
	(in thousands)
Realized capital gains (losses)	$(2,494)	$(9,541)	$(21,540)
Less amount transferred to IMR (net of related taxes (benefits) of $538 in 2010, $1,547 in 2009 and ($572) in 2008)	999	2,873	(1,063)
Less federal income tax expense (benefit) of realized capital gains (losses)	(804)	3,658	(8,807)
Net realized capital gains (losses)	$(2,689)	$(16,072)	$(11,670)

Net investment income consisted of the following for the years ended December 31:

	2010	2009	2008
	(in thousands)
Debt securities	$136,875	$130,383	$124,649
Equity securities	844	371	6,649
Mortgage loans	5,493	5,055	5,918
Policy loans	4,902	4,995	4,799
Cash, cash equivalents and short-term investments	249	411	1,124
Other invested assets	(2,424)	(2,672)	(1,447)
Other	323	893	1,733
Gross investment income	146,262	139,436	143,425
Investment expenses	1,455	1,127	1,086
Net investment income	$144,807	$138,309	$142,339

27

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

The Company’s investments in mortgage loans principally involve commercial real estate.  At December 31, 2010, 39.8% of such mortgages, or $28.7 million, involved properties located in Florida and Illinois.  Such investments consist of primarily first mortgage liens on completed income-producing properties.  The aggregate mortgage outstanding to any one borrower does not exceed $12.4 million.  During 2010, the respective maximum and minimum lending rates for mortgage loans issued were 7.15% and 6.00%, respectively.  At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80%.  During 2010, the Company did not reduce interest rates on any outstanding mortgages.

28

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Value of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value.  Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.

The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value.  Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.

Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels.  The Company’s policy is to recognize transfers in and transfers out of levels at the end of the reporting period.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company does not have assets or liabilities carried at fair value that meet the definition of Level 2.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include NAIC rated 6 residential mortgage-backed securities representing subordinated tranches in securitization trusts containing residential mortgage loans originated during the period of 2005 to 2007.  These securities are currently rated below investment grade.  To measure fair value, the Company used an internal fair value model to estimate future cash flows and then discounts the expected future cash flows using the current market rates applicable to the coupon rate, credit risk, and weighted-average-life of the investments. The internal fair value model uses both market-based data and data specific to the underlying loans of each security in determining assumptions for default probabilities, loss severities and prepayment speeds to determine the estimated future cash flows for each security.

The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value. Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the

29

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Value of Financial Instruments (continued)

realization of unrealized gains or losses. For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.  Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below.

Debt Securities

The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.  Less liquid private placement securities, auction rate securities and asset/mortgage-backed securities for which the Company does not receive public quotations or if the Company deems the quotations to reflect distressed sales are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.

Mortgage Loans

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk.  The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

Derivatives

The fair values of credit default swaps and options have been determined using valuation models incorporating significant unobservable inputs, including projected discounted cash flows, applicable swap curves and implied volatilities.

30

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Value of Financial Instruments (continued)

Cash, Cash Equivalents and Short-Term Investments

The fair values of cash, cash equivalents and short-term investments are based on quoted market prices.

Securities Lending Reinvested Collateral Assets

The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices.

Assets Held in Separate Accounts

Assets held in separate accounts include debt securities and mutual funds. The fair values of these assets have been determined using the same methodologies as for debt and equity securities.

Reserves

The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows.  Present values reflect the Company’s margin for uncertainty of the timing of liability cash flows.  Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances.

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

Securities Lending Liability

The liability represents the Company’s obligation to return collateral related to securities lending transactions.  The liability short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

31

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Value of Financial Instruments (continued)

At December 31, 2009, the Company held financial instruments which were measured at fair value on a non-recurring basis, which primarily included NAIC 6 debt securities required to be reported at the lower of cost or fair value.  At December 31, 2010, SSAP 100 clarified that securities reported at the lower of cost or fair value based on NAIC designation should be classified as recurring regardless if the security was reported in the previous period at amortized cost.  Therefore, additional financial instruments have been included on the reconciliation for assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2010.  The additional financial instruments may cause the January 1, 2010 beginning asset/(liability) to differ from the December 31, 2009 ending asset/(liability).  (See the Accounting Changes section in Note 1 for further discussion).

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(in thousands)
At December 31, 2010:
Assets:
Residential mortgage-backed securities	$1,396	$—	$—	$1,396
Common stocks, unaffiliated	46,733	46,733	—	—
Derivatives	744	—	—	744
Separate account assets*	29,930	29,930	—	—
Total assets	$78,803	$76,663	$—	$2,140

Liabilities:
Derivatives	$(273)	$—	$—	$(273)

At December 31, 2009:
Assets:
Common stocks, unaffiliated	$43,004	$43,004	$—	$—
Derivatives	215	—	—	215
Separate account assets*	29,036	29,036	—	—
Total assets	$72,255	$72,040	$—	$215

Liabilities:
Derivatives	$(51)	$—	$—	$(51)

* Separate account assets measured at fair value in this table do not include assets backing the market value adjusted annuities, which are held at amortized cost.

There were no significant transfers between Level 1 and Level 2 of the fair value hierarchy.

32

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Value of Financial Instruments (continued)

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2010, is as follows:

							Changes in
							Unrealized
							Gains
	Beginning						(Losses)
	Asset/	Total		Purchases,		Ending Asset/	Included in
	(Liability)	Realized/Unrealized Gains		Sales,		(Liability) as	Net Income
	as of	(Losses) Included in:		Issuances	Transfers	of	Related to
	January 1, 2010	Net Income	Surplus	and Settlements	In (Out) of Level 3	December 31, 2010	Positions Still Held
	(in thousands)
Assets:
Residential mortgage-backed securities	$1,713	$—	$155	$(472)	$—	$1,396	$—
Derivatives	215	—	264	265	—	744	—
Total assets	$1,928	$—	$419	$(207)	$—	$2,140	$—

Liabilities:
Derivatives	$(51)	$—	$(111)	$(111)	$—	$(273)	$—

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2009, is as follows:

Changes in
Unrealized
Gains
	Beginning						(Losses)
	Asset/	Total		Purchases,		Ending Asset/	Included in
	(Liability)	Realized/Unrealized Gains		Sales,		(Liability) as	Net Income
	as of	(Losses) Included in:		Issuances	Transfers	of	Related to
	January 1, 2009	Net Income	Surplus	and Settlements	In (Out) of Level 3	December 31, 2009	Positions Still Held
(in thousands)
Assets:
Derivatives	$(6)	$—	$57	$164	$—	$215	$—

Liabilities:
Derivatives	$—	$—	$(16)	$(35)	$—	$(51)	$—

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010 and 2009.

33

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Value of Financial Instruments (continued)

The carrying amounts and fair values of the Company’s significant financial instruments follow.

	December 31, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Assets:
Debt securities	$2,328,232	$2,434,167	$2,224,567	$2,217,120
Preferred stocks	416	641	416	442
Common stocks, unaffiliated	52,411	52,411	43,004	43,004
Mortgage loans	71,980	77,601	66,855	68,499
Cash, cash equivalents and short-term investments	86,297	86,297	53,969	53,969
Securities lending reinvested collateral assets	16,875	16,990	—	—
Separate account assets	84,800	88,515	72,363	74,919

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$716,325	$761,047	$647,724	$686,604
Securities lending liability	81,628	81,628	40,743	40,743
Separate account liabilities*	51,908	55,616	41,822	44,585

*Variable universal life contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.

34

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4.  Related Party Transactions

The Company is party to a service agreement with certain Western and Southern affiliated companies for the performance of certain legal services, investment advisory and data processing functions.  The Company paid $5.7 million, $5.6 million and $5.6 million in 2010, 2009 and 2008, respectively, for these services.

At December 31, 2010, the Company accrued $25.0 million for a dividend to be paid in the form of cash to Western and Southern.  The dividend was paid on January 3, 2011.

On September 16, 2009, the Company received a $40.2 million capital contribution from Western and Southern.  The contribution was in the form of common stock at fair value.

On December 11, 2008, the Company paid a dividend of $50.0 million to Western and Southern.  The dividend consisted of $23.7 million in debt securities at fair value and $26.3 million in cash.  The dividend was extraordinary, which means that it required prior approval from the Department.

The Company has entered into a reinsurance agreement with Western and Southern. See Note 5 for further description.

35

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5.  Reinsurance

On July 1, 1986, the Company entered into an agreement (the “agreement”) with Western and Southern where the Company reinsured the liabilities of, and began servicing and administering the former business of, Columbus Mutual Life Insurance Company (Columbus Mutual), a former affiliate of Western and Southern that merged with Western and Southern.  The agreement is anticipated to last until all obligations for policies issued by Columbus Mutual are settled. Reserves reflected on the Company’s balance sheets for policies and contracts included under the agreement are:

	December 31
	2010	2009
	(in thousands)

Life and annuity reserves	$651,370	$669,994
Accident and health reserves	3,578	4,219

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements.  The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2010	2009	2008
	(in thousands)
Direct premiums	$228,922	$282,011	$237,862
Assumed premiums:
Affiliates	—	—	—
Non-affiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Non-affiliates	(37,279)	(34,986)	(33,254)
Net premiums	$191,643	$247,025	$204,608

36

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5.  Reinsurance (continued)

The Company’s ceded reinsurance arrangements reduced other certain items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2010	2009	2008
	(in thousands)
Benefits paid or provided:
Affiliated	$—	$—	$—
Non-affiliates	53,252	54,698	34,310
Policy and contract liabilities:
Affiliated	—	—	—
Non-affiliates	76,057	78,925	74,281

At December 31, 2010, the Company has no significant reserves ceded to unauthorized reinsurers.  Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits. At December 31, 2010, the Company’s reinsurance recoverables are not material and no individual reinsurer owed the Company an amount that was equal to or greater than 3% of the Company’s capital and surplus.

Other than as described above, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2010, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.  The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in surplus at December 31, 2010, if all reinsurance ceded agreements were cancelled.

37

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes

The Company is included in the consolidated income tax return of Western and Southern. The Company had a receivable from Western and Southern in the amount of $1.4 million and $2.4 million as of December 31, 2010 and 2009, respectively.  The tax years of 2010, 2009 and 2008 remain subject to examination by major tax jurisdictions.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2010, in the event of future net losses is $0.0 million, $1.4 million, and $0.0 million from 2010, 2009, and 2008, respectively.

The change in net deferred income taxes is comprised of the following:

		Ordinary	Capital	Total
		(in thousands)
2010:
(a)	Gross deferred tax assets	$65,319	$3,940	$69,259
(b)	Statutory valuation allowance adjustment	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	65,319	3,940	69,259
(d)	Deferred tax liabilities	14,597	12,613	27,210
(e)	Net deferred tax assets (c – d)	50,722	(8,673)	42,049
(f)	Deferred tax assets nonadmitted	9,717	—	9,717
(g)	Net admitted deferred tax assets (e – f)	$41,005	$(8,673)	$32,332

		Ordinary	Capital	Total
		(in thousands)
2009:
(a)	Gross deferred tax assets	$63,206	$6,559	$69,765
(b)	Statutory valuation allowance adjustment	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	63,206	6,559	69,765
(d)	Deferred tax liabilities	5,434	17,065	22,499
(e)	Net deferred tax assets (c – d)	57,772	(10,506)	47,266
(f)	Deferred tax assets nonadmitted	12,930	—	12,930
(g)	Net admitted deferred tax assets (e – f)	$44,842	$(10,506)	$34,336

		Ordinary	Capital	Total
		(in thousands)
Change:
(a)	Gross deferred tax assets	$2,113	$(2,619)	$(506)
(b)	Statutory valuation allowance adjustment	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	2,113	(2,619)	(506)
(d)	Deferred tax liabilities	9,163	(4,452)	4,711
(e)	Net deferred tax assets (c – d)	(7,050)	1,833	(5,217)
(f)	Deferred tax assets nonadmitted	(3,213)	—	(3,213)
(g)	Net admitted deferred tax assets (e – f)	$(3,837)	$1,833	$(2,004)

38

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

The Company has elected to admit DTAs pursuant to paragraph 10.e. of SSAP No. 10R, Income Taxes — A Temporary Replacement of SSAP No. 10.  The current period election does not differ from the prior period election.

The following table provides the increased amount by tax character, and the change in such, of admitted adjusted gross DTAs as the result of the application of paragraph 10.e. of SSAP No. 10R, Income Taxes — A Temporary Replacement of SSAP No. 10:

	2010	2009	Change
	(in thousands)
Increase (decrease) in deferred tax assets admitted from SSAP 10R, para. 10.e.	$16,658	$17,946	$(1,288)

		Ordinary	Capital	Total
		(in thousands)
2010:
Admission calculation components SSAP 10R, Paragraphs 10.a, 10.b, and 10.c:
(a)	SSAP 10R, Paragraph 10.a.	$—	$1,865	$1,865
(b)	SSAP 10R, Paragraph 10.b. (lesser of para. 10.b.i. and 10.b.ii. below)	11,734	2,075	13,809
(c)	SSAP 10R, Paragraph 10.b.i.	11,734	2,075	13,809
(d)	SSAP 10R, Paragraph 10.b.ii.			23,647
(e)	SSAP 10R, Paragraph 10.c.	27,210	—	27,210
(f)	Total (a + b + e)	$38,944	$3,940	$42,884

Admission calculation components SSAP 10R, Paragraph 10.e.:
(g)	SSAP 10R, Paragraph 10.e.i.	$—	$1,865	$1,865
(h)	SSAP 10R, Paragraph 10.e.ii. (lesser of para. 10.e.ii.a. and 10.e.ii.b. below)	28,392	2,075	30,467
(i)	SSAP 10R, Paragraph 10.e.ii.a.	28,392	2,075	30,467
(j)	SSAP 10R, Paragraph 10.e.ii.b.			35,470
(k)	SSAP 10R, Paragraph 10.e.iii.	27,210	—	27,210
(l)	Total (g + h + k)	$55,602	$3,940	$59,542

Total adjusted capital and the RBC authorized control level used in the SSAP 10R, paragraph 10.d. evaluation were as follows:

(m)	Total adjusted capital	$288,057
(n)	RBC authorized control level	$26,539

39

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

		Ordinary	Capital	Total
		(in thousands)
2009:
Admission calculation components SSAP 10R, Paragraphs 10.a, 10.b, and 10.c:
(a)	SSAP 10R, Paragraph 10.a.	$1,522	$1,337	$2,859
(b)	SSAP 10R, Paragraph 10.b. (lesser of para. 10.b.i. and 10.b.ii. below)	8,792	4,739	13,531
(c)	SSAP 10R, Paragraph 10.b.i.	8,792	4,739	13,531
(d)	SSAP 10R, Paragraph 10.b.ii.			22,708
(e)	SSAP 10R, Paragraph 10.c.	22,016	483	22,499
(f)	Total (a + b + e)	$32,330	$6,559	$38,889

Admission calculation components SSAP 10R, Paragraph 10.e.:
(g)	SSAP 10R, Paragraph 10.e.i.	$1,522	$1,337	$2,859
(h)	SSAP 10R, Paragraph 10.e.ii. (lesser of para. 10.e.ii.a. and 10.e.ii.b. below)	26,738	4,739	31,477
(i)	SSAP 10R, Paragraph 10.e.ii.a.	26,738	4,739	31,477
(j)	SSAP 10R, Paragraph 10.e.ii.b.			31,810
(k)	SSAP 10R, Paragraph 10.e.iii.	22,016	483	22,499
(l)	Total (g + h + k)	$50,276	$6,559	$56,835

Total adjusted capital and the RBC authorized control level used in the SSAP 10R, paragraph 10.d. evaluation were as follows:

(m)	Total adjusted capital	$289,457
(n)	RBC authorized control level	$25,942

		Ordinary	Capital	Total
		(in thousands)
Change:
Admission calculation components SSAP 10R, Paragraphs 10.a, 10.b, and 10.c:
(a)	SSAP 10R, Paragraph 10.a.	$(1,522)	$528	$(994)
(b)	SSAP 10R, Paragraph 10.b. (lesser of para. 10.b.i. and 10.b.ii. below)	2,942	(2,664)	278
(c)	SSAP 10R, Paragraph 10.b.i.	2,942	(2,664)	278
(d)	SSAP 10R, Paragraph 10.b.ii.			939
(e)	SSAP 10R, Paragraph 10.c.	5,194	(483)	4,711
(f)	Total (a + b + e)	$6,614	$(2,619)	$3,995

40

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

		Ordinary	Capital	Total
		(in thousands)
Admission calculation components SSAP 10R, Paragraph 10.e.:
(g)	SSAP 10R, Paragraph 10.e.i.	$(1,522)	$528	$(994)
(h)	SSAP 10R, Paragraph 10.e.ii. (lesser of para. 10.e.ii.a. and 10.e.ii.b. below)	1,654	(2,664)	(1,010)
(i)	SSAP 10R, Paragraph 10.e.ii.a.	1,654	(2,664)	(1,010)
(j)	SSAP 10R, Paragraph 10.e.ii.b.			3,660
(k)	SSAP 10R, Paragraph 10.e.iii.	5,194	(483)	4,711
(l)	Total (g + h + k)	$5,326	$(2,619)	$2,707

The changes in total adjusted capital and the RBC authorized control level used in the SSAP 10R, paragraph 10.d. evaluation were as follows:

(m)	Total adjusted capital	$(1,400)
(n)	RBC authorized control level	$597

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation and the increased amount of deferred tax assets, admitted assets and statutory surplus as a result of the application of SSAP No. 10R, paragraph 10.e. is as follows:

		Ordinary	Capital	Total
		(in thousands)
2010:
SSAP 10R, Paragraphs 10.a., 10.b., and 10.c.:
(a)	Admitted deferred tax assets	$38,944	$3,940	$42,884
(b)	Admitted assets			$2,899,606
(c)	Adjusted statutory surplus *			$241,871
(d)	Total adjusted capital from DTAs			$271,399

Increases due to SSAP 10R, Paragraph 10.e.:
(e)	Admitted deferred tax assets	$16,658	$—	$16,658
(f)	Admitted assets			$16,658
(g)	Statutory surplus			$16,658

41

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

		Ordinary	Capital	Total
		(in thousands)
2009:
SSAP 10R, Paragraphs 10.a., 10.b., and 10.c.:
(a)	Admitted deferred tax assets	$32,330	$6,559	$38,889
(b)	Admitted assets			$2,701,179
(c)	Adjusted statutory surplus *			$253,645
(d)	Total adjusted capital from DTAs			$271,511

Increases due to SSAP 10R, Paragraph 10.e.:
(e)	Admitted deferred tax assets	$17,946	$—	$17,946
(f)	Admitted assets			$17,946
(g)	Statutory surplus			$17,946

		Ordinary	Capital	Total
		(in thousands)
Change:
SSAP 10R, Paragraphs 10.a., 10.b., and 10.c.:
(a)	Admitted deferred tax assets	$6,614	$(2,619)	$3,995
(b)	Admitted assets			$198,427
(c)	Adjusted statutory surplus *			$(11,774)
(d)	Total adjusted capital from DTAs			$(112)

Increases due to SSAP 10R, Paragraph 10.e.:
(e)	Admitted deferred tax assets	$(1,288)	$—	$(1,288)
(f)	Admitted assets			$(1,288)
(g)	Statutory surplus			$(1,288)

*      As reported on the statutory balance sheet for the most recently filed statement with the Ohio Department of Insurance commissioner adjusted in accordance with SSAP 10R, Paragraph 10.b.ii.

Nonadmitted deferred tax assets decreased by $3.2 million, $7.6 million and $2.9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The impact of tax planning strategies on adjusted gross DTAs and net admitted DTAs for the year ended December 31, 2010, is as follows:

	Ordinary	Capital	Total
Adjusted gross DTA (% of total adjusted gross DTAs)	2.89%	5.69%	8.58%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	3.36%	6.62%	9.98%

42

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

Current income taxes incurred for the years ended December 31 consist of the following major components:

	2010	2009	2008
	(in thousands)
Federal	$5,063	$3,594	$2,481
Foreign	—	—	—
Subtotal	5,063	3,594	2,481
Federal income tax on net capital gains	(804)	3,658	(8,807)
Utilization of capital loss carry-forwards	—	—	—
Other	(5,385)	(5,707)	(5,489)
Federal and foreign income taxes incurred	$(1,126)	$1,545	$(11,815)

The main components of deferred tax amounts at December 31 are as follows:

			2010	2009	Change
			(in thousands)
Deferred tax assets
(a)	Ordinary:
	(1)	Discounting of unpaid losses	$—	$—	$—
	(2)	Unearned premium revenue	—	—	—
	(3)	Policyholder reserves	35,196	32,563	2,633
	(4)	Investments	—	—	—
	(5)	Deferred acquisition costs	18,376	18,912	(536)
	(6)	Policyholder dividends accrual	2,978	3,399	(421)
	(7)	Fixed assets	—	—	—
	(8)	Compensation and benefits accrual	8,516	7,982	534
	(9)	Pension accrual	—	—	—
	(10)	Receivables — nonadmitted	243	342	(99)
	(11)	Net operating loss carry-forward	—	—	—
	(12)	Tax credit carry-forward	—	—	—
	(13)	Other	10	8	2
	(14)	Subtotal	65,319	63,206	2,113
(b)	Statutory valuation allowance adjustment		—	—	—
(c)	Nonadmitted		9,717	12,930	(3,213)
(d)	Admitted ordinary deferred tax assets (a14 – b – c)		55,602	50,276	5,326

43

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

			2010	2009	Change
			(in thousands)
Deferred tax assets (continued)
(e)	Capital:
	(1)	Investments	3,940	6,559	(2,619)
	(2)	Net capital loss carry-forward	—	—	—
	(3)	Real estate	—	—	—
	(4)	Other	—	—	—
	(5)	Subtotal	3,940	6,559	(2,619)
(f)	Statutory valuation allowance adjustment		—	—	—
(g)	Nonadmitted		—	—	—
(h)	Admitted capital deferred tax assets (e5 – f – g)		3,940	6,559	(2,619)
(i)	Admitted deferred tax assets (d + h)		$59,542	$56,835	$2,707

Deferred tax liabilities
(a)	Ordinary:
	(1)	Investments	$12,871	$3,566	$9,305
	(2)	Fixed assets	—	—	—
	(3)	Deferred and uncollected premium	1,443	1,548	(105)
	(4)	Policyholder reserves	—	—	—
	(5)	Other	283	320	(37)
	(6)	Subtotal	14,597	5,434	9,163
(b)	Capital:
	(1)	Investments	12,613	17,065	(4,452)
	(2)	Real estate	—	—	—
	(3)	Other	—	—	—
	(4)	Subtotal	12,613	17,065	(4,452)
(c)	Deferred tax liabilities (a6 + b4)		$27,210	$22,499	$4,711

Net deferred tax assets (liabilities)			$32,332	$34,336	$(2,004)

44

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

The Company’s federal income tax expense and change in net deferred income taxes differs from the amount obtained by applying the federal statutory rate of 35% to gain from operations before federal income tax expense and net realized capital gains.  The significant differences for the years ended December 31, are as follows (in thousands):

		Effective		Effective		Effective
	2010	Tax Rate	2009	Tax Rate	2008	Tax Rate
Provision computed at statutory rate	$5,219	35.00%	$6,236	35.00%	$8,968	35.00%
Dividends received deduction	(127)	(0.85)	(62)	(0.35)	(23)	(0.09)
Tax credits	(6,183)	(41.46)	(5,840)	(32.78)	(5,678)	(22.16)
Other invested assets	(180)	(1.21)	—	0.00	—	0.00
Nonadmitted assets	99	0.66	(223)	(1.25)	404	1.58
Security transfer(1)	—	0.00	5,613	31.50	—	0.00
Other	600	4.03	(1,110)	(6.22)	2,796	10.91
Total	$(572)	(3.83)%	$4,614	25.90%	$6,467	25.24%

Federal income taxes incurred	$(322)	(2.16)%	$(2,113)	(11.86)%	$(3,008)	(11.74)%
Change in net deferred income taxes(2)	(250)	(1.67)	6,727	37.76	9,475	36.98
Total statutory income taxes	$(572)	(3.83)%	$4,614	25.90%	$6,467	25.24%

(1)          Tax effects of securities transferred to other legal entities within the tax sharing agreement

(2)          Excludes change in net deferred income taxes on certain realized gains/losses of $(68), $(6,997) and $1,269 for the years ended December 31, 2010, 2009 and 2008, respectively.

45

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

7.  Regulatory Matters

The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2010 and 2009, the Company exceeded the minimum risk-based capital standards.

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of ten percent of statutory surplus or statutory net income as of the preceding December 31, but only to the extent of earned surplus as of the preceding December 31. In 2011, the Company has $0.9 million available for payment of dividends based on capital and surplus of $258.5 million and dividends accrued of $25.0 million at December 31, 2010.

8.  Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts.  The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations

At December 31, 2010, the Company does not have any material leases for office space or equipment.

At December 31, 2010, the Company has future commitments to provide additional capital contributions of $3.8 million to private equity joint ventures, limited partnerships and limited liability companies, excluding those related to Low Income Housing Tax Credits.

At December 31, 2010, the Company has future commitments to provide additional capital contributions of $9.1 million to private equity joint ventures, limited partnerships and limited liability companies investing in Low Income Housing Tax Credit properties.

46

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9.  Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2010, the Company’s annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(in thousands)
Subject to discretionary withdrawal:
With market value adjustment	$51,908	6.0%
At book value less current surrender charge of 5% or more	181,738	21.0%
At fair value	—	—
Total with adjustment or at market value	233,646	27.0%
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	525,788	60.9%
Not subject to discretionary withdrawal	104,725	12.1%
Total annuity reserves and deposit fund liabilities (before reinsurance)	864,159	100.0%
Less reinsurance ceded	—
Net annuity reserves and deposit fund liabilities	$864,159

Of the total net annuity reserves and deposit fund liabilities of $864.2 million at December 31, 2010, $812.3 million was included in the general account and $51.9 million was included in the separate accounts.

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions that may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

47

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9.  Annuity Reserves and Deposit-Type Contract Liabilities (continued)

The Company is a member of the Federal Home Loan Bank (FHLB).  Through its association with the FHLB and by purchasing a specified amount of FHLB stock, the Company can enter into deposit contracts (funding agreements).  The Company owned $5.7 million and $4.8 million of FHLB stock at December 31, 2010 and 2009, respectively.  The Company had outstanding deposit contracts of $80.0 million and $51.7 million as of December 31, 2010 and 2009, respectively, which were entered into for investment spread management purposes.  The total reserves related to the FHLB deposit contracts were $80.0 million and $51.7 million as of December 31, 2010 and 2009, respectively.  These contracts will mature in 2018.  The Company did not have any fixed rate advances in 2010.  Interest was credited monthly for fixed rate advances at 0.2% for 2009.  Interest is credited quarterly for floating rate advances based on the three-month LIBOR plus 13 or 24 basis points for 2010.  Interest was credited quarterly for floating rate advances based on the three-month LIBOR plus 23 or 24 basis points for 2009.  The Company maintained restricted collateral for these deposit contracts, which consisted of investments, with a book value of $122.9 million and $76.3 million at December 31, 2010 and 2009, respectively.  The deposit contract liabilities and related assets are accounted for in the Company’s general account.  The total additional funding capacity available was $21.7 million and $6.7 million as of December 31, 2010 and 2009, respectively.

48

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10.  Separate Account

The Company’s guaranteed separate accounts consist of non-indexed, guaranteed rate options. The guaranteed rate options are sold as a fixed annuity product.  These options carry a minimum interest guarantee based on the guarantee period selected by the policyholder.  The fixed annuity product provides a death benefit equal to the account value.

The Company’s nonguaranteed separate accounts consist of variable universal life insurance contracts.  The net investment experience of variable universal life insurance contracts is credited directly to the policyholder and can be positive or negative.  The death benefit and cash value under the variable universal life insurance contracts may vary with the investment performance of the underlying investments in the separate accounts.

Information regarding the separate account of the Company as of and for the year ended December 31, 2010, is as follows:

	Nonindexed Guaranteed Less than / equal to 4%	Nonguaranteed Separate Accounts	Total
	(in thousands)
Premiums, considerations or deposits	$10,774	$2,469	$13,243

Reserves for separate accounts with assets at:
Fair value	$—	$26,793	$26,793
Amortized cost	51,908	—	51,908
Total reserves	$51,908	$26,793	$78,701

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$51,908	$—	$51,908
At book value without fair value adjustment and with current surrender charge of 5% or more	—	—	—
At fair value	—	26,793	26,793
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—
Subtotal	51,908	26,793	78,701
Not subject to discretionary withdrawal	—	—	—
Total separate accounts reserves	$51,908	$26,793	$78,701

49

Columbus Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10.  Separate Account (continued)

A reconciliation of the amounts transferred to and from the separate account is presented below:

2010
(in thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$13,243
Transfers from separate accounts	6,371
Net transfers to (from) separate accounts	6,872

Reconciling adjustments:
Other account adjustments	328

Transfers as reported in the Summary of Operations of the Company	$7,200

11.  Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2010, were as follows:

	Gross	Net of Loading
	(in thousands)

Ordinary new business	$463	$167
Ordinary renewal	6,120	7,906
Total	$6,583	$8,073

50

Financial Statement Schedules (Statutory-Basis)

Columbus Life Insurance Company

Summary of Investments - Other Than Investments in Related Parties

(in thousands)

December 31, 2010

Schedule I

Type of Investment	Cost (1)	Market Value	Amount at which shown in the Balance Sheet
Debt securities
Bonds:
United States government and government agencies and authorities	$19,613	$20,234	$19,613
States, municipalities and political subdivisions	314,576	324,972	314,576
Foreign governments	13,031	13,868	13,031
All other corporate bonds	1,981,012	2,075,093	1,981,012
Preferred stocks	416	641	416
Total fixed maturities	2,328,648	2,434,808	2,328,648

Equity securities
Common stocks:	46,398	52,411	52,411
Industrial, miscellaneous and all other

Mortgage loans on real estate	71,980		71,980
Policy loans	73,464		73,464
Other long-term investments	22,075		22,075
Cash, cash equivalents and short-term investments	103,172		103,172
Total investments	$2,645,737		$2,651,750

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

51

Columbus Life Insurance Company

Supplementary Insurance Information

(in thousands)

Schedule III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2010
Individual life	$1,574,671	$—	$9,190	$118,531	$104,431	$170,630	$25,571
Individual health	3,561	35	42	248	248	106	27	$248
Group life and health	—	—	—	—	—	—	—	—
Annuity	631,754	—	—	74,163	40,128	87,616	2,498
Corporate and other	—	—	—	—	—	—	—
	$2,209,986	$35	$9,232	$192,942	$144,807	$258,352	$28,096

Year ended December 31, 2009
Individual life	$1,543,825	$—	$11,028	$116,402	$97,892	$157,084	$25,009
Individual health	4,197	39	42	293	298	127	55	$293
Group life and health	—	—	—	—	—	—	—	—
Annuity	592,861	—	—	130,809	40,119	140,783	2,195
Corporate and other	—	—	—	—	—	—	—
	$2,140,883	$39	$11,070	$247,504	$138,309	$297,994	$27,259

Year ended December 31, 2008
Individual life	$1,536,329	$—	$6,849	$127,930	$105,454	$160,421	$24,011
Individual health	4,936	48	48	343	375	210	65	$342
Group life and health	—	—	—	—	—	—	—	—
Annuity	506,605	—	—	76,559	36,510	79,552	2,777
Corporate and other	—	—	—	—	—	—	—
	$2,047,870	$48	$6,897	$204,832	$142,339	$240,183	$26,853

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

52

Columbus Life Insurance Company

Reinsurance

(in thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2010
Life insurance in force	$12,217,782	$6,200,697	$2,094,215	$8,111,300	26%
Premiums:
Individual life	$155,775	$37,244	$—	$118,531	0%
Individual health	283	35	—	248	0%
Group life and health	—	—	—	—	—
Annuity	74,163	—	—	74,163	0%
	$230,221	$37,279	$—	$192,942	0%

Year ended December 31, 2009
Life insurance in force	$11,723,579	$5,682,765	$2,214,892	$8,255,706	27%
Premiums:
Individual life	$151,347	$34,945	$—	$116,402	0%
Individual health	334	41	—	293	0%
Group life and health	—	—	—	—	—
Annuity	130,809	—	—	130,809	0%
	$282,490	$34,986	$—	$247,504	0%

Year ended December 31, 2008
Life insurance in force	$11,509,151	$5,250,753	$2,362,391	$8,620,789	27%
Premiums:
Individual life	$161,137	$33,207	$—	$127,930	0%
Individual health	390	47	—	343	0%
Group life and health	—	—	—	—	—
Annuity	76,559	—	—	76,559	0%
	$238,086	$33,254	$—	$204,832	0%

53

STATUTORY-BASIS FINANCIAL STATEMENTS AND SCHEDULES

The Western and Southern Life Insurance Company

Years Ended December 31, 2010, 2009 and 2008

With Report of Independent Registered Public

Accounting Firm

The Western and Southern Life Insurance Company

Statutory-Basis Financial Statements and Schedules

Years Ended December 31, 2010, 2009 and 2008

Report of Independent Registered Public Accounting Firm

The Board of Directors

The Western and Southern Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of The Western and Southern Life Insurance Company (the Company) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2010. Our audits also included the statutory-basis financial statement schedules listed in the contents page. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles and the effects on the accompanying financial statements are also described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of The Western and Southern Life Insurance Company at December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Western and Southern Life Insurance Company at December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As described in Note 1 to the financial statements, in connection with implementing new statutory accounting practices in 2010, the Company changed its method of reporting securities lending transactions. In 2010, the Company also changed the valuation bases for its statutory reserves for certain insurance products. Further, in 2009, the Company changed its methods of accounting for other-than-temporary impairments of investments in loan-backed and structured securities and for deferred income tax assets.

Cincinnati, Ohio	/s/ Ernst & Young LLP
April 25, 2011

The Western and Southern Life Insurance Company

Balance Sheets (Statutory-Basis)

	December 31
	2010	2009
	(in thousands)
Admitted Assets
Cash and invested assets:
Debt securities	$3,392,567	$3,504,612
Preferred and common stocks	1,041,192	754,775
Investments in common stocks of subsidiaries	1,830,045	1,789,258
Mortgage loans	38,567	44,950
Policy loans	170,600	168,162
Real estate:
Properties held for the production of income	3,581	8,174
Properties occupied by the Company	29,077	30,044
Cash, cash equivalents and short-term investments	148,733	138,092
Receivable for securities	1,023	1,708
Securities lending reinvested collateral assets	93,284	—
Other invested assets	676,441	550,297
Total cash and invested assets	7,425,110	6,990,072

Investment income due and accrued	92,988	44,546
Premiums deferred and uncollected	55,120	54,282
Current federal income taxes recoverable	37,998	16,234
Net deferred income tax asset	35,115	103,167
Receivables from parent, subsidiaries and affiliates	21,802	14,692
Other admitted assets	7,941	39,943
Separate account assets	808,003	692,470
Total admitted assets	$8,484,077	$7,955,406

Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$2,607,049	$2,621,805
Accident and health reserves	220,824	236,573
Liability for deposit-type contracts	253,351	256,347
Policy and contract claims	47,626	44,068
Dividends payable to policyholders	41,205	40,594
Premiums received in advance	5,415	6,231
Total policy and contract liabilities	3,175,470	3,205,618

General expense due and accrued	16,687	11,690
Current federal income taxes payable	—	14,442
Asset valuation reserve	211,916	119,715
Interest maintenance reserve	40,544	41,249
Other liabilities	123,096	92,014
Liability for postretirement benefits other than pensions	230,730	233,625
Dividends to stockholders declared and unpaid	100,000	—
Payable for securities lending	244,025	79,707
Separate account liabilities	808,003	692,470
Total liabilities	4,950,471	4,490,530

Capital and surplus:
Common stock, $1 par value, authorized 1,000 shares, issued and outstanding 1,000 shares	1,000	1,000
Paid-in surplus	25,003	25,003
Accumulated surplus	3,507,603	3,438,873
Total capital and surplus	3,533,606	3,464,876
Total liabilities and capital and surplus	$8,484,077	$7,955,406

See accompanying notes.

The Western and Southern Life Insurance Company

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2010	2009	2008
	(in thousands)
Premiums and other revenues:
Premiums and annuity considerations	$286,128	$286,465	$363,952
Net investment income	301,204	264,658	384,162
Considerations for supplementary contracts with life contingencies	127	—	14
Amortization of the interest maintenance reserve	3,653	3,743	4,653
Reserve adjustments on reinsurance ceded	332	392	1,098
Change in reserve from elimination of MODCO reinsurance agreement	—	—	776,000
Recapture fee from elimination of MODCO reinsurance agreement	—	—	74,122
Other revenues	2,168	2,152	81
Total premiums and other revenues	593,612	557,410	1,604,082

Benefits paid or provided:
Death benefits	138,730	139,613	192,585
Annuity benefits	97,267	87,863	89,456
Disability and accident and health benefits	24,413	23,739	26,245
Surrender benefits	90,663	101,454	142,010
Payments on supplementary contracts with life contingencies	151	152	144
Other benefits	15,487	15,497	17,551
Increase (decrease) in policy reserves and other policyholders’ funds	4,249	(3,677)	14,363
Total benefits paid or provided	370,960	364,641	482,354

Insurance expenses and other deductions:
Commissions	42,154	50,650	44,377
Commissions and expenses on reinsurance assumed	2,031	2,109	22,613
General expenses	153,685	153,526	142,066
Net transfers to (from) separate account	(43,552)	(42,092)	(41,636)
Reserve adjustments on reinsurance assumed	(54,548)	(109,349)	(142,858)
Reserve adjustment from elimination of MODCO reinsurance agreement	—	—	776,000
Other deductions	40,383	28,473	9,003
Total insurance expenses and other deductions	140,153	83,317	809,565

Gain (loss) from operations before dividends to policyholders, federal income tax expense, and net realized capital gains (losses)	82,499	109,452	312,163

Dividends to policyholders	59,001	57,884	58,336
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	23,498	51,568	253,827
Federal income tax expense (benefit), excluding tax on capital gains	(8,887)	134	20,500
Gain (loss) from operations before net realized capital gains (losses)	32,385	51,434	233,327
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	19,884	27,404	61,724

Net income (loss)	$52,269	$78,838	$295,051

See accompanying notes.

The Western and Southern Life Insurance Company

Statements of Changes in Capital and Surplus (Statutory-Basis)

Years Ended December 31, 2010, 2009 and 2008

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(in thousands)

Balance, January 1, 2008	$1,000	$5,000	$3,699,965	$3,705,965

Net income (loss)	—	—	295,051	295,051
Change in net deferred income tax	—	—	5,933	5,933
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of ($344,072))	—	—	(835,287)	(835,287)
Net change in nonadmitted assets and related items	—	—	(12,446)	(12,446)
Change in asset valuation reserve	—	—	159,748	159,748
Change in additional minimum pension liability over unrecognized prior service cost	—	—	(16,980)	(16,980)
Balance, December 31, 2008	1,000	5,000	3,295,984	3,301,984

Net income (loss)	—	—	78,838	78,838
Change in net deferred income tax	—	—	31,754	31,754
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $18,131)	—	—	100,604	100,604
Net change in nonadmitted assets and related items	—	—	(16,853)	(16,853)
Change in asset valuation reserve	—	—	(93,921)	(93,921)
Cumulative effect of change in accounting principle	—	—	8,190	8,190
Change in additional minimum pension liability over unrecognized prior service cost	—	—	16,980	16,980
Change in surplus from deferred tax asset (SSAP 10R)	—	—	17,297	17,297
Capital contribution	—	20,003	—	20,003
Balance, December 31, 2009	1,000	25,003	3,438,873	3,464,876

Net income (loss)	—	—	52,269	52,269
Change in net deferred income tax	—	—	(18,639)	(18,639)
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $49,413)	—	—	131,660	131,660
Net change in nonadmitted assets and related items	—	—	75,625	75,625
Change in asset valuation reserve	—	—	(92,201)	(92,201)
Dividends to stockholders	—	—	(100,000)	(100,000)
Change in reserve on account of change in valuation basis	—	—	34,806	34,806
Change in surplus from deferred tax asset (SSAP 10R)	—	—	(14,790)	(14,790)
Balance, December 31, 2010	$1,000	$25,003	$3,507,603	$3,533,606

See accompanying notes.

The Western and Southern Life Insurance Company

Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2010	2009	2008
	(in thousands)
Cash from Operations:
Premiums collected net of reinsurance	$285,769	$285,427	$367,260
Net investment income received	288,913	218,919	380,520
Benefits paid	(318,225)	(330,121)	(441,094)
Net transfers from (to) separate accounts	43,552	41,969	41,636
Commissions and expense paid	(135,325)	(132,627)	(105,055)
Dividends paid to policyholders	(58,389)	(58,499)	(58,350)
Federal income taxes recovered (paid)	(99,022)	4,278	(77,363)
Other, net	—	—	74,122
Net cash from (for) operations	7,273	29,346	181,676

Cash from Investments:
Proceeds from investments sold, matured or repaid:
Debt securities	584,558	899,899	1,371,226
Preferred and common stocks	323,808	775,666	1,090,291
Mortgage loans	6,383	1,649	6,548
Real estate	4,476	25,893	8,380
Other invested assets	116,164	135,559	42,033
Net gains (losses) on cash, cash equivalents and short-term investments	56	(740)	4
Miscellaneous proceeds	1,222	—	—
Net proceeds from investments sold, matured or repaid	1,036,667	1,837,926	2,518,482

Cost of investments acquired:
Debt securities	(473,203)	(1,203,004)	(1,506,112)
Preferred and common stocks	(479,608)	(496,986)	(933,130)
Mortgage loans	—	—	(275)
Real estate	(439)	(1,245)	(2,158)
Other invested assets	(250,357)	(90,513)	(90,456)
Miscellaneous applications	24	(412)	(676)
Total cost of investments acquired	(1,203,583)	(1,792,160)	(2,532,807)

Net change in policy and other loans	(2,438)	(5,288)	(1,867)
Net cash from (for) investments	(169,354)	40,478	(16,192)

Cash from Financing and Miscellaneous Sources:
Borrowed money	—	(76,954)	74,667
Net deposits on deposit-type contract funds and other insurance liabilities	(2,996)	16,669	(3,083)
Other cash provided (applied)	175,718	(41,597)	(186,611)
Net cash from (for) financing and miscellaneous sources	172,722	(101,882)	(115,027)

Net change in cash, cash equivalents and short-term investments	10,641	(32,058)	50,457
Cash, cash equivalents and short-term investments:
Beginning of year	138,092	170,150	119,693
End of year	$148,733	$138,092	$170,150

Cash flow information for non-cash transactions:
Capital contribution to Western-Southern Life Assurance Company in:
the form of debt securities	$—	$—	$120,761
the form of common stock	—	111,484	75,000
Capital contribution to Integrity Life Insurance Company in:
the form of debt securities	—	—	35,644
the form of common stock	—	105,197	18,528
Capital contribution to Columbus Life Insurance Company in the form of common stock	—	40,216	—
Capital contribution from Western & Southern Financial Group in the form of common stock	—	20,003	—
Dividend income received from Columbus Life Insurance Company in the form of debt securities	—	—	23,735

See accompanying notes.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis)

December 31, 2010

1.  Nature of Operations and Significant Accounting Policies

The Western and Southern Life Insurance Company (the Company) is a stock life insurance company that offers individual traditional and whole life insurance policies. The Company is licensed in 43 states and the District of Columbia. For the year ended December 31, 2010, approximately 63.0% of the gross premiums and annuity considerations for the Company were derived from Ohio, Indiana, North Carolina, Illinois, and Pennsylvania. The Company is domiciled in Ohio. The Company is an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (Mutual Holding), a mutual holding company formed pursuant to the insurance regulations of the state of Ohio. Ohio law requires Mutual Holding to hold at least a majority voting interest in the Company. Currently, Mutual Holding indirectly holds 100% of the voting interest through Western & Southern Financial Group, its wholly-owned subsidiary. The Company wholly owns the following insurance entities: Western-Southern Life Assurance Company (WSLAC), Columbus Life Insurance Company (Columbus Life) and Integrity Life Insurance Company (Integrity). Integrity Life Insurance Company wholly owns National Integrity Life Insurance Company (National).

The Company has established and operates a closed block for the benefit of holders of most participating individual ordinary and weekly industrial life insurance policies issued on or before the formation of Mutual Holding in 2000 (the Closed Block). Assets have been allocated to the Closed Block in an amount that is expected to produce cash flows which, together with anticipated revenue from the policies included in the Closed Block, are reasonably expected to be sufficient to support the Closed Block policies, the continuation of policyholder dividends, in aggregate, in accordance with the 2000 dividend scale if the experience underlying such scale continues, and for appropriate adjustments in the dividend scale if the experience changes. Invested assets allocated to the Closed Block consist primarily of high quality debt securities, mortgage loans, policy loans, short-term investments, other invested assets, and securities lending reinvested collateral. Invested assets of $2,547.7 million and $2,506.0 million were allocated to the Closed Block as of December 31, 2010 and 2009, respectively. The assets allocated to the Closed Block inure solely for the benefit of the Closed Block policyholders and will not revert to the benefit of the Company. The purpose of the Closed Block is to protect the policy dividend expectations of these policies after the formation of Mutual Holding. The Closed Block will continue in effect until the last policy in the Closed Block is no longer in force.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates

The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Insurance Department (the Department).  The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio.  These practices differ in some respects from U.S. generally accepted accounting principles (GAAP).  The more significant differences follow.

Investments

Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC’s rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss.  Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost.  For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost.  If high credit quality securities are adjusted, the retrospective method is used.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value.  Factors management considers for each identified security include the following:

•                  the extent and length of time the fair value has been below the book/adjusted carry value;

•                  the reasons for the decline in value;

•                  specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;

•                  for structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and our position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;

•                  for all equity securities and other debt securities with credit related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carry value;

•                  for all other debt securities with interest related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carry value.

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made.  Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss.  If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.

Investments in real estate are reported net of required obligations rather than on a gross basis as for GAAP.  Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company’s occupancy of those properties.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual security sold in 5-year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.

Subsidiaries

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred.  Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as “nonadmitted” (principally the prepaid pension asset, the intangible pension asset, investments in unaudited subsidiaries and controlled and affiliated entities and electronic data processing equipment, software, and furniture and other equipment), and other assets not specifically identified as admitted assets within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated surplus.  Under GAAP, such assets are included in the balance sheets.

Premiums and Benefits

Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance

A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business.  Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.  Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Employee Benefits

For purposes of calculating the Company’s pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation.  Under GAAP, active participants not currently eligible also would be included.  In addition, unrecognized gains or losses and unrecognized prior service cost are included in other comprehensive income under GAAP.

Deferred Income Taxes

Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more likely than not realization threshold.  Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets (realization within one year and 10% prior to 2009), electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted.  Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more likely than not realization threshold.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

A reconciliation of capital and surplus and net income of the Company as determined in accordance with NAIC SAP to amounts determined in accordance with GAAP as of December 31 and for the year then ended is as follows:

	2010	2009
	(in thousands)
Capital and surplus as reported in the accompanying statutory-basis financial statements	$3,533,606	$3,464,876
Deferred policy acquisition costs	231,190	247,006
Policy reserves	50,012	86,271
Asset valuation and interest maintenance reserves	252,460	160,964
Unrecognized benefit plan adjustments	(919)	(1,948)
Employee benefits	(35,142)	(147,851)
Income taxes	(147,435)	(90,110)
Net unrealized on available-for-sale securities	152,091	31,043
Subsidiary equity	959,601	499,763
Policyholder dividend obligation	(205,132)	(97,600)
Subsidiary reinsurance recoverable	149,999	113,427
Other, net	30,366	31,271
Stockholder’s equity, GAAP basis	$4,970,697	$4,297,112

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

	2010	2009	2008
	(in thousands)
Net income (loss) as reported in the accompanying statutory-basis financial statements	$52,269	$78,838	$295,051
Deferred policy acquisition costs	3,966	10,785	(14,198)
Policy reserves	(370)	(3,980)	5,819
Employee benefit income	5,197	3,105	1,096
Income taxes	(33,061)	28,788	33,507
Interest maintenance reserve	(705)	7,080	(6,928)
SAP vs. GAAP subsidiary income	176,928	29,246	(141,219)
Private equity/real estate adjustments	40,333	13,193	15,533
Investment write-downs	1,326	41,872	(20,654)
Recapture fee from elimination of MODCO reinsurance	—	—	(74,122)
Income from subsidiary reinsurance	36,628	(11,696)	(3,524)
Dividends from subsidiaries	(50,000)	—	(50,000)
Other, net	7,562	(1,224)	(35,347)
Net income (loss), GAAP basis	$240,073	$196,007	$5,014

Other significant statutory accounting practices follow.

Investments

Debt securities, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

Debt securities not backed by other loans are principally stated at amortized cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg, Trepp, dealer surveys or internal estimates and are based on the current interest rate and economic environment.  The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.

Unaffiliated common stocks are reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Redeemable preferred stocks that have characteristics of debt securities and are rated as high quality or better are reported at cost or amortized cost.  All other redeemable preferred stocks are reported at the lower of cost, amortized cost or fair value.  Nonredeemable preferred stocks are reported at fair value or lower of cost or fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

There are no restrictions on unaffiliated common or preferred stocks.

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.

The Company’s insurance subsidiaries are reported at their underlying statutory equity.  The Company’s noninsurance subsidiaries are reported based on underlying audited GAAP equity.  The net change in the subsidiaries’ equity is included in capital and surplus.

Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee.  Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses.  Distributions from earnings of the investees are reported as net investment income when received.  Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments.  As a result, these investments are actively managed by Company management via detailed evaluation of the investment performance relative to risk.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realized value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations.  Depreciation is computed by the straight-line method over the estimated useful life of the properties.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Property acquired in the satisfaction of debt is recorded at the lower of cost less accumulated depreciation or fair market value.

Realized capital gains and losses are determined using the specific identification method.

Premiums

Life and accident and health premiums are recognized as revenue when due.  Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Policy Reserves

Life, annuity and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.

Policy reserves for life insurance and supplemental benefits are computed on the Commissioner’s Reserve Valuation Method.  The following mortality tables and interest rates are used:

	Percentage of Reserves
	2010	2009
Life insurance:
1941 Commissioners Standard Ordinary, 2-1/4% – 3-1/2%	11%	11%
1941 Standard Industrial, 2-1/2% – 3-1/2%	15	15
1958 Commissioners Standard Ordinary, 2-1/2% – 6%	27	27
1980 Commissioners Standard Ordinary, 4% – 6%	36	35
2001 Commissioners Standard Ordinary, 4% – 4-1/2%	4	3
Other, 2-1/2% – 6%	5	6
	98	97
Other benefits (including annuities):
Various, 2-1/2% – 8-1/4%	2	3
	100%	100%

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1st for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.

For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates.  For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by one to twenty-five deaths per thousand.

As of December 31, 2010 and 2009, reserves of $34.8 million and $40.1 million, respectively, were recorded on inforce amounts of $1,625.2 million and $1,787.9 million, respectively, for which gross premiums are less than the net premiums according to the standard of valuation required by the Department. The Company anticipates investment income as a factor in the premium deficiency calculation.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition.  Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

Policyholders’ Dividends

The amount of policyholders’ dividends to be paid (including those on policies included in the Closed Block) is determined annually by the Company’s Board of Directors.  The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Policy and Contract Claims

Policy and contract claims in process of settlement represent the estimated ultimate net cost of all reported and unreported claims incurred through December 31, 2010 and 2009.  The reserves for unpaid claims are estimated using individual case-basis valuations and statistical analysis.  These estimates are subject to the effects of trends in claim severity and frequency.  Although considerable variability is inherent in such estimates, management believes that the reserves for claims are adequate.  The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Reinsurance

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Securities Lending

At December 31, 2010, the Company has loaned various debt securities, preferred stocks and common stocks as part of a securities lending program administered by The Bank of New York Mellon, of which the fair value is $237.2 million and $75.9 million in the general and separate account, respectively.  At December 31, 2009, the Company had loaned various US Treasury securities and corporate bonds as part of a securities lending program administered by The Bank of New York Mellon, of which the fair value was $134.7 million and $16.0 million in the general and separate account, respectively.  The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.  There is no difference in the policy and procedures for the separate account.

The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities.  The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%.  If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company non-admits that portion of the loaned security.  At December 31, 2010 and 2009, the Company did not non-admit any portion of the loaned securities.  The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral.  Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by the Bank of New York Mellon, an unaffiliated agent.  Collateral managed by an affiliated agent is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company.  Collateral managed by an unaffiliated agent is invested in cash equivalents and is included in securities lending reinvested

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

collateral assets on the balance sheet at December 31, 2010.  At December 31, 2009, the collateral managed by an unaffiliated agent was not reported on the balance sheet because it was not available for the general use of the Company. (See the Accounting Changes section in Note 1 for further discussion).

At December 31, 2010, the collateral for all securities on loan could be requested to be returned on demand by the borrower.  At December 31, 2010, the fair value of the total collateral in the general account is $242.8 million, $149.8 million of which is managed by an affiliated agent and $93.0 million of which is managed by an unaffiliated agent.  The fair value of the total collateral in the separate account is $77.9 million, which is all managed by an unaffiliated agent.  At December 31, 2009, the fair value of the total collateral for the general account was $137.1 million, $78.9 million of which was managed by an affiliated agent and $58.2 million of which was managed by an unaffiliated agent. The fair value of the total collateral in the separate account was $15.6 million, which was all managed by an unaffiliated agent.  The Company receives cash collateral in an amount in excess of the fair value of the securities loaned.  The Company reinvests the cash collateral primarily in investment-grade debt securities and cash equivalents.  The aggregate collateral broken out by maturity date is as follows:

	Amortized Cost	Fair Value
	(in thousands)
Open	$—	$—
30 Days or less	247,745	247,431
31 to 60 Days	7,045	7,043
61 to 90 Days	1,011	1,009
91 to 120 Days	1,014	1,015
121 to 180 Days	5,500	5,500
181 to 365 Days	1,004	1,004
1 to 2 Years	—	—
2 to 3 Years	—	—
Greater Than 3 Years	57,655	57,655
Total Collateral	$320,974	$320,657

At December 31, 2010, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $322.1 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Separate Account

The Company maintains a separate account, which holds all of the Company’s pension plan assets.  The assets of the separate account consist primarily of marketable securities, which are recorded at fair value. All assets are considered legally insulated from the general accounts. There are no separate account liabilities that are guaranteed by the general account. (See Note 10 for further discussion on the general account’s responsibility as it relates to the obligations of the Company’s pension plan.)

The activity within the separate account, including realized and unrealized gains or losses on its investments, has no effect on net income or capital and surplus of the Company.  The Company’s statements of operations reflect annuity payments to pension plan participants and other expenses of the separate account, as well as the reimbursement of such expenses from the separate account.

Federal Income Taxes

The Company files a consolidated income tax return with its eligible subsidiaries.  The provision for federal income taxes is allocated to the individual companies using a separate return method based upon a written tax sharing agreement.  Under the agreement, the benefits from losses of subsidiaries are retained by the subsidiary companies.  The Company pays all federal income taxes due for all members of the group.  The Company then immediately charges or reimburses, as the case may be, the members of the group an amount consistent with the method described in the tax sharing agreement.

The Company includes interest and penalties in the federal income tax line on the statements of operations.

Postretirement Benefits Other Than Pensions

The Company accounts for its postretirement benefits other than pensions on an accrual basis.  The postretirement benefit obligation for current retirees and fully eligible employees is measured by estimating the actuarial present value of benefits expected to be received at retirement using explicit assumptions.

Actuarial and investment gains and losses arising from differences between assumptions and actual experience upon subsequent remeasurement of the obligation may be recognized as a component of the net periodic benefit cost in the current period or amortized.  The net gain or loss will be included as a component of net postretirement benefit cost for a year if, as of the beginning of the year, the unrecognized net gain or loss exceeds ten percent of the postretirement benefit obligation.  That gain or loss, if not recognized immediately, will be amortized over the average life expectancy of the employer’s fully vested and retiree group.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Accounting Changes

In 2010, the Company changed the statutory valuation method for active life group long-term disability coverage from contract reserves to an unearned premium reserve.  SSAP 51, Life Contracts, requires such a change in valuation basis to be recorded directly to surplus rather than as a part of the reserve change recognized in the statement of operations.  The company has recorded an increase of $34.8 million to surplus as a result of the change in valuation basis through the Change in Reserve on Account of Change in Valuation Basis line on the Statement of Changes in Capital and Surplus.

Effective December 31, 2010, the Company adopted Statement of Statutory Accounting Principles No. 91-Revised, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R).  In accordance with SSAP 91R, the Company changed the method of reporting securities lending transactions.  SSAP 91R requires collateral received which may be sold or repledged to be reflected on the balance sheet, along with the obligation to return the collateral.  Collateral received which may not be sold or repledged is not recorded on the balance sheet.  For securities lending transactions reported on the balance sheet, the collateral received and the reinvestment of that collateral by an affiliated agent is reflected with the invested assets on the balance sheet based on the type of investment and an offsetting liability is recognized for the obligation to return the collateral.  The collateral received and the reinvestment of that collateral by an unaffiliated agent must be reflected as a one-line entry on the balance sheet and an offsetting liability is recognized for the obligation to return the collateral.  Prior to the adoption of SSAP 91R, the Company did not reflect collateral reinvested by an unaffiliated agent on the balance sheet.  At December 31, 2010, SSAP 91R resulted in an increase in securities lending reinvested collateral assets of $93.3 million and an increase in the obligation to return the collateral of $93.3 million.

Effective December 31, 2010, the Company adopted Statement of Statutory Accounting Principles No. 100, Fair Value Measurements (SSAP 100).  SSAP 100 establishes a framework for measuring fair value under current statutory accounting pronouncements that require or permit fair value measurement.  SSAP 100 retains the price notion in the definition of fair value, but clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the most advantageous market for that asset or liability.  SSAP 100 also clarifies that fair value measurement should be based on market, not entity specific, assumptions that include an adjustment for risk if the market would use such an adjustment in pricing.  SSAP 100 also establishes a three-level fair value measurement hierarchy that prioritizes the inputs to valuation techniques used to measure fair value.  The highest priority is given to quoted market prices and the lowest priority to unobservable inputs where there is little or no market activity for the asset or liability.  The adoption of SSAP 100 did not have a material impact on the Company’s financial statements.  See Note 3 for further information.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

Effective July 1, 2009, the Company adopted Statement of Statutory Accounting Principles No. 43-Revised, Loan-backed and Structured Securities (SSAP 43R).  In accordance with SSAP 43R, the Company changed the method of evaluating and reporting loan-backed and structured securities for which an other-than-temporary impairment may exist.  SSAP 43R requires loan-backed and structured securities in an unrealized loss position which the Company intends to sell or does not have the intent and ability to hold until recovery to be written down to fair value as a realized loss.  SSAP 43R requires loan-backed and structured securities in an unrealized loss position which the Company has the intent and ability to hold until recovery to be written down to the extent the present value of expected future cash flows is lower than the amortized cost.  SSAP 43R also requires a one time cumulative effect adjustment to change the amortized cost of loan-backed and structured securities to the present value of expected future cash flows at July 1, 2009, for securities still held where an other-than-temporary impairment was previously recognized under SSAP 43, Loan-backed and Structured Securities, or for securities where discounting to present value caused the expected future cash flows to be less than amortized cost at July 1, 2009.  As a result, the Company recorded a cumulative effect adjustment in the amount of $8.2 million through cumulative effect of change in accounting principle on the statements of changes in capital and surplus which represents the increase to unassigned surplus from the adoption of SSAP 43R.  The cumulative effect adjustment is net of federal income taxes of $4.4 million.  SSAP 43R resulted in an increase in bonds of $12.6 million and a decrease in deferred tax assets of $4.4 million.

Effective December 31, 2009, the Company adopted Statement of Statutory Accounting Principles 10R, Income Taxes — Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R).  SSAP 10R amends the deferred tax asset admittance test set forth in SSAP 10, Income Taxes, by using a three year realization threshold and a fifteen percent of statutory capital and surplus threshold in applying the standard.  The adoption of SSAP 10R resulted in an increase to statutory surplus of $17.3 million at December 31, 2009.  SSAP 10R is effective for 2009, 2010 and 2011 financial statements only.  SSAP 10 will be reinstated as authoritative guidance over the reporting of income taxes if subsequent guidance regarding the admissibility of deferred tax assets is not adopted before the end of the effective period.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

1.  Nature of Operations and Significant Accounting Policies (continued)

For the year beginning January 1, 2009, the Company adopted Statement of Statutory Accounting Principles 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment (SSAP 99).  SSAP 99 supersedes guidance in SSAP 26, Bonds, excluding Loan-backed and Structured Securities, SSAP 32, Investments in Preferred Stock, SSAP 43, Loan-backed and Structured Securities, and amends SSAP 34, Investment Income Due and Accrued, by establishing guidance for the treatment of discounts related to particular securities following the recognition of an other-than-temporary impairment.  SSAP 99 establishes that the fair value of the security at the measurement date becomes the new cost basis of the security and that subsequent recoveries in fair value are to be amortized over the remaining life of the security in the prospective manner based on future estimated cash flows for debt securities and redeemable preferred stocks and based on the projected remaining period of principal repayment for loan-backed and structured securities.  This treatment is a change from previous guidance that did not permit recognition of recoveries in fair value until a security was sold or matured.  The adoption of SSAP 99 is prospective.

Reclassifications

Certain prior year amounts in the Company’s statutory-basis financial statements have been reclassified to conform to the 2010 financial statement presentation.

Subsequent Events

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the Balance Sheet date.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements on April 25, 2011.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments

The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in thousands)
At December 31, 2010:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$38,998	$3,523	$(635)	$41,886
Debt securities issued by states of the U.S. and political subdivisions of the states	47,732	710	(561)	47,881
Corporate securities	2,316,100	236,299	(9,660)	2,542,739
Commercial mortgage-backed securities	199,091	7,964	(22)	207,033
Residential mortgage-backed securities	724,305	15,222	(60,320)	679,207
Asset-backed securities	66,341	3,494	(2,757)	67,078
Total	$3,392,567	$267,212	$(73,955)	$3,585,824

At December 31, 2009:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$153,700	$2,567	$(165)	$156,102
Debt securities issued by states of the U.S. and political subdivisions of the states	20,826	83	(595)	20,314
Corporate securities	2,293,237	155,840	(35,219)	2,413,858
Commercial mortgage-backed securities	170,608	3,670	(500)	173,778
Residential mortgage-backed securities	786,430	8,874	(104,391)	690,913
Asset-backed securities	79,811	3,386	(4,081)	79,116
Total	$3,504,612	$174,420	$(144,951)	$3,534,081

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

At December 31, 2010 and 2009, the Company held unrated or less-than-investment grade corporate debt securities with a book value of $285.3 million and $307.3 million, respectively, and an aggregate fair value of $249.4 million and $249.3 million, respectively. Such holdings amounted to 8.4% and 8.8%, respectively, of the Company’s investments in debt securities and 3.4% and 3.9%, respectively, of the Company’s total admitted assets as of December 31, 2010 and 2009.  The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities.  The Company considers these evaluations in its overall investment strategy.

Unrealized gains and losses on investments in unaffiliated common stocks, common stock mutual funds and common stocks of subsidiaries are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments are as follows:

		Gross	Gross
		Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value
	(in thousands)
At December 31, 2010:
Preferred stocks	$334	$1	$—	$335

Common stocks, unaffiliated	$617,053	$343,234	$(8,681)	$951,606
Common stocks, mutual funds	81,583	8,106	(437)	89,252
Common stocks, subsidiaries	1,453,548	376,497	—	1,830,045
	$2,152,184	$727,837	$(9,118)	$2,870,903

At December 31, 2009:
Preferred stocks	$2,401	$1	$—	$2,402

Common stocks, unaffiliated	$420,464	$268,355	$(15,473)	$673,346
Common stocks, mutual funds	81,777	2,392	(5,141)	79,028
Common stocks, subsidiaries	1,453,549	360,474	(24,765)	1,789,258
	$1,955,790	$631,221	$(45,379)	$2,541,632

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

The following table shows gross unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal To 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(in thousands)
At December 31, 2010:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(635)	$14,301	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(561)	19,295	—	—
Corporate securities	(4,140)	133,723	(5,520)	58,429
Commercial mortgage-backed securities	(22)	5,715	—	—
Residential mortgage-backed securities	(1,048)	30,484	(59,272)	237,645
Asset-backed securities	—	—	(2,757)	23,393
Total	$(6,406)	$203,518	$(67,549)	$319,467

Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$(7,479)	$117,664	$(1,202)	$17,829
Common stocks, mutual funds	(85)	11,080	(352)	4,069
Total	$(7,564)	$128,744	$(1,554)	$21,898

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal To 12 Months
	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
	(in thousands)
At December 31, 2009:
U.S. Treasury securities and obligation of U.S. government corporations and agencies	$(165)	$104,418	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	(24)	4,976	(571)	8,004
Corporate securities	(3,432)	190,665	(31,787)	238,036
Commercial mortgage-backed securities	(500)	62,098	—	—
Residential mortgage-backed securities	(5,148)	126,133	(99,243)	231,602
Asset-backed securities	—	—	(4,081)	32,269
Total	$(9,269)	$488,290	$(135,682)	$509,911

Preferred stocks	$—	$—	$—	$—

Common stocks, unaffiliated	$(1,943)	$23,079	$(13,530)	$136,539
Common stocks, mutual funds	—	9	(5,141)	36,217
Total	$(1,943)	$23,088	$(18,671)	$172,756

Investments that are impaired at December 31, 2010 and 2009, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, residential mortgage-backed securities and unaffiliated common stocks.  The impairment of these corporate debt securities, residential mortgage-backed securities and unaffiliated common stocks has been deemed as temporary due to the assigned rating and the typical fair value fluctuations of these particular securities in the marketplace, as well as the Company’s intent and ability to hold the securities to recovery, or in the case of interest rate related declines, lack of intent to sell the securities.  For residential mortgage-backed securities, the determination of temporary impairment was also based on an evaluation of the present value of expected future cash flows, which were greater than the book adjusted/carrying values of the securities.  The aggregated unrealized loss is approximately 11.0% and 12.2% of the carrying value of these securities at December 31, 2010 and 2009, respectively.  At December 31, 2010, there were a total of 253 securities held that are considered temporarily impaired, 95 of which have been impaired for 12 months or longer.  At December 31, 2009, there were a total of 378 securities held that are considered temporarily impaired, 218 of which had been impaired for 12 months or longer.  The Company recorded other-than-temporary impairments on securities of $11.6 million, $76.9 million and $103.0 million for the years ended December 31, 2010, 2009 and 2008, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

The following is a list of each loan-backed security with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2010, and the six month period ended December 31, 2009, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities:

CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Future Cash Flows	Recognized Other- Than- Temporary Impairment	Amortized Cost After Other- Than- Temporary Impairment	Fair Value	Date of Other- Than- Temporary Impairment
(in thousands)
For the year ended December 31, 2010:

74922EAF6	$408	$396	$12	$396	$321	12/31/2010
75970JAD8	1,605	1,464	141	1,464	1,282	12/31/2010
872225AF4	966	563	403	563	359	12/31/2010
12668BYF4	1,747	1,644	103	1,644	1,281	9/30/2010
75970JAJ5	8,188	7,043	1,145	7,043	4,312	9/30/2010
021468AG8	3,318	3,062	256	3,062	2,358	6/30/2010
02148JAD9	3,873	3,626	247	3,626	2,749	6/30/2010
12628KAA0	63	51	12	51	51	6/30/2010
45660L2V0	6,712	6,430	282	6,430	4,863	6/30/2010
52521HAJ2	3,040	2,917	123	2,917	2,286	6/30/2010
61749EAF4	3,053	2,790	263	2,790	1,890	6/30/2010
75970JAJ5	8,411	8,238	173	8,238	4,866	6/30/2010
76112HAD9	17,087	15,172	1,915	15,172	11,819	6/30/2010
872225AF4	1,787	950	837	950	564	6/30/2010
Total	$60,258	$54,346	$5,912	$54,346	$39,001

For the six month period ended December 31, 2009:

12668BYF4	$1,838	$1,749	$89	$1,749	$1,377	12/31/2009
65538PAF5	8,207	8,023	184	8,023	5,764	12/31/2009
75970JAJ5	8,744	8,446	298	8,446	5,038	12/31/2009
761118MD7	21,594	20,588	1,006	20,588	14,524	12/31/2009
059515BF2	3,810	3,349	461	3,349	2,735	9/30/2009
872225AF4	2,990	1,846	1,144	1,846	803	9/30/2009
Total	$47,183	$44,001	$3,182	$44,001	$30,241

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

The Company had no other-than-temporary impairments on loan-backed securities for the year ended December 31, 2010, and the six month period ended December 31, 2009, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis of the security.

A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2010, by contractual maturity, is as follows:

	Book/Adjusted	Fair
	Carrying Value	Value
	(in thousands)
Years to maturity:
One or less	$78,140	$79,356
After one through five	442,040	467,932
After five through ten	525,089	573,867
After ten	1,357,561	1,511,351
Mortgage-backed/Asset-backed securities	989,737	953,318
Total	$3,392,567	$3,585,824

The expected maturities in the foregoing table may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.

Proceeds from sales of investments in debt securities during 2010, 2009 and 2008 were $316.1 million, $723.8 million, and $789.8 million; gross gains of $6.6 million, $15.3 million, and $5.8 million and gross losses of $1.8 million, $8.7 million, and $6.0 million were realized on these sales in 2010, 2009 and 2008, respectively.

Proceeds from the sales of investments in equity securities during 2010, 2009 and 2008 were $316.0 million, $438.7 million, and $1,046.2 million; gross gains of $55.0 million, $130.0 million, and $245.5 million and gross losses of $14.1 million, $51.5 million, and $125.8 million were realized on these sales in 2010, 2009 and 2008, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

2.  Investments (continued)

Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the year ended December 31:

	2010	2009	2008
	(in thousands)
Realized capital gains (losses)	$34,615	$65,783	$83,267
Less amount transferred to IMR (net of related taxes (benefits) of $1,587 in 2010, $5,827 in 2009 and ($1,225) in 2008)	2,948	10,823	(2,275)
Less federal income tax expense (benefit) of realized capital gains (losses)	11,783	27,556	23,818
Net realized capital gains (losses)	$19,884	$27,404	$61,724

Net investment income consisted of the following for the years ended December 31:

	2010	2009	2008
	(in thousands)
Debt securities	$200,231	$194,731	$190,830
Equity securities	72,657	37,725	129,017
Mortgage loans	3,021	2,989	3,681
Real estate	13,614	18,219	21,310
Policy loans	11,312	11,143	10,581
Cash, cash equivalents and short-term investments	521	1,533	6,913
Other invested assets	17,382	16,340	38,374
Other	856	2,192	5,849
Gross investment income	319,594	284,872	406,555
Investment expenses	18,390	20,214	22,393
Net investment income	$301,204	$264,658	$384,162

The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2010, 76.7% of such mortgages, or $29.6 million, involved properties located in Texas and Florida.  Such investments consist of primarily first mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $13.6 million.  During 2010, no new mortgage loans were issued.  At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80%.  During 2010, the Company did not reduce interest rates on any outstanding mortgages.

Proceeds from the sales of real estate during 2010, 2009 and 2008 were $4.5 million, $25.9 million and $8.4 million, respectively.  No gross gains or losses were realized on the sales of real estate in 2010, 2009 and 2008.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Values of Financial Instruments

Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value.  Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.

The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value.  Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.

Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels.  The Company’s policy is to recognize transfers in and transfers out of levels at the end of the reporting period.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include debt securities within the Company’s separate account for which public quotations are not available but that are priced by third-party pricing services or internal models using observable inputs.

•                  Level 3 — Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities primarily include certain debt securities and private equity securities within the Company’s separate account that must be priced using broker quotes or other valuation techniques that utilize significant unobservable inputs.

The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value. Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. As described below,

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Values of Financial Instruments (continued)

certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.  Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below.

Debt Securities

The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.  Less liquid private placement securities, auction rate securities and asset/mortgage-backed securities for which the Company does not receive public quotations or if the Company deems the quotations to reflect distressed sales are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds.

Mortgage Loans

The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk.  The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.

Cash, Cash Equivalents and Short-Term Investments

The fair values of cash, cash equivalents and short-term investments are based on quoted market prices.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Values of Financial Instruments (continued)

Securities Lending Reinvested Collateral Assets

The fair value of securities lending reinvested collateral assets are from third-party sources utilizing publicly quoted prices.

Assets Held in Separate Accounts

Assets held in separate accounts include debt securities, equity securities, mutual funds and private equity investments. The fair values of these assets have been determined using the same methodologies as for debt and equity securities.

Reserves

Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.

Securities Lending Liability

The liability represents the Company’s obligation to return collateral related to securities lending transactions.  The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Values of Financial Instruments (continued)

At December 31, 2009, the Company held financial instruments which were measured at fair value on a non-recurring basis, which primarily included NAIC 6 debt securities required to be reported at the lower of cost or fair value.  At December 31, 2010, SSAP 100 clarified that securities reported at the lower of cost or fair value based on NAIC designation should be classified as recurring regardless if the security was reported in the previous period at amortized cost.  Therefore, additional financial instruments have been included on the reconciliation for assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2010.  The additional financial instruments may cause the January 1, 2010 beginning asset/(liability) to differ from the December 31, 2009 ending asset/(liability).  (See the Accounting Changes section in Note 1 for further discussion.)

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/ (Liabilities) Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(in thousands)
At December 31, 2010:
Assets:
Residential mortgage-backed securities	$324	$—	$—	$324
Common stocks, unaffiliated	951,606	951,606	—	—
Common stocks, mutual funds	89,252	89,252	—	—
Separate account assets	808,003	506,934	146,994	154,075
Total assets	$1,849,185	$1,547,792	$146,994	$154,399

At December 31, 2009:
Assets:
Common stocks, unaffiliated	$673,346	$673,346	$—	$—
Common stocks, mutual funds	79,028	79,028	—	—
Separate accounts assets	692,470	369,106	193,663	129,701
Total assets	$1,444,844	$1,121,480	$193,663	$129,701

There were no significant transfers between Level 1 and Level 2 of the fair value hierarchy.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Values of Financial Instruments (continued)

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2010, is as follows:

								Changes in
								Unrealized
								Gains
	Beginning							(Losses)
	Asset/	Total			Purchases,		Ending Asset/	Included in
	(Liability)	Realized/Unrealized Gains			Sales,		(Liability)	Net Income
	as of	(Losses) Included in*:			Issuances	Transfers	as of	Related to
	January 1,	Net			and	In (Out)	December 31,	Positions
	2010	Income	Surplus	Other	Settlements	of Level 3	2010	Still Held
	(in thousands)
Assets:
Residential mortgage-backed securities	$804	$(1,241)	$788	$—	$(27)	$—	$324	$—
Separate account assets	141,149	—	—	14,450	(1,524)	—	154,075	—
Total Assets	$141,953	$(1,241)	$788	$14,450	$(1,551)	$—	$154,399	$—

*     Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2009, is as follows:

Changes in
Unrealized
Gains
	Beginning							(Losses)
	Asset/	Total			Purchases,		Ending Asset/	Included in
	(Liability)	Realized/Unrealized Gains			Sales,		(Liability)	Net Income
	as of	(Losses) Included in*:			Issuances	Transfers	as of	Related to
	January 1,	Net			and	In (Out)	December 31,	Positions
	2009	Income	Surplus	Other	Settlements	of Level 3	2009	Still Held
(in thousands)
Assets:
Separate account assets	$104,636	$—	$—	$14,065	$11,000	$—	$129,701	$—

*     Gains and losses for assets held in separate accounts do not impact net income or surplus as the change in value of assets held in separate accounts is offset by a change in value of liabilities related to separate accounts.

The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2010 and 2009.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

3.  Fair Values of Financial Instruments (continued)

The carrying amounts and fair values of the Company’s significant financial instruments follow.

	December 31, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Assets:
Debt securities	$3,392,567	$3,585,824	$3,504,612	$3,534,081
Preferred stocks	334	335	2,401	2,402
Common stocks, unaffiliated	951,606	951,606	673,346	673,346
Common stocks, mutual funds	89,252	89,252	79,028	79,028
Mortgage loans	38,567	40,948	44,950	45,535
Cash, cash equivalents and short-term investments	148,733	148,733	138,092	138,092
Securities lending reinvested collateral assets	93,284	92,970	—	—
Separate account assets	808,003	808,003	692,470	692,470

Liabilities:
Securities lending liability	$244,025	$244,025	$79,707	$79,707

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4.  Related Party Transactions

The Company owns a 100% interest in WSLAC, whose carrying value is $1,032.3 million at December 31, 2010.  The Company carries WSLAC at its underlying statutory equity, which exceeds 10% of the admitted assets of the Company.  The accounting policies of WSLAC are the same as those of the Company described in Note 1.  The summary financial data for WSLAC is as follows:

Balance Sheets (Statutory-Basis)

	December 31
	2010	2009
	(in thousands)
Admitted Assets
Cash and invested assets:
Debt securities	$10,004,546	$9,386,756
Preferred and common stocks	147,685	123,786
Investment in common stock of subsidiaries	8,929	6,633
Mortgage loans	724,580	671,744
Policy loans	45,371	46,792
Real estate, held for the production of income	26,134	26,300
Cash, cash equivalents and short-term investments	393,869	272,888
Receivable for securities	4,619	4,581
Securities lending reinvested collateral assets	28,377	—
Other invested assets	100,138	92,742
Total cash and invested assets	11,484,248	10,632,222

Investment income due and accrued	109,296	104,667
Premiums deferred and uncollected	21,204	19,034
Net deferred income tax asset	34,546	52,939
Other admitted assets	19,858	8,551
Separate account assets	56,188	67,286
Total admitted assets	$11,725,340	$10,884,699

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4.  Related Party Transactions (continued)

Balance Sheets (Statutory-Basis)

	December 31
	2010	2009
	(in thousands)
Liabilities and Capital and Surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$8,725,764	$8,294,121
Liability for deposit-type contracts	1,272,868	1,197,738
Policy and contract claims	9,893	10,532
Premiums received in advance	399	555
Total policy and contract liabilities	10,008,924	9,502,946

General expense due and accrued	5,617	5,314
Current federal income taxes payable to parent	13,374	22,927
Transfer to (from) separate accounts due and accrued, net	(3,727)	(2,770)
Asset valuation reserve	69,891	14,032
Interest maintenance reserve	4,603	—
Other liabilities	46,989	25,429
Dividends to stockholders declared and unpaid	25,000	—
Payable for securities lending	466,148	244,495
Separate account liabilities	56,188	67,286
Total liabilities	10,693,007	9,879,659

Capital and surplus:
Common stock, $1 par value, authorized 10,000 shares, issued and outstanding 2,500 shares	2,500	2,500
Paid-in surplus	761,308	761,308
Accumulated surplus	268,525	241,232
Total capital and surplus	1,032,333	1,005,040
Total liabilities and capital and surplus	$11,725,340	$10,884,699

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4.  Related Party Transactions (continued)

Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2010	2009
	(in thousands)
Premiums and other revenues:
Premiums and annuity considerations	$1,024,683	$1,196,681
Net investment income	602,096	584,333
Considerations for supplementary contracts with life contingencies	2,831	2,075
Amortization of the interest maintenance reserve	396	(2,036)
Fees from management of separate accounts	2,374	863
Total premiums and other revenues	1,632,380	1,781,916

Benefits paid or provided:
Death benefits	83,336	78,399
Annuity benefits	198,285	212,072
Disability and accident and health benefits	2,840	2,825
Surrender benefits	580,771	560,611
Payments on supplementary contracts with life contingencies	309	350
Other benefits	61,690	61,502
Increase (decrease) in policy reserves and other policyholders’ funds	431,644	623,562
Total benefits paid or provided	1,358,875	1,539,321

Insurance expenses and other deductions:
Commissions	66,273	76,787
General expenses	72,888	70,212
Net transfers to (from) separate accounts	(17,479)	(14,862)
Other deductions	11,023	6,334
Total insurance expenses and other deductions	132,705	138,471

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	140,800	104,124
Federal income tax expense (benefit), excluding tax on capital gains	37,888	11,517
Gain (loss) from operations before net realized capital gains (losses)	102,912	92,607
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	(22,312)	(149,996)
Net income (loss)	$80,600	$(57,389)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4.  Related Party Transactions (continued)

Intercompany fees for management services provided to the Company’s subsidiaries, both direct and indirect, included in net income of the Company were as follows:

	2010	2009	2008
	(in thousands)
WSLAC	$75,784	$72,767	$68,503
Columbus Life	5,711	5,629	5,634
Integrity	10,204	11,620	11,901
National	7,903	7,662	7,290
Total	$99,602	$97,678	$93,328

The Company has an equity interest in certain partnerships that made payments of principal and interest under mortgage financing arrangements to WSLAC in the amount of $27.9 million, $18.8 million and $19.0 million in 2010, 2009 and 2008, respectively. The principal balance of the mortgage financing arrangements with WSLAC was $261.3 million and $239.9 million at December 31, 2010 and 2009, respectively.

At December 31, 2010 and 2009, the Company had $89.3 million and $79.0 million, respectively, invested in the Touchstone Funds, which are mutual funds administered by Touchstone Advisors, Inc., an indirect subsidiary of the Company.

At December 31, 2010, the Company accrued $100.0 million for a dividend to be paid in the form of cash to its parent, Western & Southern Financial Group, Inc.  The dividend was paid on January 3, 2011.

At December 31, 2010, the Company accrued a dividend of $25.0 million to be received in the form of cash from WSLAC.  The dividend was received on January 3, 2011.

At December 31, 2010, the Company accrued a dividend of $25.0 million to be received in the form of cash from Columbus Life.  The dividend was received on January 3, 2011.

On September 16, 2009, the Company made capital contributions in the amount of $111.5 million, $40.2 million and $105.2 million to its subsidiaries, WSLAC, Columbus Life and Integrity, respectively.  The contributions were in the form of common stocks at fair value.

On November 11, 2009, the Company received a capital contribution from its parent, Western & Southern Financial Group, Inc., in the amount of $20.0 million.  The contribution was in the form of common stock at fair value.

During 2008, the Company made capital contributions of $269.9 million to WSLAC. The capital contributions consisted of $75.0 million in common stocks at fair value, which were contributed on October 23, 2008, $74.1 million of cash, which was contributed on October 31, 2008, and $120.8 million of debt securities at fair value, which were contributed on December 22, 2008.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

4.  Related Party Transactions (continued)

During 2008, the Company made capital contributions of $102.1 million to Integrity.  The capital contributions consisted of $20.0 million in cash, which was contributed on June 30, 2008, $18.5 million in common stocks at fair value, which were contributed on August 25, 2008, and $35.6 million in debt securities at fair value and $20.0 million in cash, which were contributed on December 29, 2008.  On December 30, 2008, the Company accrued an $8.0 million capital contribution to be paid in cash to Integrity.  The cash was contributed on January 20, 2009.

On December 11, 2008, the Company received a dividend of $50.0 million from Columbus Life.  The dividend consisted of $23.7 million in debt securities at fair value and $26.3 million in cash.  The dividend was extraordinary, which means that it required prior approval from the Department.

The Company has entered into multiple reinsurance agreements with affiliated entities.  See Note 5 for further description.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5.  Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.  The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Prior to October 31, 2008, the Company had two modified coinsurance (MODCO) agreements with its subsidiary, WSLAC, whereby the Company assumed certain universal life business issued by its subsidiary prior to 2004.  Under the terms of the agreements, the subsidiary retained the reserves and the related assets of this business. The Company recorded, in its statements of operations, premiums less experience refunds, commissions, adjustments to reserves as specified in the agreement, benefits incurred and other related expenses of this business.

On October 31, 2008, the two aforementioned MODCO agreements covering universal life products written by the Company’s subsidiary, WSLAC, were terminated by the ceding company.  In connection with the transfer to WSLAC of the obligation to support the risk of these policies, $776.0 million was recorded in both the reserve adjustments from elimination of MODCO reinsurance agreement and in the change in reserve from elimination of MODCO reinsurance agreement lines on the statements of operations.  One of the agreements provided that a recapture fee, calculated in the amount of $74.1 million, be paid to the Company from WSLAC.  The recapture fee was received by the Company on October 31, 2008, and is recorded in the recapture fee from elimination of MODCO reinsurance agreement line on the statements of operations.

The Company also has a MODCO coinsurance agreement with Integrity, whereby the Company assumes structured settlements, guaranteed rate option annuities, and accumulation products written before July 1, 2002.  Under the terms of the agreement, Integrity retains the reserves and the related assets of this business.

The Company has a ceded reinsurance agreement with Columbus Life.  Under the reinsurance agreement, Columbus Life reinsures the former liabilities of Columbus Mutual, a former affiliate, which was merged into the Company.  Life and accident and health reserves ceded from the Company to Columbus Life totaled $654.9 million and $674.2 million at December 31, 2010 and 2009, respectively.

The Company has entered into a retrocession reinsurance agreement with RGA Reinsurance Company.  This coinsurance agreement reinsures certain extended-term life insurance policy reserves totaling $15.1 million and $16.6 million at December 31, 2010 and 2009, respectively.

Certain premiums and benefits are ceded to other insurance companies under various reinsurance agreements. The majority of the ceded business is due to ceding substandard business to reinsurers (facultative basis).

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5.  Reinsurance (continued)

In 2006, the Company entered into a yearly renewable term reinsurance agreement with Lafayette Life Insurance Company (Lafayette Life), an affiliated entity, whereby the Company provides reinsurance coverage on certain life products and associated riders as this coverage is recaptured by Lafayette Life from unaffiliated reinsurers.  Life reserves ceded from Lafayette Life to the Company under this agreement totaled $1.0 million and $0.9 million at December 31, 2010 and 2009, respectively.

The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the year ended December 31:

	2010	2009	2008
	(in thousands)
Direct premiums	$289,174	$292,220	$292,948
Assumed premiums:
Affiliates	2,838	226	80,617
Non-affiliates	—	—	—
Ceded premiums:
Affiliates	—	—	—
Non-affiliates	(5,884)	(5,981)	(9,613)
Net premiums	$286,128	$286,465	$363,952

The Company’s ceded reinsurance arrangements reduced other certain items in the accompanying financial statements by the following amounts as of and for the year ended December 31:

	2010	2009	2008
	(in thousands)
Benefits paid or provided:
Affiliates	$—	$—	$—
Non-affiliates	2,991	2,682	5,739
Policy and contract liabilities:
Affiliates	654,948	674,214	701,573
Non-affiliates	16,932	15,067	13,009

During 2010, 2009, and 2008, the Company did not write off any reinsurance balances as a charge to operations.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

5.  Reinsurance (continued)

Other than as described above, neither the Company nor any of its related parties control, directly or indirectly, any reinsurers with whom the Company conducts business.  No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.  The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement.  At December 31, 2010, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected.  The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.

There would be no reduction in capital and surplus at December 31, 2010, if all reinsurance agreements were cancelled.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes

The Company and its subsidiaries file a consolidated federal income tax return. Amounts due from the subsidiaries for federal income taxes were $28.1 million and $16.2 million at December 31, 2010 and 2009, respectively. The tax years of 2010, 2009 and 2008 remain subject to examination by major tax jurisdictions.

The amount of federal income taxes incurred that will be available for recoupment at December 31, 2010, in the event of future net losses is $8.9 million, $26.8 million and $43.2 million from 2010, 2009, and 2008, respectively.

The change in net deferred income taxes is comprised of the following:

		Ordinary	Capital	Total
		(in thousands)
2010:
(a)	Gross deferred tax assets	$218,886	$18,583	$237,469
(b)	Statutory valuation allowance adjustment	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	218,886	18,583	237,469
(d)	Deferred tax liabilities	63,913	138,441	202,354
(e)	Net deferred tax assets (c – d)	154,973	(119,858)	35,115
(f)	Deferred tax assets nonadmitted	—	—	—
(g)	Net admitted deferred tax assets (e – f)	$154,973	$(119,858)	$35,115

		Ordinary	Capital	Total
		(in thousands)
2009:
(a)	Gross deferred tax assets	$228,503	$29,946	$258,449
(b)	Statutory valuation allowance adjustment	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	228,503	29,946	258,449
(d)	Deferred tax liabilities	38,794	116,488	155,282
(e)	Net deferred tax assets (c – d)	189,709	(86,542)	103,167
(f)	Deferred tax assets nonadmitted	—	—	—
(g)	Net admitted deferred tax assets (e – f)	$189,709	$(86,542)	$103,167

		Ordinary	Capital	Total
		(in thousands)
Change:
(a)	Gross deferred tax assets	$(9,617)	$(11,363)	$(20,980)
(b)	Statutory valuation allowance adjustment	—	—	—
(c)	Adjusted gross deferred tax assets (a – b)	(9,617)	(11,363)	(20,980)
(d)	Deferred tax liabilities	25,119	21,953	47,072
(e)	Net deferred tax assets (c – d)	(34,736)	(33,316)	(68,052)
(f)	Deferred tax assets nonadmitted	—	—	—
(g)	Net admitted deferred tax assets (e – f)	$(34,736)	$(33,316)	$(68,052)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

The Company has elected to admit DTAs pursuant to paragraph 10.e. of SSAP No. 10R, Income Taxes — A Temporary Replacement of SSAP No. 10.  The current period election does not differ from the prior period election.

The following table provides the increased amount by tax character, and the change in such, of admitted adjusted gross DTAs as the result of the application of paragraph 10.e. of SSAP No. 10R, Income Taxes — A Temporary Replacement of SSAP No. 10:

	2010	2009	Change
	(in thousands)
Increase (decrease) in deferred tax assets admitted from SSAP 10R, para. 10.e.	$2,507	$17,297	$(14,790)

		Ordinary	Capital	Total
		(in thousands)
2010:
Admission calculation components SSAP 10R, Paragraphs 10.a, 10.b, and 10.c:
(a)	SSAP 10R, Paragraph 10.a.	$8,129	$—	$8,129
(b)	SSAP 10R, Paragraph 10.b. (lesser of para. 10.b.i. and 10.b.ii. below)	24,479	—	24,479
(c)	SSAP 10R, Paragraph 10.b.i.	24,479	—	24,479
(d)	SSAP 10R, Paragraph 10.b.ii.			341,003
(e)	SSAP 10R, Paragraph 10.c.	183,771	18,583	202,354
(f)	Total (a + b + e)	$216,379	$18,583	$234,962

Admission calculation components SSAP 10R, Paragraph 10.e.:
(g)	SSAP 10R, Paragraph 10.e.i.	$8,129	$—	$8,129
(h)	SSAP 10R, Paragraph 10.e.ii. (lesser of para. 10.e.ii.a. and 10.e.ii.b. below)	46,297	—	46,297
(i)	SSAP 10R, Paragraph 10.e.ii.a.	46,297	—	46,297
(j)	SSAP 10R, Paragraph 10.e.ii.b.			511,505
(k)	SSAP 10R, Paragraph 10.e.iii.	164,460	18,583	183,043
(l)	Total (g + h + k)	$218,886	$18,583	$237,469

Total adjusted capital and the RBC authorized control level used in the SSAP 10R, paragraph 10.d. evaluation were as follows:

(m)	Total adjusted capital			$3,928,973
(n)	RBC authorized control level			$405,907

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

		Ordinary	Capital	Total
		(in thousands)
2009:
Admission calculation components SSAP 10R, Paragraphs 10.a, 10.b, and 10.c:
(a)	SSAP 10R, Paragraph 10.a.	$55,923	$29,946	$85,869
(b)	SSAP 10R, Paragraph 10.b. (lesser of para. 10.b.i. and 10.b.ii. below)	—	—	—
(c)	SSAP 10R, Paragraph 10.b.i.	—	—	—
(d)	SSAP 10R, Paragraph 10.b.ii.			328,620
(e)	SSAP 10R, Paragraph 10.c.	155,283	—	155,283
(f)	Total (a + b + e)	$211,206	$29,946	$241,152

Admission calculation components SSAP 10R, Paragraph 10.e.:
(g)	SSAP 10R, Paragraph 10.e.i.	$73,221	$29,946	$103,167
(h)	SSAP 10R, Paragraph 10.e.ii. (lesser of para. 10.e.ii.a. and 10.e.ii.b. below)	42,560	—	42,560
(i)	SSAP 10R, Paragraph 10.e.ii.a.	42,560	—	42,560
(j)	SSAP 10R, Paragraph 10.e.ii.b.			492,929
(k)	SSAP 10R, Paragraph 10.e.iii.	112,722	—	112,722
(l)	Total (g + h + k)	$228,503	$29,946	$258,449

Total adjusted capital and the RBC authorized control level used in the SSAP 10R, paragraph 10.d. evaluation were as follows:

(m)	Total adjusted capital			$3,655,069
(n)	RBC authorized control level			$389,146

		Ordinary	Capital	Total
		(in thousands)
Change:
Admission calculation components SSAP 10R, Paragraphs 10.a, 10.b, and 10.c:
(a)	SSAP 10R, Paragraph 10.a.	$(47,794)	$(29,946)	$(77,740)
(b)	SSAP 10R, Paragraph 10.b. (lesser of para. 10.b.i. and 10.b.ii. below)	24,479	—	24,479
(c)	SSAP 10R, Paragraph 10.b.i.	24,479	—	24,479
(d)	SSAP 10R, Paragraph 10.b.ii.			12,383
(e)	SSAP 10R, Paragraph 10.c.	28,488	18,583	47,071
(f)	Total (a + b + e)	$5,173	$(11,363)	$(6,190)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

		Ordinary	Capital	Total
		(in thousands)
Admission calculation components SSAP 10R, Paragraph 10.e.:
(g)	SSAP 10R, Paragraph 10.e.i.	$(65,092)	$(29,946)	$(95,038)
(h)	SSAP 10R, Paragraph 10.e.ii. (lesser of para. 10.e.ii.a. and 10.e.ii.b. below)	3,737	—	3,737
(i)	SSAP 10R, Paragraph 10.e.ii.a.	3,737	—	3,737
(j)	SSAP 10R, Paragraph 10.e.ii.b.			18,576
(k)	SSAP 10R, Paragraph 10.e.iii.	51,738	18,583	70,321
(l)	Total (g + h + k)	$(9,617)	$(11,363)	$(20,980)

The changes in total adjusted capital and the RBC authorized control level used in the SSAP 10R, paragraph 10.d. evaluation were as follows:

(m)	Total adjusted capital			$273,904
(n)	RBC authorized control level			$16,761

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation and the increased amount of deferred tax assets, admitted assets and statutory surplus as a result of the application of SSAP No. 10R, paragraph 10.e. is as follows:

		Ordinary	Capital	Total
		(in thousands)
2010:
SSAP 10R, Paragraphs 10.a., 10.b., and 10.c.:
(a)	Admitted deferred tax assets	$216,379	$18,583	$234,962
(b)	Admitted assets			$8,481,570
(c)	Adjusted statutory surplus *			$3,531,099
(d)	Total adjusted capital from DTAs			$3,926,466

Increases due to SSAP 10R, Paragraph 10.e.:
(e)	Admitted deferred tax assets	$2,507	$—	$2,507
(f)	Admitted assets			$2,507
(g)	Statutory surplus			$2,507

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

		Ordinary	Capital	Total
		(in thousands)
2009:
SSAP 10R, Paragraphs 10.a., 10.b., and 10.c.:
(a)	Admitted deferred tax assets	$211,206	$29,946	$241,152
(b)	Admitted assets			$7,938,109
(c)	Adjusted statutory surplus *			$3,447,579
(d)	Total adjusted capital from DTAs			$3,637,772

Increases due to SSAP 10R, Paragraph 10.e.:
(e)	Admitted deferred tax assets	$17,297	$—	$17,297
(f)	Admitted assets			$17,297
(g)	Statutory surplus			$17,297

		Ordinary	Capital	Total
		(in thousands)
Change:
SSAP 10R, Paragraphs 10.a., 10.b., and 10.c.:
(a)	Admitted deferred tax assets	$5,173	$(11,363)	$(6,190)
(b)	Admitted assets			$543,461
(c)	Adjusted statutory surplus *			$83,520
(d)	Total adjusted capital from DTAs			$288,694

Increases due to SSAP 10R, Paragraph 10.e.:
(e)	Admitted deferred tax assets	$(14,790)	$—	$(14,790)
(f)	Admitted assets			$(14,790)
(g)	Statutory surplus			$(14,790)

*    As reported on the statutory balance sheet for the most recently filed statement with the Ohio Department of Insurance commissioner adjusted in accordance with SSAP 10R, Paragraph 10.b.ii.

Nonadmitted deferred tax assets did not change for the years ended December 31, 2010, 2009 and 2008, respectively.

The impact of tax planning strategies on adjusted gross DTAs and net admitted DTAs for the year ended December 31, 2010, is as follows:

	Ordinary	Capital	Total
Adjusted gross DTA (% of total adjusted gross DTAs)	0.00%	0.00%	0.00%
Net admitted adjusted gross DTAs (% of total net admitted adjusted gross DTAs)	0.00%	0.00%	0.00%

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

Current income taxes incurred for the years ended December 31, consist of the following major components:

	2010	2009	2008
	(in thousands)
Federal	$(2,860)	$6,783	$25,117
Foreign	—	—	—
Subtotal	(2,860)	6,783	25,117
Federal income tax on net capital gains	11,783	27,556	23,818
Utilization of capital loss carry-forwards	—	—	—
Other	(6,027)	(6,649)	(4,617)
Federal and foreign income taxes incurred	$2,896	$27,690	$44,318

The main components of the deferred tax amounts at December 31 are as follows:

			2010	2009	Change
			(in thousands)
Deferred tax assets
(a)	Ordinary:
	(1)	Discounting of unpaid losses	$—	$—	$—
	(2)	Unearned premium revenue	—	—	—
	(3)	Policyholder reserves	51,504	63,549	(12,045)
	(4)	Investments	—	—	—
	(5)	Deferred acquisition costs	33,979	34,739	(760)
	(6)	Policyholder dividends accrual	9,784	8,625	1,159
	(7)	Fixed assets	2,878	2,743	135
	(8)	Compensation and benefits accrual	113,309	112,424	885
	(9)	Pension accrual	—	—	—
	(10)	Receivables — nonadmitted	971	785	186
	(11)	Net operating loss carry-forward	—	—	—
	(12)	Tax credit carry-forward	—	—	—
	(13)	Other	6,461	5,638	823
	(14)	Subtotal	218,886	228,503	(9,617)
(b)	Statutory valuation allowance adjustment		—	—	—
(c)	Nonadmitted		—	—	—
(d)	Admitted ordinary deferred tax assets (a14 – b – c)		218,886	228,503	(9,617)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

			2010	2009	Change
			(in thousands)
Deferred tax assets (continued)
(e)	Capital:		18,583	29,946	(11,363)
	(1)	Investments	—	—	—
	(2)	Net capital loss carry-forward	—	—	—
	(3)	Real estate	—	—	—
	(4)	Other	18,583	29,946	(11,363)
	(5)	Subtotal	—	—	—
(f)	Statutory valuation allowance adjustment		—	—	—
(g)	Nonadmitted		18,583	29,946	(11,363)
(h)	Admitted capital deferred tax assets (e5 – f – g)		$237,469	$258,449	$(20,980)
(i)	Admitted deferred tax assets (d + h)

Deferred tax liabilities
(a)	Ordinary:
	(1)	Investments	$38,821	$15,125	$23,696
	(2)	Fixed assets	4,478	3,875	603
	(3)	Deferred and uncollected premium	19,104	18,975	129
	(4)	Policyholder reserves	—	—	—
	(5)	Other	1,510	819	691
	(6)	Subtotal	63,913	38,794	25,119
(b)	Capital:
	(1)	Investments	138,441	116,488	21,953
	(2)	Real estate	—	—	—
	(3)	Other	—	—	—
	(4)	Subtotal	138,441	116,488	21,953
(c)	Deferred tax liabilities (a6 + b4)		$202,354	$155,282	$47,072

Net deferred tax assets (liabilities)			$35,115	$103,167	$(68,052)

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

6.  Federal Income Taxes (continued)

The Company’s federal income tax expense and change in net deferred income taxes differs from the amount obtained by applying the federal statutory rate of 35% to gain from operations before federal income tax expense and net realized capital gains.  The significant differences for the year ended December 31, are as follows (in thousands):

		Effective		Effective		Effective
	2010	Tax Rate	2009	Tax Rate	2008	Tax Rate
Provision computed at statutory rate	$8,224	35.00%	$18,049	35.00%	$88,839	35.00%
Dividends received deduction	(20,372)	(86.70)	(2,586)	(5.01)	(28,225)	(11.12)
Tax credits	(870)	(3.70)	(1,792)	(3.48)	(309)	(0.12)
Other invested assets	1,387	5.90	5,563	10.79	(7,462)	(2.94)
Medicare Part D	4,900	20.85	—	0.00	—	0.00
Pension plan	7,432	31.63	3,427	6.65	1,062	0.42
Additional minimum pension liability	—	0.00	9,814	19.03	(9,814)	(3.87)
Change in tax contingency reserves	—	0.00	—	0.00	(7,880)	(3.10)
Change in reserve valuation basis	12,182	51.84	—	0.00	—	0.00
Security transfer(1)	—	0.00	(54,845)	(106.35)	(23,864)	(9.40)
Other	(3,463)	(14.73)	(4,718)	(9.16)	(3,106)	(1.23)
Total	$9,420	40.09%	$(27,088)	(52.53)%	$9,241	3.64%

Federal income taxes incurred	$(8,887)	(37.82)%	$134	0.26%	$20,500	8.08%
Change in net deferred income taxes(2)	18,307	77.91	(27,222)	(52.79)	(11,259)	(4.44)
Total statutory income taxes	$9,420	40.09%	$(27,088)	(52.53)%	$9,241	3.64%

(1)          Tax effects of securities transferred to other legal entities within the tax sharing agreement

(2)          Excludes change in net deferred income taxes on certain realized gains/losses of $332, $(4,532) and $5,326 for the years ended December 31, 2010, 2009 and 2008, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

7.  Regulatory Matters

The Company is required by statutory regulations to meet minimum risk-based capital standards.  Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile.  At December 31, 2010 and 2009, the Company exceeded the minimum risk-based capital.

State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.

Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of ten percent of statutory surplus or statutory net income as of the preceding December 31, but only to the extent of earned surplus as of the preceding December 31. In 2011, the Company has $253.4 million available for payment of dividends based on capital and surplus of $3,533.6 million and dividends accrued of $100.0 million at December 31, 2010.

8.  Commitments and Contingencies

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts.  The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.

At December 31, 2010, the Company does not have any material lease agreements as a lessee for office space or equipment.

At December 31, 2010, the Company has future commitments to provide additional capital contributions of $252.2 million to private equity and real estate joint ventures, limited partnerships and limited liability companies.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

9.  Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2010, the Company’s annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
	(in thousands)
At book value without adjustment (with minimal or no charge or adjustment)	$408,979	35.6%
Not subject to discretionary withdrawal	740,453	64.4%
Total annuity reserves and deposit fund liabilities (before reinsurance)	1,149,432	100.0%
Less reinsurance ceded	156,095
Net annuity reserves and deposit fund liabilities	$993,337

Of the total net annuity reserves and deposit fund liabilities of $993.3 million at December 31, 2010, $266.7 million was included in the general account and $726.6 million was included in the separate accounts.

Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10.  Employee Retirement Benefits

The Company has a noncontributory pension plan under group annuity contracts covering substantially all employees and field representatives.  In addition, the Company provides certain healthcare and life insurance benefits for retired employees or their beneficiaries.  Substantially all of the Company’s employees and field representatives may become eligible for those benefits when they reach normal retirement age while working for the Company.

The Company uses a December 31 measurement date for all plans.

A summary of assets, obligations and assumptions of the pension and other postretirement benefit plans at December 31, are as follows:

	Pension Benefits		Postretirement Medical
	2010	2009	2010	2009
	(in thousands)
Change in benefit obligation:
Benefit obligation at beginning of year	$728,185	$682,929	$199,983	$192,497
Service cost	15,998	13,266	4,233	5,788
Interest cost	43,346	41,759	8,689	11,311
Medicare Part D payments received	—	—	1,869	1,787
ERRP reimbursement received	—	—	670	—
Contribution by plan participants	—	—	2,806	2,550
Actuarial (gain) loss	32,400	31,554	(51,146)	383
Benefits paid	(42,881)	(41,323)	(15,368)	(14,333)
Plan amendments	(49,632)	—	—	—
Benefit obligation at end of year	$727,416	$728,185	$151,736	$199,983

Change in plan assets:
Fair value of plan assets at beginning of year	$667,677	$601,295	$—	$—
Actual return on plan assets	101,360	107,705	—	—
Employer contribution	—	—	10,023	9,996
Plan participants’ contributions	—	—	2,806	2,550
Medicare Part D payments received	—	—	1,869	1,787
ERRP reimbursement received	—	—	670	—
Benefits paid	(42,881)	(41,323)	(15,368)	(14,333)
Fair value of plan assets at end of year	$726,156	$667,677	$—	$—

Funded status:
(Unfunded) overfunded obligation	$(1,260)	$(60,508)	$(151,736)	$(199,984)
Unamortized prior service cost	(41,745)	9,473	(27,258)	(30,130)
Unrecognized net (gain) or loss	512,727	557,116	(51,736)	(3,511)
Prepaid assets* (accrued liabilities)	$469,722	$506,081	$(230,730)	$(233,625)

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$697,234	$667,192	$151,736	$199,983

Benefit obligation for non-vested employees:
Projected pension obligation	$5,331	$6,990	$—	$—
Accumulated benefit obligation	$4,646	$4,250	$—	$—

* Indicates non-admitted

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10.  Employee Retirement Benefits (continued)

Components of net periodic benefit cost:

	Pension Benefits
	2010	2009	2008
Service cost	$15,998	$13,266	$12,633
Interest cost	43,346	41,759	40,102
Expected return on plan assets	(61,015)	(68,561)	(72,226)
Amount of recognized gains and losses	36,444	28,348	24,279
Amount of prior service cost recognized	1,586	1,586	1,586
Total net periodic benefit cost (benefit)	$36,359	$16,398	$6,374

Components of net periodic benefit cost:

	Postretirement Medical
	2010	2009	2008
Service cost	$4,233	$5,788	$5,924
Interest cost	8,689	11,311	11,243
Amount of recognized gains and losses	(2,922)	(76)	(40)
Amount of prior service cost recognized	(2,872)	(2,872)	(2,872)
Total net periodic benefit cost (benefit)	$7,128	$14,151	$14,255

Weighted-average assumptions used to determine net periodic benefit cost for the year ended December 31:

	Pension Benefits		Postretirement Medical
	2010	2009	2010	2009

Weighted average discount rate	6.13%	6.25%	6.13%	6.25%
Rate of compensation increase	4.60%	4.60%	4.60%	4.60%
Expected long-term rate of return on plan assets	8.00%	8.50%	N/A	N/A

Weighted-average assumptions used to determine the benefit obligation at December 31:

	Pension Benefits		Postretirement Medical
	2010	2009	2010	2009

Weighted average discount rate	5.75%	6.13%	5.75%	6.13%
Rate of compensation increase	4.60%	4.60%	4.60%	4.60%

The Company has no additional minimum pension liability for 2010 or 2009.  The Company recognized an additional minimum pension liability of $28.0 million at December 31, 2008.  The amount included in unassigned funds (surplus) at December 31, 2008, arising from a change in the additional minimum pension liability recognized was $17.0 million, representing the excess of the additional minimum liability over the unamortized prior service cost at December 31, 2008.  This was reversed in unassigned funds (surplus) in 2009.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10.  Employee Retirement Benefits (continued)

On September 22, 2010, the Company adopted an amendment to the pension plan that changes the formula used to calculate plan participant benefits prospectively effective January 1, 2011, subject to special transition provisions applicable to participants whereby the sum of years of service and age is equal to or greater than 70.  The plan amendment is expected to reduce the annual service cost accrued and participant benefits paid by the pension plan in future years.  The impact to future service cost accrued and participant benefits paid will depend on various factors including length of service and retirement age.  The plan amendment resulted in a $49.6 million decrease in the pension benefit obligation in 2010.

The Company’s discount rate assumption is determined by utilizing a discounted cash flow analysis of the Company’s obligations.  The yield curve utilized in the cash flow analysis is comprised of highly rated (Aaa or Aa) corporate bonds.  The discount rate was reduced from 6.125% at December 31, 2009 to 5.75% at December 31, 2010.  This resulted in a $30.4 million increase in the pension benefit obligation in 2010.

The Company employs a prospective building block approach in determining the long-term expected rate of return for plan assets.  Historical returns are determined by asset class.  The historical relationships between equities, fixed income securities, and other assets are reviewed.  The Company applies long-term asset return estimates to the plan’s target asset allocation to determine the weighted-average long-term return.  The Company’s long-term asset allocation was determined through modeling long-term returns and asset return volatilities and is guided by an investment policy statement created for the plan.

The asset allocation for the defined benefit pension plan at the end of 2010 and 2009, and the target allocation for 2010 by asset category, are as follows:

	Target Allocation Percentage	Percentage of Plan Assets
	2010	2010	2009
Asset category:
Equity securities	47%	59%	55%
Fixed income securities	40	21	23
Short-term investments	—	—	—
Other	13	20	22
Total	100%	100%	100%

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10.  Employee Retirement Benefits (continued)

The plan employs a total return investment approach whereby a mix of fixed income and equity investments are used to maximize the long-term return of plan assets for a prudent level of risk.  Risk tolerance is established through careful consideration of plan liabilities, plan funded status, and corporate financial condition.  The total portfolio is structured with multiple sub-portfolios, each with a specific fixed income or equity asset management discipline.  Each sub-portfolio is subject to individual limitations and performance benchmarks as well as limitations at the consolidated portfolio level.  Quarterly asset allocation meetings are held to evaluate portfolio asset allocations and to establish the optimal mix of assets given current market conditions and risk tolerance.  Investment mix is measured and monitored on an on-going basis through regular investment reviews, annual liability measurements, and periodic asset/liability studies.

The Company’s pension plan assets consist primarily of debt and equity securities, mutual funds and private equity funds, all of which are carried at fair value.

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price).  The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•                  Level 1 — Quoted prices (unadjusted) in active markets for identical assets or liabilities.  The Company’s Level 1 assets primarily include exchange-traded equity securities and mutual funds.

•                  Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  The Company’s Level 2 assets primarily include certain debt securities for which public price quotations are not available, but that use other market-observable inputs from third-party pricing service quotes or internal valuation models using observable inputs.

•                  Level 3 — Significant unobservable inputs for the asset or liability.  The Company’s Level 3 assets primarily include private equity fund interests.

Debt Securities

The fair values of actively traded debt securities have been determined through the use of third-party pricing services utilizing market observable inputs.

Equity Securities

The fair values of actively traded equity securities have been determined utilizing publicly quoted prices from third-party pricing services.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

Mutual Funds

The fair values of mutual funds have been determined utilizing the net asset values of the funds.

Private Equity and Fixed Income Funds

The fair values of private equity and fixed income funds have been determined utilizing the net asset values of the funds.

The fair value of the pension plan’s assets by asset category is as follows:

	Assets
	Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(in thousands)
At December 31, 2010:
Debt securities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$9,502	$9,502	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	4,203	—	4,203	—
Debt securities issued by foreign governments	1,215	—	1,215	—
Corporate securities	96,649	—	96,649	—
Residential mortgage-backed securities	18,623	—	18,623	—
Commercial mortgage-backed securities	14,072	—	14,072	—
Equity securities
Common equity	285,674	285,674	—	—
Mutual funds	143,260	143,260	—	—
Other invested assets
Private equity	133,948	—	—	133,948
Other assets	19,010	—	8,606	10,404
Total plan assets	$726,156	$438,436	$143,368	$144,352

At December 31, 2009:
Debt securities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$7,696	$—	$7,696	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	2,754	—	2,754	—
Debt securities issued by foreign governments	2,688	—	2,688	—
Corporate securities	108,953	—	108,953	—
Residential mortgage-backed securities	23,313	—	23,313	—
Commercial mortgage-backed securities	9,229	—	9,229	—
Equity securities
Common equity	237,616	237,616	—	—
Mutual funds	131,489	131,489	—	—
Other invested assets
Private equity	119,298	—	—	119,298
Other assets	24,641	—	14,237	10,404
Total plan assets	$667,677	$369,105	$168,870	$129,702

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10. Employee Retirement Benefits (continued)

The reconciliation for all plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2010, is as follows:

		Actual Return Gains (Losses) on Plan Assets
	Beginning Assets as of January 1, 2010	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales and Settlements	Transfers In (Out) of Level 3	Ending Assets as of December 31, 2010
	(in thousands)
Other invested assets
Private equity	$119,298	$14,425	$—	$225	$—	$133,948
Other assets	10,404	—	—	—	—	10,404
Total	$129,702	$14,425	$—	$225	$—	$144,352

The reconciliation for all plan assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2009, is as follows:

		Actual Return Gains (Losses) on Plan Assets
	Beginning Assets as of January 1, 2009	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales and Settlements	Transfers In (Out) of Level 3	Ending Assets as of December 31, 2009
	(in thousands)
Other invested assets
Private equity	$104,636	$12,375	$1,690	$597	$—	$119,298
Other assets	—	—	—	10,404	—	10,404
Total	$104,636	$12,375	$1,690	$11,001	$—	$129,702

For measurement purposes of the postretirement benefit obligation, a 6.0% annual rate of increase in the per capita cost of covered health care benefits is assumed for 2011.  The rate was assumed to decrease gradually to 4.75% for 2016 and remain at that level thereafter.

Increasing or decreasing the assumed health care cost trend rate assumption by one percentage point in each year would increase (decrease) the postretirement benefit obligation as of December 31, 2010, by $17.2 million and $(14.7) million, respectively, and the estimated interest cost components of net period postretirement benefit cost for 2010 by $1.6 million and $(1.4) million, respectively.

The Company made contributions to the postretirement medical plan of $12.6 million in 2010 and expects to contribute $145.1 million between 2011 and 2020, inclusive.  The Company received $1.9 million of subsidies in 2010 and expects to receive $23.8 million of subsidies between 2011 and 2020, inclusive, related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

10.  Employee Retirement Benefits (continued)

At December 31, 2010, the assets of the Company’s pension include approximately $98.9 million invested in the Touchstone Family of Funds, which are administered by the Company, $124.2 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. and a $9.2 million investment in a group annuity contract issued by Lafayette Life.  At December 31, 2009, the assets of the Company’s pension include approximately $121.3 million invested in the Touchstone Family of Funds, which are administered by the Company, $110.6 million invested in private equity and fixed income funds managed by Fort Washington Investment Advisors, Inc. and a $10.3 million investment in a group annuity contract issued by Lafayette Life.

As of December 31, 2010, future benefit payments for the pension plan are expected as follows (in millions):

2011	$43.7
2012	44.8
2013	45.7
2014	46.7
2015	47.7
Five years thereafter	$259.1

Future benefit payments for the postretirement medical plan are expected as follows (in millions):

2011	$9.8
2012	11.0
2013	12.2
2014	12.4
2015	12.5
Five years thereafter	$63.4

The Company does not expect to make contributions to the pension plan during 2011.  The Company expects to contribute approximately $9.8 million during 2011 to its postretirement medical plan.

The Company sponsors a contributory employee retirement savings plan covering substantially all eligible, full-time employees.  This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).  The Company’s contributions to the plan are based on a combination of the employee’s contributions to the plan and a percentage of the employee’s earnings for the year.  Total Company contributions to the defined contribution plan were $1.7 million, $1.8 million, and $1.3 million for 2010, 2009 and 2008, respectively.

The Western and Southern Life Insurance Company

Notes to Financial Statements (Statutory-Basis) (continued)

11.  Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations at December 31, 2010, were as follows:

	Gross	Net of Loading
	(in thousands)

Ordinary new business	$10,191	$594
Ordinary renewal	79,257	53,745
Accident and health renewal	643	406
Assumed investment type contracts	375	375
Total	$90,466	$55,120

Financial Statement Schedules (Statutory-Basis)

The Western and Southern Life Insurance Company

Summary of Investments - Other Than Investments in Related Parties

(in thousands)

December 31, 2010

Schedule I

Type of Investment	Cost (1)	Market Value	Amount at which shown in the Balance Sheet
Debt securities
Bonds:
United States government and government agencies and authorities	$52,264	$56,221	$52,264
States, municipalities and political subdivisions	505,963	521,109	505,963
Foreign governments	31,929	35,686	31,929
All other corporate bonds	2,795,247	2,965,643	2,795,247
Preferred stocks	334	335	334
Total fixed maturities	3,385,737	3,578,994	3,385,737

Equity securities
Common stocks:
Industrial, miscellaneous and all other	698,636	1,040,858	1,040,858

Mortgage loans on real estate	38,567		38,567
Real estate	32,658		32,658
Policy loans	170,600		170,600
Other long-term investments	109,402		109,402
Cash, cash equivalents and short-term investments	242,017		242,017
Total investments	$4,677,617		$5,019,839

(1)  Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

The Western and Southern Life Insurance Company

Supplementary Insurance Information

(in thousands)

Schedule III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*	Premiums Written
Year ended December 31, 2010
Individual life	$2,512,010	$—	$28,890	$249,087	$196,920	$230,179	$92,852
Individual health	220,824	2,577	3,768	30,327	15,484	5,767	17,026	$30,308
Group life and health	84,040	—	555	4,854	1,858	8,144	122	—
Annuity	10,999	—	14,413	1,987	690	126,870	752
Corporate and other	—	—	—	—	86,252	—	42,933
	$2,827,873	$2,577	$47,626	$286,255	$301,204	$370,960	$153,685

Year ended December 31, 2009
Individual life	$2,492,541	$—	$28,639	$250,726	$196,365	$231,431	$94,192
Individual health	236,573	2,887	3,685	32,469	16,108	(2,339)	18,300	$32,482
Group life and health	117,101	—	763	3,756	3,161	9,233	217	—
Annuity	12,163	—	10,981	(486)	783	126,316	1,220
Corporate and other	—	—	—	—	48,241	—	39,597
	$2,858,378	$2,887	$44,068	$286,465	$264,658	$364,641	$153,526

Year ended December 31, 2008
Individual life	$2,474,741	$—	$23,373	$323,797	$199,307	$322,374	$91,537
Individual health	259,839	3,059	3,944	33,748	18,957	13,475	16,145	$33,767
Group life and health	114,553	—	724	3,135	3,062	6,846	169	—
Annuity	12,949	—	12,348	3,286	912	139,659	965
Corporate and other	—	—	—	—	161,924	—	33,250
	$2,862,082	$3,059	$40,389	$363,966	$384,162	$482,354	$142,066

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

The Western and Southern Life Insurance Company

Reinsurance

(in thousands)

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2010
Life insurance in force	$16,870,507	$2,383,505	$441,468	$14,928,470	3%
Premiums:
Individual life	$249,741	$1,589	$934	$249,086	0%
Individual health	34,622	4,295	—	30,327	—
Group life and health	4,855	—	—	4,855	—
Annuity	83	—	1,904	1,987	96%
	$289,301	$5,884	$2,838	$286,255	1%

Year ended December 31, 2009
Life insurance in force	$17,146,167	$2,514,058	$455,573	$15,087,682	3%
Premiums:
Individual life	$251,528	$1,621	$819	$250,726	0%
Individual health	36,829	4,360	—	32,469	—
Group life and health	3,756	—	—	3,756	—
Annuity	107	—	(593)	(486)	122%
	$292,220	$5,981	$226	$286,465	0%

Year ended December 31, 2008
Life insurance in force	$17,352,486	$2,675,810	$471,638	$15,148,314	3%
Premiums:
Individual life	$250,736	$4,380	$77,441	$323,797	24%
Individual health	38,982	5,233	—	33,749	—
Group life and health	3,135	—	—	3,135	—
Annuity	109	—	3,176	3,285	97%
	$292,962	$9,613	$80,617	$363,966	22%

PART C

OTHER INFORMATION

ITEM 26. — EXHIBITS

(a)                                  Resolution of Board of Directors of the Columbus Life Insurance Company dated September 10, 1998 authorizing the establishment of the Separate Account (1)

(b)           Not applicable

(c)                                  (1)           (i)            Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc. (2)

(ii)           Addendum to Schedule A of Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (9)

(iii)          Supplemental Addendum to Schedule A of Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (9)

(iv)          Amended Schedule A to Distributor Agreement between the Columbus Life Insurance Company, on behalf of Separate Account 1, and Touchstone Securities, Inc., and its affiliated insurance agencies (14)

(2)                                  (i)            Form of General Agency Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency (3)

(ii)           Commission Schedule to Form of General Agency Agreement by and between Touchstone Securities, Inc., its affiliated insurance agencies, a broker-dealer and a life agency (9)

(iii)          Form of Broker-Dealer Sales Agreement by and between Touchstone Securities, Inc., Columbus Life Insurance Company and a broker-dealer (9)

(vi)          Amended Commission Schedule to Form of General Agency Agreement or Broker Dealer Sales Agreement (14)

(3)           Form of override commission schedule (14)

(d)                                 (1)           Form of Survivorship Variable Universal Life Insurance Policy issued by Columbus Life Insurance Company (8)

(2)           Form of Accelerated Death Benefit Rider (3)

(3)           Form of Other Insured Rider (9)

(4)           Form of Accelerated Death Benefit Plus Rider (3)

(5)           Form of Extended Coverage Benefit Rider (9)

(6)           Form of Extended No-Lapse Guarantee Rider (9)

(7)           Form of Last Survivor Additional Life Rider (9)

(8)           Form of Estate Protection Rider (9)

(9)           Form of Estate Tax Repeal Rider (9)

(10)                            Form of Enhanced Cash Value Rider (13)

(11)                            Form of Overloan Protection Rider (18)

(12)                            Form of Accelerated Death Benefit Life Plus Rider (18)

(e)                                  (1)           Form of Columbus Life Insurance Company Application for Life Insurance (3)

(2)                                  Form of Columbus Life Insurance Company Supplement to Application for Life Insurance to be Completed When Applying for Flexible Premium Variable Universal Life (3)

(3)                                  Alternative form of Columbus Life Insurance Company Application for Life Insurance (9)

(4)                                  Alternative form of Columbus Life Ins. Co. Application for Life Insurance (13)

(f)                                    (1)           (i)            Certificate of Incorporation of the Columbus Life Insurance Company (5)

(ii)           Certificate of Amendment of Articles of Incorporation of Columbus Life Insurance Company (5)

(2)           Code of Regulations of the Columbus Life Insurance Company (5)

(g)           Not applicable.

(h)                                 (1)           (i)            Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (5)

(ii)           Amended Exhibit B to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (6)

(iii)          Amendment to Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (6)

(iv)          Amended Exhibit A to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (9)

(v)           Amended Exhibits A and B to the Fund Participation Agreement between Columbus Life Insurance Company and Touchstone Variable Series Trust (12)

(vi)          Form of Shareholder Services Agreement, dated May 1, 2008, between Columbus Life Insurance Company and Touchstone Advisors, Inc. (18)

(2)                                  (i)            Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (3)

(ii)           Amendment No.1 to the Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (3)

(iii)          Amendment No. 2 to the Fund Participation Agreement by and between Deutsche Asset Management VIT Funds, Bankers Trust Company and Columbus Life Insurance Company (6)

(iv )         Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (3)

(v)           Amendment No.1 to the Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (3)

(vi)          Amendment No. 2 to the Administrative Services letter between Bankers Trust Company and Columbus Life Insurance Company (6)

(3)                                  (i)            Janus Aspen Series Fund Participation Agreement (Service Shares) between Janus Aspen Series and Columbus Life Insurance Company (3)

(ii)           Amendment No. 1 to Fund Participation Agreement between Janus Aspen Series and Columbus Life Insurance Company (7)

(iii)          Amendment No. 2 to Fund Participation Agreement between Janus Aspen Series and Columbus Life Insurance Company (9)

(iv)          Distribution and Shareholder Services Agreement, Service Shares of Janus Aspen Series (for Insurance Companies), by and between Janus Distributors, Inc. and Columbus Life Insurance Company (3)

(4)                                  (i)            Amended and Restated Participation Agreement among MFS Variable Insurance Trust, Columbus Life Insurance Company and Massachusetts Financial Services Company (3)

(ii)           Amendment No. 1 to Amended and Restated Participation Agreement among MFS Variable Insurance Trust, Columbus Life Insurance Company and Massachusetts Financial Services Company (9)

(iii)          Administrative Services Agreement between Massachusetts Financial Services Company, Western-Southern Life Assurance Company, and Columbus Life Insurance Company (3)

(5)                                  (i)            Form of Amended and Restated Participation Agreement, dated May 1, 2008, between Fidelity Variable Insurance Products Funds, Fidelity Distributors Corporation and Columbus Life Insurance Company (18)

(ii)           Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and Columbus Life Insurance Company (3)

(iii)          Service Contract between Fidelity Distributors Corporation and Columbus Life Insurance Company (3)

(iv)          Form of Sub-license Agreement, dated May 1, 2008, by and between Fidelity Distributors Corporation and Columbus Life Insurance Company (18)

(6)                                  (i)            Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(ii)           Amendment No. 1 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(iii)          Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(iv)          Amendment No. 1 to Participation Agreement among Panorama Series Fund, Inc., OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(v)           Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (3)

(vi)          Amendment No. 1 to Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (9)

(vii)         Amendment to Letter Agreement between OppenheimerFunds, Inc. and Columbus Life Insurance Company (10)

(7)                                  (i)            Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (5)

(ii)           Agreement with respect to Trademarks and Fund Names between AIM Management Group Inc. and Columbus Life Insurance Company (5)

(iii)          Amendment to Agreement with respect to Trademarks and Fund Names between AIM Management Group, Inc. and Columbus Life Insurance Company (14)

(iv)          Administrative Services Agreement between Columbus Life Insurance Company and AIM Advisors, Inc. (5)

(v)           Amendment to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (12)

(vi)          Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., Columbus Life Insurance Company, on behalf of itself and its separate accounts, and Touchstone Securities, Inc. (14)

(vii)         Form of Distribution Agreement between Touchstone Securities, Inc. and A I M Distributors, Inc. (11)

(8)                                  (i)            Fund Participation Agreement between Columbus Life Insurance Company, J.P. Morgan Series Trust, JPMorgan Investment Advisors Inc., J.P. Morgan Investment Management Inc., and JPMorgan Funds Management Inc., dated April 24, 2009 (20).

(ii)           Supplemental Payment Agreement between Columbus Life Insurance Company and JPMorgan Investment Advisors Inc. and J.P. Morgan Investment Management Inc., dated April 24, 2009 (20).

(9)                                  Form of Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Columbus Life Insurance Company, and Touchstone Securities, Inc. (11)

(10)                            (i)            Form of Participation Agreement between Columbus Life Insurance Company, Scudder Variable Series I, Scudder Distributors, Inc., and Deutsche Investment Management Americas Inc. (11)

(ii)           Form of Service Agreement between Deutsche Investment Management Americas Inc. and Columbus Life Insurance Company (12)

(11)                            Form of Participation Agreement Putnam Variable Trust, Putnam Retail Management, Inc., and Columbus Life Insurance Company (12)

(12)                            (i)            Form of Participation Agreement between Columbus Life Insurance Company, Van Kampen Life Investment Trust, Van Kampen Funds Inc., and Van Kampen Asset Management Inc. (11)

(ii)           Form of Service Agreement between Van Kampen Funds Inc. and Columbus Life Insurance Company (11)

(13)                            (i)            Form of Participation Agreement between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (11)

(ii)           Form of Amendment to Participation Agreement, dated May 1, 2008, between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated, and Morgan Stanley Investment Management Inc. (18)

(iii)          Form of Service Agreement between Morgan Stanley & Co. Incorporated and Columbus Life Insurance Company (11)

(iv)          Form of Service Agreement between Morgan Stanley Investment Management Inc. and Columbus Life Insurance Company (12)

(v)           Form of Administrative Services Agreement, dated May 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Distribution, Inc. (18)

(vi)          Form of Administrative Services Letter, dated May 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Investment Management, Inc. (18)

(vii)         Form of Amendment to Participation Agreement, dated as of December 1, 2008, between Columbus Life Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc., and Morgan Stanley Investment Management Inc. (19)

(viii)        Form of Administrative Services Agreement, dated as of December 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Distribution, Inc. (19)

(ix)           Form of Administrative Services Letter, dated as of December 1, 2008, between Columbus Life Insurance Company and Morgan Stanley Investment Management, Inc. (19)

(14)                            (i)            Form of Rule 22c-2 Agreement with respect to AIM Variable Insurance Funds (17)

(ii)           Form of Rule 22c-2 Agreement with respect to The Alger American Fund (17)

(iii)          Form of Rule 22c-2 Agreement with respect to DWS Investments VIT Funds and DWS Variable Series I (17)

(iv)          Form of Rule 22c-2 Agreement with respect to Fidelity Variable Insurance Products Funds (17)

(v)           Form of Rule 22c-2 Agreement with respect to Franklin Templeton Variable Insurance Products Trust (17)

(vi)                              Form of Rule 22c-2 Agreement with respect to Janus Aspen Series (17)

(vii)         Form of Rule 22c-2 Agreement with respect to JP Morgan Series II Trust (17)

(viii)        Form of Rule 22c-2 Agreement with respect to MFS Variable Insurance Trust (17)

(ix)           Form of Rule 22c-2 Agreement with respect to Oppenheimer Variable Account Funds and Panorama Series Funds (17)

(x)            Form of Rule 22c-2 Agreement with respect to PIMCO Variable Insurance Trust (17)

(xi)           Form of Rule 22c-2 Agreement with respect to Putnam Variable Trust (17)

(xii)          Form of Rule 22c-2 Agreement with respect to Touchstone Variable Series Trust (17)

(xiii)         Form of Rule 22c-2 Agreement with respect to Van Kampen Life Investment Trust  (17)

(xiv)        Form of Rule 22c-2 Agreement with respect to The Universal Institutional Funds, Inc. (17)

(15)                            (i)            Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors, LLC and Columbus Life Insurance Company, dated April 30, 1999 (5)

(ii)           Form of Amendment No. 3 dated as of December 1, 2008, to Participation Agreement between PIMCO Variable Insurance Trust, Allianz Global Investors Distributors, LLC and Columbus Life Insurance Company, dated April 30, 1999 (19)

(16)                            (i)            Form of Participation Agreement between Rydex Variable Trust, Rydex Distributors, Inc. and Columbus Life Insurance Company, dated as of December 1, 2008, (19)

(ii)           Form of Variable Product Services Agreement, dated as of December 1, 2008, between Rydex Distributors, Inc. and Columbus Life Insurance Company (19)

(iii)          Form of Administrative Services Letter, dated as of December 1, 2008, between PADCO Advisors II, Inc., and Columbus Life Insurance Company (19)

(iv)          Amendment No. 1 to the Administrative Services Agreement, dated March 11, 2011, between Security Investors, LLC and Columbus Life Insurance Company (filed herewith)

(v)           Amendment No. 1 to the Participation Agreement, dated March 11, 2011, between Rydex Variable Trust, Rydex Distributors, LLC and Columbus Life Insurance Company (filed herewith)

(i)                                     Not applicable.

(j)                                     Guarantee from The Western and Southern Life Insurance Company on behalf of Columbus Life Insurance Company (16)

(k)           (1)           Opinion and Consent of Counsel (filed herewith)

(2)           Opinion and Consent of Counsel to The Western and Southern Life Insurance Company (16)

(l)            Not applicable.

(m)          Not applicable.

(n)           (1)           Consent of Independent Registered Public Accounting Firm (21)

(2)                                  Powers of Attorney for Columbus Life Insurance Company (21)

(3)                                  Powers of Attorney for The Western and Southern Life Insurance Company (21)

(o)           Not applicable.

(p)           Not applicable.

(q)           Description of Issuance, Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies for Columbus Life Flexible Premium Survivorship Variable Universal Life Insurance Policies Offered by Columbus Life Insurance Company Separate Account 1 of Columbus Life Insurance Company (10)

(1)                                  Incorporated by reference to the Registration Statement on Form S-6, File No. 333-78489, filed May 14, 1999.

(2)                                  Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-78489, filed May 1, 2000.

(3)                                  Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 333-47940, filed February 7, 2001.

(4)                                  Incorporated by reference to the Registration Statement, File No. 333-47940, filed October 13, 2000.

(5)                                  Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-78489, filed August 19, 1999.

(6)                                  Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-78489, filed on April 26, 2001.

(7)                                  Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-47940, filed April 26, 2001.

(8)                                  Incorporated by reference to the Registration Statement on Form S-6, File No. 333-73390, filed November 15, 2001.

(9)                                  Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form S-6, File No. 333-73390, filed January 28, 2002.

(10)                            Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form S-6, File No. 333-73390, filed April 30, 2002.

(11)                            Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-6, File No. 333-73390, filed February 18, 2003.

(12)                            Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-6, File No. 333-73390, filed April 25, 2003.

(13)                            Incorporated by reference to Registration Statement on Form N-6, File No. 333-121135, filed December 10, 2004.

(14)                           Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6, File No. 333-121135, filed March 24, 2005.

(15)                            Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-6, File No. 333-73390, filed April 28, 2006.

(16)                            Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-6, File No. 333-73390, filed April 13, 2007.

(17)                            Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-6, File No. 333-73390, filed April 26, 2007.

(18)                            Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6, File No. 333-73390, filed April 29, 2008

(19)                            Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-6, File No. 333-73390, filed November 21, 2008.

(20)                            Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-6, File No. 333-73390, filed April 24, 2009.

(21)                            Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6, File No. 333-73390, filed April 23, 2010.

ITEM 27. — DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and officers of the Company are listed below.  Unless otherwise noted, the principal business address of all persons listed in Item 27 is 400 East Fourth Street, Cincinnati, Ohio  45202.

Name	Positions and Offices with Depositor

John F. Barrett	Director and Chairman of the Board

James N. Clark	Director

J.J. Miller	Director, President and Chief Executive Officer

James K. Risk III 1815 Sagamore Pkwy N. Lafayette, IN 47903	Director

Joseph H. Seaman PO Box 380 Lafayette, IN 47902	Director

Jerry B. Stillwell	Director

Robert B. Truitt 3601 Sagamore Pkwy N. Lafayette, IN 47904	Director

Robert L. Walker	Director, Senior Vice President and Chief Financial Officer

Clint D. Gibler	Senior Vice President and Chief Information Officer

Noreen J. Hayes	Senior Vice President

Jonathan D. Niemeyer	Senior Vice President and General Counsel

Constance M. Maccarone	Senior Vice President, Insurance Operations

Nora E. Moushey	Senior Vice President and Chief Actuary

Nicholas P. Sargen	Senior Vice President and Chief Investment Officer

Robert L. Walker	Senior Vice President and Chief Financial Officer

Charles W. Wood, Jr.	Senior Vice President and Chief Marketing Officer

Donald J. Wuebbling	Secretary and Counsel

James H. Acton, Jr.	Vice President, Senior Financial Officer

Keith W. Brown	Vice President & Chief Underwriter

Lawrence A. Fullerton	Vice President, Sales

Daniel W. Harris	Vice President

David T. Henderson	Vice President

Bradley J. Hunkler	Vice President, Chief Accounting Officer

Phillip E. King	Vice President & Auditor

Mario J. San Marco	Vice President

Michael R. Moser	Vice President & Chief Compliance Officer

Donna N. Schenk	Vice President, Marketing Services

James J. Vance	Vice President & Treasurer

R. LaDale Young	Vice President, Sales

Michael J. Altenau	Counsel

Kenneth P. Langtimm	Distribution Vice President

Steven J. Sanders	Distribution Vice President

Thomas M. Eck	Assistant Vice President

Brian A. Eichold	Assistant Vice President

Cynthia L. Funcheon	Assistant Vice President

David L. DiMartino	Assistant Vice President, Financial Projections

Ronald G. Keller	Assisant Vice President, Product Development

Lori A. Rochford	Assistant Vice President, Insurance Compliance

Hugh F. Smart	Assistant Vice President and Director, Advanced Markets

John A. Tak	Assistant Vice President, Life Products

Gregory G. Rowe	Assistant Secretary

Marianne Marshall	Assistant Treasurer

Douglas B. Perry	Assistant Treasurer

Timothy D. Speed	Assistant Treasurer

Thomas R. Stanek	Assistant Treasurer

Cheryl J. Stotts	Assistant Treasurer

Richard K. Taulbee	Assistant Treasurer

Charles L. Thomas	Assistant Treasurer

ITEM 28. — PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Affiliate	State	Entity	Ownership	Type of Business
303 Broadway QCS, LLC	Ohio	LLC	100% owned by The Western and Southern Life Insurance Company (WSLIC)	owns/operates real estate
506 Phelps Holdings, LLC	Ohio	LLC	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate
Airport Exchange Hotel Partners	Kentucky	General Partnership	74% owned by WS Airport Exchange GP, LLC; 1% owned by Eagle Realty Investments, Inc. (ERI)	owns/operates real estate
AMLIWS Summit Ridge, LLC	Missouri	LLC	74% owned by WSLIC, 1% owned by Eagle	owns/operates real estate
Autumn Village Apartments, LLC	Georgia	LLC	100% owned by Country Place Associates	real estate
Baton Rouge Cottages Investor, LLC	Ohio	LLC	100% owned by Baton Rouge Housing Holdings, LLC	real estate
Baton Rouge Housing Holdings, LLC	Ohio	LLC	98% owned by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate
Buckeye Venture Partners, LLC	Ohio	LLC	60% owned by Fort Washington Investment Advisors, Inc. (FWIA)	private equity fund management
BVP NEO, LLC	Ohio	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
Capital Analysts Agency, Inc.	Texas	Corporation	100% owned Capital Analysts Incorporated	general insurance agency
Capital Analysts Incorporated	Delaware	Corporation	100% owned by Columbus Life Insurance Company (CLIC)	broker-dealer and investment advisor
Capital Analysts Insurance Agency, Inc.	Massachusetts	Corporation	100% owned by Capital Analysts Incorporated	general insurance agency
Carmel Holdings, LLC	Ohio	LLC	49% owned by W&S Real Estate Holdings, LLC; 1% owned by ERI	ownership in real estate entity
Carmel Hotel Investor, LLC	Ohio	LLC	100% owned by Carmel Holdings, LLC	ownership in real estate entity
Carmel Hotel, LLC	Indiana	LLC	74% owned by Carmel Hotel Investor, LLC; 1% owned by ERI	owns/operates real estate
Carmenere, LLC	Texas	LLC	100% owned by North Braeswood Meritage Holdings, LLC	real estate
Carthage Senior Housing, Ltd.	Ohio	LLC	98% owned by W&S Real Estate Holdings, LLC; 1% owned by ERI	owns/operates real estate
CDC-Baton Rouge, LLC	Alabama	LLC	59% owned by Baton Rouge Cottages Investor, LLC	real estate
Centreport Hotels LLC	Texas	LLC	75% owned by ERI	owns/operates real estate
Centreport Partners LP	Texas	LP	25.25% owned by WSLIC; 49% owned by WSLR Dallas LLC, 1% owned by ERI	owns/operates real estate
Cleveland East Hotel, LLC	Ohio	LLC	74% owned by WSALD CEH, LLC; 1% owned by ERI	owns/operates real estate
CLIC Agency, Inc.	Ohio	Corporation	100% owned by Columbus Life Insurance Company	insurance agency
Country Place Associates	Ohio	General Partnership	90% owned by WS Country Place GP, LLC; 10% owned by ERI	owns/operates real estate

Affiliate	State	Entity	Ownership	Type of Business
Courtyard Nursing Care, LLC.	Ohio	LLC	100% owned by WSLAC	owns/operates real estate
Day Hill Road Land LLC	Connecticut	LLC	74% owned by W&S Real Estate Holdings, LLC and 1% owned by Eagle Realty Investments, Inc.	real estate
Dublin Hotel LLC	Ohio	LLC	25% owned by WSLIC, 49% owned by WSLR Columbus LLC, 1% owned by ERI	owns/operates real estate
Eagle Realty Group, LLC	Ohio	LLC	100% owned by W&S Operating Holdings, LLC	real estate holding company
Eagle Realty Investments, Inc. (ERI)	Ohio	Corporation	100% owned by Eagle Realty Group, LLC	real estate
Fort Washington Active Fixed Income LLC	Delaware	LLC	Managing Member Fort Washington Fixed Income LLC; investors include WSLIC	managing member for private fixed income fund
Fort Washington Capital Partners, LLC (FWCP)	Delaware	LLC	100% owned by FWIA	managing partner for numerous private equity funds
Fort Washington Fixed Income LLC	Delaware	LLC	100% owned by FWIA	private fixed income fund
Fort Washington High Yield Investors II, LLC	Delaware	LLC	managing member is FWCP	private fixed income fund
Fort Washington High Yield Investors LLC	Delaware	LLC	managing member is FWCP	private fixed income fund
Fort Washington Investment Advisors, Inc. (FWIA)	Ohio	Corporation	100% owned by W&S Operating Holdings, LLC	registered investment adviser
Fort Washington Private Equity Investors II, L.P.	Delaware	LP	general partner is FWCP; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors III, L.P.	Delaware	LP	general partner is FWCP; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors IV, L.P.	Delaware	LP	general partner is FWCP; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V, L.P.	Delaware	LP	general partner is FWPEI V GP, LLC; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V-B, L.P.	Delaware	LP	general partner is FWPEI V GP, LLC; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VI, L.P.	Delaware	LP	general partner is FWPEI VI GP, LLC; investors include WSLIC	private equity fund
Fort Washington Private Equity Investors VII, L.P.	Delaware	LP	general partner is FWPEI VI GP, LLC and investors include WSLIC	private equity fund
Fort Washington Private Equity Investors V-VC, L.P.	Delaware	LP	general partner is FWPEI V GP, LLC ; investors include WSLIC	private equity fund
Fort Washington Private Equity Opportunities Fund II, L.P.	Delaware	LP	General Partner is FWPEO II GP, LLC; WSLIC is an investor	private equity fund
Fort Washington Savings Company	Ohio	Corporation	100% owned by WSLIC	bank
FWPEI V GP, LLC	Delaware	LLC	100% owned by FWIA	general partner of the three private equity funds
FWPEI VI GP, LLC	Delaware	LLC	100% owned by FWIA	general partner of the three

Affiliate	State	Entity	Ownership	Type of Business
private equity funds
FWPEI VII GP, LLC	Delaware	LLC	100% owned by FWIA	general partner of Fund VII
FWPEO II GP, LLC	Delaware	LLC	100% owned by Fort Washington Investment Advisors, Inc.	private equity fund management
Galveston Summerbrooke Apts., LLC	Texas	LLC	54% owned by Summerbrooke Apartments Investor, LLC; 1% owned by ERI	owns/operates real estate
Grelot Cody Apartments, LLC	Ohio	LLC	100% owned by Vinings Trace, LLC	real estate
GS Beach Club, LLC	Delaware	LLC	76.5% owned by Winkler Extension Apartments Investor, LLC	real estate
GS Yorktown Apartments, LP	Delaware	LP	59% owned by YT Crossing Apartments Investor, LLC and 1% by Eagle Realty Investments, Inc.	real estate
IFS Agency Services, Inc.	Pennsylvania	Corporation	100% owned by IFS Financial Services, Inc.	general insurance agency
IFS Agency, Inc.	Texas	Corporation	100% owned by IFS Financial Services, Inc.	general insurance agency
IFS Financial Services, Inc. (IFS)	Ohio	Corporation	100% owned by Western-Southern Life Assurance Company (WSLAC)	development and marketing of financial products
IFS General Agency, Inc.	Pennsylvania	Corporation	100% owned by IFS Financial Services, Inc.	general insurance agency
IFS Insurance Agency, Inc.	Ohio	Corporation	99% owned by IFS	general insurance agency
Insurance Profillment Solutions, LLC	Ohio	LLC	100% owned by WSLIC	insurance marketing services
IR Mall Associates, Ltd.	Florida	LP	49.50% owned by WSLIC	owns/operates real estate
IR Mall Company, L.C.	Florida	LLC	50% owned by ERI	owns/operates real estate
Kentucky Co-Investment Partners, L.P.	Delaware	LP	general partner is FWCP	private equity fund
LaFrontera Hotel LLC	Texas	LLC	75% owned by ERI	owns/operates real estate
LaFrontera Lodging Partners LP	Texas	LP	74.25% owned by W&S Real Estate Holdings, LLC	owns/operates real estate
Lookout Corporate Center	Ohio	Joint Venture	50% owned by WS Lookout GP, LLC	owns/operates real estate
Mallard Sherburn Apartments, LLC	Ohio	LLC	100% owned by WSLIC	real estate
Meritage Apartments Investors, LLC	Texas	LLC	100% owned by North Braeswood Meritage Holdings, LLC	real estate
Mission Club Apartments General Partnership	Florida	General Partnership	95.5% owned by WSLIC, 4.5% owned by ERI	owns/operates real estate
National Integrity Life Insurance Company	New York	Corporation	100% owned by ILIC
NEO Capital Fund, LP	Delaware	LP	General Partner is BVP NEO, LLC	private equity fund
New Mexico Co-Investment Partners, L.P.	Delaware	LP	general partner is FWCP	private equity fund
North Braeswood Meritage Holdings, LLC	Ohio	LLC	100% owned by WSLAC	real estate
North Pittsburgh Hotel LLC	Pennsylvania	LLC	74% owned by WSALD NPH, LLC; 1% owned by ERI	owns/operates real estate

Affiliate	State	Entity	Ownership	Type of Business
Northeast Cincinnati Hotel LLC	Ohio	LLC	25% owned by WSLIC, 49% owned by WSLR Cincinnati LLC, 1% owned by ERI	owns/operates real estate
OTR Housing Associates, L.P.	Ohio	LP	98% owned by WSLIC; 1% owned by ERI	owns/operates real estate
OTR Redevelopment Group, LLC	Ohio	LLC	100% owned by OTR Walnut Housing, Ltd.	owns real estate
OTR Transitional Housing, L.P.	Ohio	LP	99% owned by WSLIC	owns/operates real estate
OTR-Walnut Housing, Ltd.	Ohio	LLC	100% owned by ERI	owns/operates real estate
Park Avenue Lofts, LLC	Colorado	LLC	49% owned by Uptown Denver Investor, LLC; 1% owned by ERI	owns/operates real estate
Peppertree Fund II, LP	Delaware	LP	General Partner is Peppertree Partners, LLC	private equity fund
Peppertree Fund, LP	Delaware	LP	General Partner is Peppertree Partners, LLC	private equity fund
Peppertree Partners, LLC	Ohio	LLC	100% voting interest owned by Fort Washington Investment Advisors, Inc.	private equity fund management
Peppertree Special Venture Fund, LLC	Delaware	LLC	Managing Member is Peppertree Partners, LLC	private equity fund
Prairie Lakes Apartments Investor, LLC	Ohio	LLC	100% owned by Prairie Lakes Holdings, LLC	real estate
Prairie Lakes Apartments, LLC	Indiana	LLC	65% total WS affiliated ownership (64% by Prairie Lakes Apartments Investor, LLC and 1% by ERI)	real estate
Prairie Lakes Holdings, LLC	Ohio	LLC	98% owned by WSLIC and 2% owned by ERI	real estate
Queen City Development I, LLC	Ohio	LLC	100% owned by Eagle Realty Group, LLC	operation of real estate
Race Street Development, Ltd.	Ohio	LLC	100% owned by W&S Real Estate Holdings, LLC	owns/operates real estate
Ridgegate Apartments Investor, LLC	Ohio	LLC	100% owned by Ridgegate Holdings, LLC	real estate
Ridgegate Commonwealth Apartments, LLC	Colorado	LLC	55% total WS affiliated ownership (44% by Ridgegate Apartments Investor, LLC and 1% by ERI)	real estate
Ridgegate Holdings, LLC	Ohio	LLC	98% owned by WSLIC and 2% owned by ERI	real estate
SBDC Management, LLC	California	LLC	100% owned by North Braeswood Meritage Holdings, LLC	real estate
Seasons Health Care LP	Ohio	LP	90% owned by WSLAC, 10% owned by Courtyard Nursing Care, LLC	owns/operates real estate
Sedona Apartments, LP	Texas	LP	0.1% owned by Sedona Apts GP, LLC, 58.54% owned by Sedona Apartments Investors, L.P. and 41.36% owned by Meritage Apartments Investors, LLC	real estate
Sedona Apts GP, LLC	Texas	LLC	100% owned by North Braeswood Meritage Holdings, LLC	real estate
Sedona Apts Investors L.P.	Texas	LP	100% owned by North Braeswood Meritage Holdings, LLC	real estate

Affiliate	State	Entity	Ownership	Type of Business
ServerVault Corp.	Delaware	Corporation	50% owned by WSLIC	technology
Shelbourne Campus Properties, LLC	Delaware	LLC	54% owned by Shelbourne Housing Investor, LLC; 1% owned by ERI	owns/operates real estate
Shelbourne Holdings, LLC	Ohio	LLC	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Shelbourne Housing Investor, LLC	Ohio	LLC	100% owned by Shelbourne Holdings, LLC	ownership in real estate entity
Sixth and Race Development, LLC	Ohio	LLC	71% owned by Race Street Development, Ltd., 25% owned by ERI	owns/operates real estate
Skyport Hotel LLC	Kentucky	LLC	25% owned by WSLIC, 49% owned by WSLR Skyport LLC; 1% owned by ERI	owns/operates real estate
Summerbrooke Apartments Investor, LLC	Ohio	LLC	100% owned by Summerbrooke Holdings, LLC	ownership in real estate entity
Summerbrooke Holdings, LLC	Ohio	LLC	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Sundance Hotel Investor, LLC	Ohio	LLC	100% owned by Sundance LaFrontera Holdings, LLC	real estate
Sundance Hotel, LLC	Texas	LLC	74% by Sundance Hotel Investor, LLC and 1% by Eagle Realty Investments, Inc.	real estate
Sundance LaFrontera Holdings, LLC	Ohio	LLC	98% by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate
The Lafayette Life Insurance Company	Indiana	Corporation	100% owned by Western & Southern Financial Group, Inc. (WSFG)
The Ohio Capital Fund LLC	Ohio	LLC	60% owned by FWIA and managed by Buckeye Venture Partners, LLC	state funded private equity fund
The Western and Southern Life Insurance Company (WSLIC)	Ohio	Corporation	100% owned by WSFG
Touchstone Advisors, Inc.	Ohio	Corporation	100% owned by IFS	registered investment adviser
Touchstone Securities, Inc.	Nebraska	Corporation	100% owned by WSLAC	securities broker-dealer
Tri-State Growth Capital Fund I, L.P.	Delaware	LP	general partner is Tri-State Ventures, LLC and investors include WSLIC	private equity fund
Tri-State Growth Capital Fund II, L.P.	Delaware	LP	general partner is Tri-State Ventures II, LLC and investors include WSLIC	private equity fund
Tri-State Ventures II, LLC	Delaware	LLC	100% owned by FWIA	private equity fund
Tri-State Ventures, LLC	Delaware	LLC	100% owned by FWIA	private equity fund
TSARR, LLC	Ohio	LLC	64% owned by WSACS RR LLC and 1% owned by Eagle Realty Investments, Inc.	real estate
Union Centre Hotel LLC	Ohio	LLC	25% owned by WSLIC; 49% owned by WSLR Union LLC; 1% owned by ERI	owns/operates real estate
Uptown Denver Apartment Holdings, LLC	Ohio	LLC	98% owned by W&S Real Estate Holdings, LLC; 2% owned by ERI	ownership in real estate entity
Uptown Denver Investor, LLC	Ohio	LLC	100% owned by Uptown Denver Apartment Holdings, LLC	ownership in real estate entity
Vinings Trace, LLC	Indiana	LLC	99% owned by WSLIC, 1% owned by ERI	owns/operates real estate
Vulcan Hotel LLC	Alabama	LLC	25% owned by WSLIC; 49% owned by WSLR Birmingham LLC; 1% owned by	owns/operates real estate

Affiliate	State	Entity	Ownership	Type of Business
ERI
W&S Brokerage Services, Inc.	Ohio	Corporation	100% owned by WSLAC	investment advisor and broker dealer
W&S Financial Group Distributors, Inc.	Ohio	Corporation	100% owned by IFS	general insurance agency
W&S Operating Holdings, LLC	Ohio	LLC	100% owned by WSLIC	owns operating entities
W&S Real Estate Holdings, LLC	Ohio	LLC	100% owned by WSLIC	owns real estate entities
WestAd Inc.	Ohio	Corporation	100% owned by WSLIC	general advertising, book selling and publishing
Western & Southern Agency Services, Inc.	Pennsylvania	Corporation	100% owned by WSLIC	general insurance agency
Western & Southern Agency, Inc.	Ohio	Corporation	100% owned by WSLIC	general insurance agency
Western & Southern Financial Fund Inc	Ohio	Non Profit Corporation		charitable giving
Western & Southern Financial Group, Inc. (WSFG)	Ohio	Corporation	100% owned by WSMHC	holding company
Western & Southern Mutual Holding Company (WSMHC)	Ohio	Mutual Holding Co		Mutual Insurance Holding Company
Western-Southern Life Assurance Company (WSLAC)	Ohio	Corporation	100% owned by WSLIC
Windsor Hotel LLC	CT	LLC	25% owned by WSLIC; 49% owned by WSLR Hartford LLC; 1% owned by ERI	owns/operates real estate
Winkler Extension Apartments Investor, LLC	Ohio	LLC	100% owned by a trust for Separate Account A	real estate
Wright Executive Hotel Limited Partners	Ohio	LP	60.50% owned by WSLIC; 0.61% owned by WS Wright Hotel GP, LLC	owns/operates real estate
WS Airport Exchange GP, LLC	Ohio	LLC	100% owned by W&S Real Estate Holdings, LLC	owns/operates real estate
WS Country Place GP, LLC	Ohio	LLC	100% owned by W&S Real Estate Holdings, LLC	owns/operates real estate
WS Lookout JV, LLC	Ohio	LLC	100% owned by WSLIC	owns/operates real estate
WS Wright Hotel GP, LLC	Ohio	LLC	100% owned by WSLIC	owns/operates real estate
WSA Commons, LLC	Georgia	LLC	50% owned by WSLIC	owns/operates real estate
WSACS RR Holdings LLC	Ohio	LLC	50% owned by WSLIC	real estate
WSACS RR LLC	Ohio	LLC	100% owned by WSACS RR Holdings LLC	real estate
WSALD CEH, LLC	Ohio	LLC	50% owned by WSLIC	owns/operates real estate
WSALD NPH, LLC	Ohio	LLC	50% owned by WSLIC; 1% owned by Eagle	owns/operates real estate
WSL Partners, L.P.	Delaware	LP	general partner is FWCP and investors include WSLIC	private equity fund
WSLR Birmingham LLC	Ohio	LLC	100% owned by WSLR LLC	owns real estate
WSLR Cincinnati LLC	Ohio	LLC	100% owned by WSLR LLC	owns real estate
WSLR Columbus LLC	Ohio	LLC	100% owned by WSLR LLC	owns real estate
WSLR Dallas LLC	Ohio	LLC	100% owned by WSLR LLC	owns real estate
WSLR Hartford LLC	Ohio	LLC	100% owned by WSLR LLC	owns real estate
WSLR Holdings LLC	Delaware	LLC	24.49% owned by WSLIC	owns real estate entity

Affiliate	State	Entity	Ownership	Type of Business
WSLR LLC	Delaware	LLC	100% owned by WSLR Holdings, LLC	owns real estate entities
WSLR Skyport LLC	Ohio	LLC	100% owned by WSLR LLC	owns real estate
WSLR Union LLC	Ohio	LLC	100% owned by WSLR LLC	owns real estate
YT Crossing Apartments Investor, LLC	Ohio	LLC	100% owned by YT Crossing Holdings, LLC	real estate
YT Crossing Holdings, LLC	Ohio	LLC	98% by WSLIC and 2% owned by Eagle Realty Investments, Inc.	real estate

ITEM 29. The Code of Regulations of Columbus Life Insurance Company provides in Article VI that:

ARTICLE VI

Indemnification and Insurance

Section 1. Indemnification. To the fullest extent not prohibited by applicable law, the corporation shall indemnify each director, officer and employee against any and all costs and expenses (including attorney fees, judgments, fines, penalties, amounts paid in settlement, and other disbursements) actually and reasonably incurred by or imposed upon such director, officer or employee in connection with any action, suit, investigation or proceeding (or any claim or other matter therein), whether civil, criminal, administrative or otherwise in nature, including any settlements thereof or any appeals therein, with respect to which such director, officer or employee is named or otherwise becomes or is threatened to be made a party by reason of being or at any time having been a director, officer or employee of the corporation, or, at the direction or request of the corporation, a director, trustee, officer, administrator, manager, employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust, venture or other entity or enterprise including any employee benefit plan; provided, however, that no person shall be indemnified to the extent, if any, that the directors, acting at a meeting at which a quorum of directors who are not parties to or threatened with any such action, suit, investigation or proceeding, determine that such indemnification is contrary to applicable law.

Any director who is a party to or threatened with any such action, suit, investigation or proceeding shall not be qualified to vote; and if for this reason a quorum of directors, who are not disqualified from voting by reason of being parties to or threatened with such action, suit, investigation or proceeding, cannot be obtained, such determination shall be made by three attorneys at law, who have not theretofore represented the corporation in any matter and who shall be selected by all of the officers and directors of the corporation who are not parties to or threatened with any such action, suit, investigation or proceeding. If there are no officers or directors who are qualified to make such selection, the selection shall be made by a Judge of the Court of Common Pleas of Hamilton County, Ohio. Such indemnification shall not be deemed exclusive of any other right to which such director, officer or employee may be entitled under the Articles of Incorporation, this Code of Regulations, any agreement, any insurance purchased by the corporation, vote of shareholders or otherwise.

Section 2. Insurance. The Board of Directors of the corporation may secure and maintain such policies of insurance as it may consider appropriate to insure any person who is serving or has served as a director, officer or employee of the corporation, or who is serving or has served at the request of the corporation as a director, trustee, officer, manager, employee, adviser or other agent of or fiduciary for any other corporation, partnership, trust, venture, or other entity or enterprise including any employee benefit plan against any liability asserted against and incurred by such person.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. — PRINCIPAL UNDERWRITERS

(a)       Touchstone Securities, Inc. (“Touchstone”) acts as distributor for Contracts issued under Western-Southern Life Assurance Company Separate Accounts 1 and 2, Columbus Life Insurance Company Separate Account 1, Integrity Life Separate Accounts I, II, and VUL, National Integrity Separate Accounts I, II, and VUL, and as distributor for the shares of several series (Funds) of Touchstone Variable Series Trust, Touchstone Strategic Trust, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, and Touchstone Tax-Free Trust each of which is affiliated with the Depositor.

(b)       Set forth below are the names, principal business addresses and positions of each director and officer of Touchstone Securities.

Name	Position/Office with Touchstone Securities

James N. Clark	Director
400 Broadway
Cincinnati, Ohio 45202

Jill T. McGruder	Director
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Donald J. Wuebbling	Director
400 Broadway
Cincinnati, Ohio 45202

Jill T. McGruder	Chief Executive Officer
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Steven M. Graziano	President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Sharon L. Karp	Vice President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Richard K. Taulbee	Vice President
400 Broadway
Cincinnati, Ohio 45202

Patricia J. Wilson	Vice President
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Brian E. Hirsch	Chief Compliance Officer
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

James J. Vance	Vice President and Treasurer
400 Broadway
Cincinnati, Ohio 45202

Terrie A. Wiedenheft	Chief Financial Officer
303 Broadway, Suite 1100
Cincinnati, Ohio 45202

Rhonda S. Malone	Secretary
400 Broadway
Cincinnati, Ohio 45202

Douglas B. Perry	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

Timothy D. Speed	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

Cheryl J. Stotts	Assistant Treasurer
400 Broadway
Cincinnati, Ohio 45202

(c)       The following table sets forth information about all commissions and compensation received by the principal underwriter, Touchstone Securities, Inc., relating to the Registrant, during the 12-month period ended December 31, 2010.

Net Underwriting Discounts and	Compensation on
Commissions	Redemptions	Brokerage Commissions	Compensation

$-0-	$-0-	$-0-	$-0-

ITEM 31. — LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Company at 400 East Fourth Street, Cincinnati, Ohio 45202.

ITEM 32. — MANAGEMENT SERVICES

Not Applicable.

ITEM 33. — FEE REPRESENTATION

Pursuant to Section 26(f) of the Investment Company Act of 1940, as amended, Columbus Life Insurance Company represents that, with respect to the Policies registered with the Securities and Exchange Commission by this Registration Statement, as it may be amended, and offered by the Prospectus included in the Registration Statement, all fees and charges imposed for any purpose and in any manner and deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Columbus Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the Guarantee issued by The Western and Southern Life Insurance Company (“Western-Southern”), filed as an exhibit to this Registration Statement (the “Western-Southern Guarantee Period”), the Depositor hereby undertakes to provide notice to policyholders covered by the Western-Southern Guarantee promptly after the happening of significant events related to the Western-Southern Guarantee.

These significant events include:  (i) termination of the Western-Southern Guarantee that has a material adverse effect on the policyholders’ rights under the Western-Southern Guarantee; (ii) a default under the Western-Southern Guarantee that has a material adverse effect on the policyholders’ rights under the Western-Southern Guarantee; or (iii) the insolvency of The Western and Southern Life Insurance Company (“Western-Southern”).

Depositor hereby undertakes during the Western-Southern Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of Western-Southern in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of Western-Southern regarding such financial statements.

During the Western-Southern Guarantee Period, the Depositor hereby undertakes to include in the prospectus an offer to supply to policyholders the Statement of Additional Information which shall contain current financial statements of Western-Southern, free of charge upon a policyholder’s request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Columbus Life Insurance Company Separate Account 1, certifies that it meets all the requirements for effectiveness of this registration statement under 485(b) under the Securities Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 27th  day of April, 2011.

COLUMBUS LIFE INSURANCE COMPANY SEPARATE ACCOUNT 1

By: COLUMBUS LIFE INSURANCE COMPANY

By:	/s/ J.J. Miller

J.J. Miller
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Principal Executive Officer:

/s/ J.J. Miller

J.J. Miller
President and Chief Executive Officer	April 27, 2011

Principal Accounting and Financial Officer:

/s/ Robert L. Walker
April 27, 2011
Robert L. Walker
Senior Vice President and
Chief Financial Officer

Directors:	By:	/s/ Robert L. Walker
John F. Barrett*
James N. Clark*	Robert L. Walker
J.J. Miller*	as attorney in fact
James K. Risk, III*	for each Director*
Joseph H. Seaman*
Jerry B. Stillwell	April 27, 2011
Robert B. Truitt*
Robert L. Walker*

The Western and Southern Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Cincinnati and State of Ohio, on the 27th day of April 2011.

THE WESTERN AND SOUTHERN LIFE INSURANCE COMPANY

By:	/s/ Robert L. Walker

Robert L. Walker
Senior Vice President and
Chief Financial Officer

Directors:
John F. Barrett*		By:	/s/ Robert L. Walker
Donald A. Bliss*
James N. Clark*		Robert L. Walker
Jo Ann Davidson*		as attorney in fact
Eugene P. Ruehlmann*		for each Director*
George V. Voinovich
George H. Walker, III*
Thomas L. Williams*		April 27, 2011

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

(h)(16)(iv)	Amendment No. 1 to the Administrative Services Agreement, dated as of March 11, 2011, between Security Investors, LLC and Columbus Life Insurance Company (filed herewith)

(h)(16)(v)	Amendment No. 1 to the Participation Agreement, dated as of March 11, 2011, between Rydex Variable Trust, Rydex Distributors, LLC and Columbus Life Insurance Company (filed herewith)

(k)(1)	Opinion and Consent of Counsel.

(n)(1)	Consent of Independent Registered Public Accounting Firm